Exhibit 10.21

USAA Contract Control Number: 1017633-000

ZAG SERVICES & MAINTENANCE AGREEMENT

THIS ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement” which shall include by reference all Project Addendums, Exhibits and other mutually executed amendments hereto) is entered as of February 13, 2007 (“Effective Date”) by and between UNITED SERVICES AUTOMOBILE ASSOCIATION, a reciprocal interinsurance exchange, with offices located at 9800 Fredericksburg Road, San Antonio, Texas 78288 (“USAA”) and ZAG.COM INC., a corporation with offices located at 525 Broadway, 3rd Floor, Santa Monica, California  90401 (“ZAG” or “SUPPLIER”).  SUPPLIER and USAA are each referred to in the alternative as a “Party” and both collectively as the “Parties.”

WHEREAS, the Parties agree that the execution of this Agreement satisfies the no-cost criteria referenced in USAA Contract Control Number 1017674-000 dated 28 August 2006; and

WHEREAS, ZAG provides certain web based services, including but not limited to an Internet accessible platform for automobile shopping, purchasing, insuring and financing as such a program is developed, changed, and delivered for USAA Members; and

WHEREAS, USAA desires to acquire the right to obtain such services as are set forth herein.

NOW THEREFORE, the Parties agree as follows:

ARTICLE 1: DEFINITIONS

1.1                               General Definitions.  For purposes of this Agreement, the following capitalized terms shall have the meaning ascribed thereto.  Other capitalized terms used in this Agreement are defined in the context in which they are used and shall have the meanings there indicated.

1.2                               “Acceptance Test Plan” shall mean the criteria established by the Parties for the acceptance of ZAG’s Technology, Deliverables and/or Custom Works as set forth in a separate written document executed by both Parties and pursuant to Section 3.14 of this Agreement.

1.3                               “Access” shall mean, but shall not be limited to, the ability to view, receive, process or handle data or the media on which such data resides.

1.4                               “Affiliates” shall mean the (i) subsidiaries, affiliates or parent company of an Entity; or (ii) any Entity that directly or indirectly, Controls, is controlled by, or is under common control of or with an Entity.  “Control” (including “control by” and “under common control with”) shall mean ownership of, or the right to acquire (a) not less than fifty percent (50%) of the stock of an Entity; (b) the right to vote not less than fifty percent (50%) of the stock of an Entity; (c) not less than fifty percent (50%) ownership interest in a partnership or other Entity; or (d) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Entity, whether through the ownership of voting securities, by contract or otherwise.

1.5                               “Auditable Records” shall mean accurate auditable evidence maintained in any type of media; including, but not limited to, records, timesheets (or time tracking systems of any type), employment records, work specifications, project management notes and reports; consulting charges, invoices, travel and living expenses, receipts and employee expense records, which are the basis of, or otherwise directly relate to, charges for any fees, expenses or other charges to USAA under this Agreement.

1.6                               “Change of Control” shall mean (a) outstanding stock representing 50% or more of the equity ownership or voting rights of ZAG’s shareholders, or substantially all of ZAG’s assets are sold,

USAA CONFIDENTIAL	2.3.2007

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

transferred, assigned or merged; (b) ZAG assigns other than by a change in controlling interest or sale of substantially all assets, to a third party any of its rights and obligations under this Agreement, without USAA’s prior written consent, which shall not be unreasonably withheld; or (c) any other transaction or series of transactions that result in a change of Control of ZAG; provided however that the following issuances or deemed issuances shall not be deemed a Change in Control: (i) common stock upon conversion of preferred stock; (ii) common stock issued or issuable to officers, directors and employees of, or consultants to, ZAG pursuant to stock grants, option plans, purchase plans or other employee stock incentive programs or arrangements, or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement; (iii) shares of common stock issued or issuable as a dividend or distribution on preferred stock; (iv) shares of common stock issued in a registered public offering under the Securities Act; (v) shares of common stock issued or issuable pursuant to the acquisition of another corporation by ZAG by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement; (vi) shares of common stock issued or issuable to banks, equipment lessors or other financial institutions pursuant to a debt financing or commercial leasing transaction; (vii) shares of common stock issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM agreements, marketing or other similar agreements or strategic partnerships, provided that such issuances are for other than primarily equity financing purposes; (viii) shares of common stock issued or issuable to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions, provided that such issuances are for other than primarily equity financing purposes; or (ix) shares of common stock issued or issuable in connection with any settlement of any action, suit, proceeding or litigation.

1.7                               “Confidential Information” shall mean material or information proprietary to the Disclosing Party and designated as Confidential Information by the Disclosing Party, and not generally known by third parties.  Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature (whether or not reduced to writing or any media): systems manuals, decision processes, profiles, system and management architectures; discoveries, ideas, know-how, concepts or inventions (whether patented or not); software in various stages of development; business methods, processes, strategic plans or methodologies; marketing techniques and materials, marketing and development plans and procedures; Customer Data; price lists, pricing policies, business or financial information, plans, strategies, forecasts, forecast assumptions and business practices.  Notwithstanding any failure to designate, the ZAG’s Technology shall be deemed the Confidential Information of ZAG.  Confidential Information also includes any information described above which is jointly developed by the Parties and which either Party designates as Confidential Information; as well as any notes, memorandum, analyses or abstracts relating to Confidential Information.

1.8                               “Conviction” shall mean criminal convictions involving intentional injury or loss to person or property; endangerment of others while under the influence of alcohol or other substances; or any crime (including felonies) involving in any way, theft, fraud, dishonesty, moral turpitude, bribery or the violation of any securities law; as well as any deferred adjudications with respect to any of the above, as allowed by law.

1.9                               “CPU” shall mean Central Processing Unit.

1.10                        “Customer Data” shall mean any personally identifiable information of a USAA Member or customer; but excludes any personally identifiable information gathered by ZAG independently of this Agreement, the relationship of the Parties or use of the ZAG’s Technology.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.11                        “Custom Work(s)” shall mean any and all materials that are (i) developed by ZAG exclusively for USAA under this Agreement; and (ii) are explicitly labeled as “Custom Work” in this Agreement or in a writing pursuant to Section 17.2 hereof.

1.12                        “Deliverables” shall mean any materials that may be provided or delivered by ZAG to USAA hereunder that are expressly designated as a “Deliverable” in this Agreement or in a writing pursuant to Section 17.2 hereof.

1.13                        “Disclosing Party” shall mean the Party disclosing Confidential information.

1.14                        “Documentation” shall mean the materials provided or made available by ZAG relating to ZAG’s Technology, Delivered Zag Technology or Custom Works which describe the operation, function and performance of the same.

1.15                        “Effective Date” shall mean the date when the last authorized signature is executed to this Agreement.

1.16                        “Enterprise-wide” shall mean, except as otherwise expressly stated herein, that USAA may use the ZAG’s Technology without limitation as to (a) the number of servers, workstations, and/or personal computers upon which the ZAG’s Technology, Delivered Zag Technology or Custom Works may be installed; (b) the location of such servers, workstations, and/or personal computers; and (c) the purpose for which the ZAG’s Technology is intended.

1.17                        “EFT” shall mean an electronic funds transfer.

1.18                        “Employee” shall mean an agent or employee employed or retained in any way, on a full or part time basis, by ZAG or ZAG’s subcontractors, that provides Services directly to USAA and/or USAA Members, has access to USAA Confidential Information, or has access to USAA’s premises or to USAA computing systems pursuant to this Agreement.

1.19                        “Entity” shall mean but not be limited to, any corporation, partnership, joint venture, joint stock company, limited liability company, trust, estate, association or other entity the existence of which is recognized by any governmental authority.

1.20                        “Hot Stand-by Equipment” shall mean computer hardware which is powered up and has ZAG’s Technology loaded, but is not being used to process actual production work, except for simultaneous processing for disaster recovery and disaster recovery testing purposes.

1.21                        “Intellectual Property” shall mean to the extent that any of the following are recognized in any jurisdiction world-wide: (i) intellectual property and/or proprietary rights, whether registered or unregistered, including without limitation copyrights, patent rights (including without limitation applications for patent protection); (ii) publicity rights, trade dress, registered or otherwise protected trademarks, trade names, service marks and protections from trademark dilution; (iii) trade secrets, as defined in the Uniform Trade Secret Act or its successor, (iv) proprietary products, services, know-how, techniques, business processes, configurations, business methods.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.22                        “Launch Date” means the date that the Primary Markets (as defined in Exhibit C) in phases 1, 2, 3 and 4 as .set forth in Exhibit F, paragraph 4 are completed per the terms and conditions of this Agreement.

1.23                        “Material Breach” shall mean any breach by either Party of a material term, condition, or covenant, that remains uncured thirty (30) days after written notice to the breaching party describing the nature of the breach and stating explicitly that such breach is a Material Breach of this Agreement.

1.24                        “Major New Release” shall mean an upgrade or Update that substantially increases the level of current functionality of the ZAG’s Technology, as determined by ZAG in its reasonable discretion.

1.25                        “Pre-existing Intellectual Property” shall mean products, software, ideas, skills, tools, techniques, processes and other Intellectual Property of a Party which Intellectual Property is in existence prior to the Effective Date or if developed or acquired after the Effective Date, is developed and/or acquired independently of this Agreement.

1.26                        “OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of Treasury.

1.27                        “Project Addendum” shall mean any written document that may be attached to this Agreement and is executed by USAA (or its Affiliates) and ZAG that provides the direction, resources, commitments, methodology, timelines, and other program/project requirements to implement the Services anticipated by this Agreement.

1.28                        “Project Addendum Number” shall mean the USAA specified number or letter assigned to each Project Addendum, as described above in 1.27.

1.29                        “Provider” shall mean any third party with Access to Customer Data by, through or under ZAG including sub-contractors and sub-subcontractors of whatever tier,

1.30                        “Recipient” shall mean the Party receiving Confidential Information.

1.31                        “Regulations” shall mean the statutes, rules and regulations that are issued, promulgated and or enforced by OFAC.

1.32                        “Services” shall mean the services to be performed by ZAG for USAA under this Agreement as amended from time to time, including but not limited to Maintenance Services, implementation services, project management, customization services and as set forth in Exhibits C, E, and F hereto.

1.33                        “Termination Assistance Services” means (i) the terminated, in-sourced or resourced ZAG’s Technology, Custom Works, and Services (including any enhancements to or improvements upon existing ZAG’s Technology, Custom Works, and Services) to the extent USAA requests such ZAG’s Technology, Custom Works, and Services during the Termination Assistance Period and (ii) ZAG’s cooperation with USAA or another service provider designated by USAA in the effective and efficient transfer of the terminated, in-sourced or resourced Custom Works and Services to USAA or its designated service provider.

1.34                        “Termination Assistance Period” means a period of time not to exceed six (6) months after termination of this Agreement pursuant to Section 9.2.

1.35                        “USAA” means United Services Automobile Association and its Affiliates.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.36                        “USAA Competitors” means [***] and [***] including such Entities’ Affiliates.

1.37                        “USAA Member” shall mean any person or Entity to whom USAA provides, or is actively attempting to provide, products or services to in the course of USAA’s business operations.

1.38                        “USAA Trade Dress” means the trademarks, service marks, logos, layout, colors, site maps, fonts and other characteristics which, taken together as a whole, are unique to USAA’s or otherwise identify USAA and all Intellectual Property thereto.

1.39                        “USAA Auto Program” shall mean all aspects of the automobile shopping, purchasing, insuring and financing program as such a program is developed, changed, and delivered for USAA Members branded with the USAA Trade Dress and operated, serviced, enabled or otherwise provided by ZAG during the Term.

1.40                        “USCIS” shall mean the U.S. Citizenship and Immigration Services and its predecessors.

1.41                        “ZAG’s Content” means information and data contained in the ZAG’s Web Site (excluding USAA Trade Dress) together with all data to be provided by ZAG pursuant to this Agreement and any derivative works created from information and data by ZAG under the terms of this Agreement.

1.42                        “ZAG IP” shall have the meaning ascribed thereto in Section 3.10.

1.43                        “ZAG’s Technology” means any software, internet based services platforms, inventions, business processes, ZAG’s Content, ZAG’s Web Site and any other information, ideas, concepts, data, know-how, products, designs and techniques, developed or provided on a hosted basis by ZAG to USAA under this Agreement hereto.

1.44                        “ZAG’s Web Site” means that certain area of the World Wide Web on the internet hosted and maintained by ZAG for the use and benefit of USAA for the USAA Auto Program with or without the use of ZAG’s Technology.  Together with all related and successor ZAG web sites and information contained within, access to said web site is being provided by ZAG for the USAA Auto Program.

ARTICLE 2: SERVICES

2.1                               Services.  During the Term of this Agreement, ZAG will fully perform the Services and fully provide all Deliverables as set forth in this Agreement, as it may be amended from time to time during the Term.  Throughout the Term of this Agreement, ZAG will provide to USAA a full-time program manager that is dedicated to overseeing the provision of the Services pursuant to this Agreement.  ZAG will devote as much of its resources, agents and employees’ time and efforts to the Services as may be reasonably necessary to properly perform all of ZAG’s duties under this Agreement.  ZAG shall have the right to subcontract the performance of its Services hereunder, provided that the subcontractors utilized by ZAG shall be based in the United States and are subject to the same confidentiality provisions as set forth in this Agreement; provided however, in the case of subcontractors which have access to Customer Data, directly interact with USAA Members or that will have access to USAA computing systems, such “Designated Contractors” must be pre-approved by USAA.  All Services performed under this Agreement, including but not limited to call center services, shall be performed within the United States.

2.2                               Service Performance.  In the event that USAA notifies ZAG that the performance of Services under this Agreement, as reasonably determined by USAA, is not consistent with the specifications set forth in this Agreement, USAA shall send ZAG a written notice, and ZAG shall, within reasonable time

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

and at its expense re-perform the applicable Services so that they conform with the requirements of this Agreement; or if such service was subject to a charge paid or payable by USAA then USAA may elect to have ZAG reasonably reduce the invoiced cost of said Services or repay the amount paid in order to compensate USAA for any cost incurred by USAA.

2.3                               USAA Obligations.  After the Launch Date, USAA hereby agrees that it shall, in good faith and to the extent of its commercially reasonable abilities, market the USAA Auto Program to USAA Members, including in such a manner and through such channels and means as follows: (1) provide a prominent place within any and all USAA Member web sites to promote the USAA Auto Program, (2) offer the USAA Auto Program at the end of each online USAA automobile loan or lease application, as well as within the USAA call center as a USAA service available to USAA Members interested in purchasing an automobile, (3) issue a press release acknowledging its use of ZAG’s Technology in conjunction with the USAA Auto Program, (4) work with ZAG to determine what USAA marketing and publicity is reasonably needed and acceptable to USAA to further expand and grow the USAA Auto Program, and (5) enable the USAA Auto Program to be generally available to USAA Members.

2.3.1                     Pre-Launch.  Prior to the Launch Date, USAA hereby agrees that it shall, in good faith and to the extent of its commercially reasonable abilities, market the USAA Auto Program to USAA Members, including in such a manner and through such channels and means as follows: (1) provide a prominent place within any and all USAA Member web sites to promote the USAA Auto Program, (2) offer the USAA Auto Program at the end of each online USAA automobile loan or lease application, as well as within the USAA call center as a USAA service available to USAA Members interested in purchasing an automobile, and (3) work with ZAG to determine what USAA marketing and publicity is reasonably needed and acceptable to USAA to further expand and grow the USAA Auto Program.

2.3.2                     Verification of Information.  USAA will provide ZAG with such information as may be reasonably requested in order to verify the purchase of automobiles by USAA Members through the USAA Auto Program.

2.4                               Dealer Network.  As more fully described in Exhibit C, ZAG shall establish, own and manage a Dealer Network (as such term is defined in Exhibit C) for the USAA Auto Program.  Dealers (as such term is defined in Exhibit C) shall be required to execute a Dealer Program Agreement (as such term is defined in Exhibit C) with ZAG which shall contain terms and conditions consistent and inclusive of the Dealer Program requirements set forth in Exhibit C relevant to how Dealers may interact with and conduct business with USAA Members (i.e., without limitation - “no flipping,” “Additional Products” restrictions, “no-haggle,” ACII payment, title submission, etc).  Upon reasonable notice and not more than once (lx) in any calendar quarter, USAA shall have a right to audit executed Dealer Program Agreements to determine whether such Dealer Program Agreements are consistent with the requirements set forth in Exhibit C.

2.5                               Repurchasing Services.  If a sale of a vehicle has been completed through the USAA Auto Program and has resulted in a USAA Member’s making of a dissatisfaction complaint to USAA or Dealer within three (3) business days of such purchase (“Claim”) referencing that the dissatisfaction has resulted from the Dealer’s failure to comply with the requirements set forth Exhibit C relevant to how Dealers are to interact with and conduct business with USAA Members (“DP Failure”), then USAA shall notify ZAG promptly of the Claim and ZAG and USAA will jointly work to resolve the Claim as follows:

2.5.1                     Within three (3) business days of notice from USAA of the Claim, USAA will make a reasonable determination and report to ZAG whether the Claim is a valid DP Failure.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.5.2                     Within ten (10) business days of a determination that the Claim has arisen from a DP Failure, ZAG will resolve the Claim by electing to either:

2.5.2.1  require the Dealer to resolve the DP Failure in question as outlined in the Claim per ZAG’s instructions, or

2.5.2.2  pay the difference between the amount that should have been paid to the Dealer pursuant to the relevant DP Failure requirement set forth in Exhibit C as outlined in the Claim and the amount that was actually paid to the Dealer by the USAA Member, or

2.5.2.3  require the Dealer or ZAG to repurchase the vehicle from the USAA Member at the same purchase price as was paid by the USAA Member.

2.5.2.4  should the Claim be able to be resolved per Section 2.5.2.1 or Section 2.5.2.2; and USAA nonetheless chooses to have the vehicle be repurchased by ZAG, the costs and profits associated with such repurchase shall be USAA’s.

2.5.3                     Subject to Section 2.5.2.4, all costs and profits related to the resolution of DP Failure Claims shall be ZAG’s.

2.5.4                     Should USAA decide to repurchase a vehicle that was procured through the USAA Auto Program because it has resulted in a USAA Member’s making of a dissatisfaction complaint to USAA or Dealer; and should USAA determine the complaint is based on factors other than a DP Failure, USAA shall be solely responsible for resolving the complaint, including without limitation incurring all costs relating to the repurchase of the vehicle should it be decided by USAA to resolve the complaint via repurchase.  Any repurchases pursuant to Section 2,5.4 and Section 2.5.2.4 shall not be counted toward the Minimum Level for Material Breach of SLO 8 set forth in Exhibit B.

ARTICLE 3: LICENSES

3.1                               ZAG’s Technology License Grant.  The Parties acknowledge and agree that as of the Effective Date, ZAG’s Technology is a part of a Service hosted by ZAG to enable the USAA Auto Program.  ZAG shall have the obligation to deliver “Delivered Zag Technology” as such technology may be subsequently developed to the extent mutually agreed to in writing by the Parties pursuant to Section 17.2.  Subject to the terms of this Agreement-ZAG grants to USAA an irrevocable, nonexclusive, Enterprise-wide, world-wide, royalty-free right to (1) use Delivered Zag Technology solely to support the USAA Auto Program and (2) to access and use ZAG’s Technology as hosted by ZAG solely for the use of the USAA Auto Program.  The license grant in this Section 3.1(1) shall commence upon the date of delivery of any Delivered Zag Technology to USAA by ZAG for the Term.  Subject to the terms and conditions herein, the licenses granted in Section 3.1(2) shall be effective as of the Effective Date.  ZAG’s Technology shall be considered ZAG’s Confidential Information under this Agreement.  ZAG’s Technology excludes the Customer Data and Custom Works assigned to USAA pursuant to Section 3.11.

3.2                               Web Site License.  Subject to the terms of this Agreement, ZAG grants to USAA an Enterprise- wide, non-exclusive, non-transferable, world-wide license to access and use ZAG’s Web Site as may be necessary to utilize USAA Auto Program and as necessary in support of the rights granted to USAA in Section 3.1 hereto.

3.3                               Permitted Users.  All rights granted to USAA and USAA Members in this Agreement shall extend to USAA’s Affiliates provided that USAA remains responsible for all obligations or liabilities incurred as a result of its Affiliates’ use or third party’s use (pursuant to Section 3.4) of the ZAG’s

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Technology and/or Delivered Zag Technology.  Furthermore, USAA’s agents and/or consultants may use the ZAG’s Technology subject to this Agreement to the same extent, and under the same terms and conditions to which USAA itself may use the ZAG’s Technology for the USAA Auto Program; provided, however, that USAA shall be responsible for the compliance of all such agents and consultants with the terms and conditions of this Agreement, as if such agents and consultants were parties hereto.

3.4                               Service Providers.  USAA may not transfer any rights or licenses to ZAG’s Technology or Delivered Zag Technology to any third party; provided, however, USAA may, sublicense the above stated license to use ZAG’s Technology and/or Delivered Zag Technology to a third party in the event that USAA has engaged such third party to provide services for USAA in connection with the USAA Auto Program (including, without limitation, third party service providers who may process USAA’s or Affiliate business transactions) subject to the terms of a written agreement which is consistent with the terms of this Agreement; notwithstanding, USAA shall not have the right to sublicense the ZAG’s Technology or the Delivered Zag Technology to any third party that is primarily in the business of marketing, leasing or selling Automobiles over the Internet.  Any integration of third parties will be at the cost of USAA or a third party, and will include any applicable ZAG’s fees, so long as such fees are consistent with those identified in Exhibit A.  ZAG and USAA shall mutually agree in writing on the cost and scope of chargeable work performed by ZAG not included within the Services.

3.5                               USAA Member Processing.  USAA may exercise the licenses granted in Article 3 for the benefit of USAA Members solely in support of the USAA Auto Program.  Each license includes the right to access and use the ZAG’s Technology and the Delivered Zag Technology in connection with the Internet and any associated or interconnected networks, peripherals, equipment, customer delivery channels or devices for the purpose of operating the USAA Auto Program.

3.6                               Copies.  (i) USAA may make additional copies of the Delivered Zag Technology (or portions thereof); provided, however, that USAA’s use of such copies is consistent with the terms of this Agreement ; (ii) USAA shall be entitled to keep copies of the Delivered Zag Technology away from USAA’s premises for purposes of safekeeping and permanent archival usage; (iii) USAA may use the Delivered Zag Technology on temporary, substitute or back-up equipment, including, but not limited to Hot Stand-by Equipment, at another USAA or authorized third party site and/or on another computer for the purposes of contingency and recovery (“C&R”) testing or activities and/or emergency backup; and (iv) USAA may install and use the Delivered Zag Technology in a non-production environment for purposes of training, testing and development.

3.7                               Portability. (i) USAA may install and utilize the Delivered Zag Technology on alternative workstations, personal or portable computers or electronic devices at any time that the Delivered Zag Technology is not being used on the workstation, personal or portable computer or electronic devices on which the Delivered Zag Technology would normally be utilized or to which it is restricted, (ii) with respect to any license type that restricts the use of the Delivered Zag Technology to a particular installation site or CPU, if the workload for such installation site or CPU is transferred to another installation site or CPU, USAA may use the Delivered Zag Technology simultaneously at the original and the new installation site or CPU for a period not to exceed six (6) months (the “Transition Period”) in support of transitional parallel operations and testing and (iii) upon expiration of the Transition Period, USAA will cease use of the Delivered Zag Technology at either the original or the new installation site or CPU.

3.8                               No Shrink Wrap Licenses.  Unless expressly agreed upon by the Parties, ZAG and USAA agree that no so-called “shrink wrap” or “click wrap” license terms shall apply to (1) any ZAG’s Technology or Delivered Zag Technology licensed or to any Service provided to a USAA Member hereunder, or (2) any ZAG’s Technology or Delivered Zag Technology licensed or to any Service or Deliverable provided to

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

USAA hereunder.  Unless so agreed by the ZAG and USAA, such licenses or versions of the ZAG’s Technology, Delivered Zag Technology, Deliverable or Services that are packaged with or require assent to any such “shrink wrap” or “click wrap” license, shall be null and void and the terms and conditions of this Agreement shall apply to the ZAG’s Technology or Delivered Zag Technology, Deliverable or Services.  Notwithstanding the foregoing, the Parties shall mutually agree upon a privacy policy and terms of use for the USAA Auto Program.

3.9                               Additional Copies.  In the event USAA’s copy(ies) of the Delivered Zag Technology (or portions thereof), Custom Works or Deliverables delivered to USAA hereunder become(s) damaged or destroyed through no fault of USAA (provided USAA receives copies of the same as part of the license granted hereunder), ZAG agrees to replace such Delivered Zag Technology, Custom Works, and Deliverable.  Such materials will be shipped promptly to USAA.  ZAG will charge USAA only for replacement of the media and reasonable delivery charges.

3.10                        Title to ZAG’s Technology and ZAG IP.  As between ZAG and USAA, ZAG retains all title and Intellectual Property rights to the ZAG’s Technology and any and all other materials and information that may be provided by ZAG or accessed by USAA or its Affiliates hereunder that are not Custom Works (collectively, “ZAG IP”) and ZAG does not convey any proprietary interest therein to USAA other than the non-exclusive licenses as may be expressly specified herein.  Notwithstanding, the use of any USAA Confidential Information and USAA Intellectual Property in combination with the ZAG’s Technology, or output derived from the use of the ZAG’s Technology, such USAA Confidential Information, USAA Intellectual Property and/or output shall remain USAA Confidential Information.  Except as explicitly granted herein, ZAG retains all right, title and interest in ZAG IP and ZAG Confidential Information and ZAG does not grant, assign nor in any way transfer any right, entitlement, privilege, permission, claim, title or ownership in any ZAG IP or other ZAG Confidential Information, either implicitly or explicitly, by operation of law or otherwise.  Without limiting the effect of the foregoing, as between USAA and ZAG, all ZAG Pre-Existing Intellectual Property remains the sole and exclusive property of ZAG.

3.11                        Title to Custom Work.  The Parties hereby acknowledge and agree that during the course of ZAG’s performance of Services hereunder, USAA may request ZAG to create “Custom Work” as defined in Section 1.11.  ZAG further agrees that all Intellectual Property right, title and interest in and to Custom Works (including without limitation, the source code for Custom Works (as applicable)) shall vest in USAA and shall be the sole property of USAA, excluding in all cases any ZAG IP.

3.12                        Custom Work Intellectual Property Rights.  Except for the ZAG IP (and ZAG’s Pre-existing Intellectual Property), USAA will own all Intellectual Property rights in any Custom Work.  Such Custom Works are deemed “works made for hire.” In the event such Custom Works do not fall within the specifically enumerated works that constitute “works made for hire” under United States copyright laws, ZAG hereby assigns all tangible and intangible Intellectual Property in the Custom Work, except for the ZAG IP (and ZAG’s Pre-existing Intellectual Property), to USAA.  ZAG agrees to execute any other documents necessary to perfect such title in USAA.  Should ZAG receive any inquiries from third parties concerning an interest in obtaining a Custom Work or obtaining a right to use a Custom Work; ZAG shall promptly notify USAA of such inquiry.

3.12.1              Pre-existing Intellectual Property.  To the extent that ZAG IP (including ZAG’s Pre-existing Intellectual Property) has been incorporated with or is embedded in a Custom Work, the Parties agree that for the Term of this Agreement the licenses granted under Article 3 shall apply thereto.  As between the ZAG and USAA, the ZAG IP shall remain the property of ZAG.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.12.2              Custom Works.  Custom Works include, but may not be limited to (i) the HTML code authored by ZAG to private label/brand the USAA Auto Program: (ii) the object and source code for the eFund features and functionality for the USAA Auto Program as set forth in Exhibit C.

3.13                        Reverse Engineering & Restrictions.  USAA will not modify, decompile, disassemble or reverse engineer any portion of the ZAG’s Technology or ZAG IP (including ZAG’s Pre-existing Intellectual Property) to intentionally attempt to discover any underlying ideas or algorithms.

3.13.1              USAA may not re-transmit, re-sell, or re-distribute the ZAG’s Technology, ZAG’s Web Site, ZAG’s Content or ZAG IP except as explicitly provided for herein.

3.13.2              ZAG may not use, re-transmit, re-sell or redistribute Customer Data or any USAA Trade Dress to any third party for any purpose other than as explicitly set forth herein.  USAA hereby grants ZAG a non-exclusive worldwide license to use and copy USAA Trade Dress and Customer Data as required to perform Services pursuant to this Agreement and USAA Trade Dress policies and build, operate, market and maintain the USAA Auto Program.  USAA shall have the right to audit ZAG’s use of USAA Trade Dress and Customer Data upon reasonable notice as per section 17.11.

3.14                        Acceptance Test.  The test to document USAA acceptance of ZAG’s Technology, Deliverables, and/or Custom Works and the Launch Fulfillment (as defined below) (“Acceptance Test”) will be conducted in two parts.  Each, of the two parts must be accepted by USAA in accordance with the Acceptance Test Plan.  Acceptance for each of the two parts is, however, independent of the other.  USAA and ZAG shall each be responsible for their own Acceptance Test costs incurred.  ZAG agrees to assist USAA as reasonably needed to perform the Acceptance Test.  The two parts of the Acceptance Test are:

3.14.1              Part I Acceptance Test: Will commence within thirty (30) days of notification by ZAG that it is ready for USAA to begin the Acceptance Test of the ZAG’s Technology, Deliverables, and/or Custom Works (see applicable sections of Exhibits C and E).  Part I Acceptance Test will take no longer than thirty (30) days from the date of such notice.  Under Part I Acceptance Test, USAA will test ZAG’s Technology, Deliverables, and/or Custom Works as required and described in the Acceptance Test Plan.  Within fifteen (15) business days of completing the testing required under Part I Acceptance Test, USAA shall either accept the ZAG’s Technology, Deliverables and/or Custom Works or reject them due to a failure of the ZAG’s Technology, Deliverables and/or Custom Works to perform in accordance with the Part I Acceptance Test as provided in the Acceptance Test Plan.  USAA will notify ZAG in writing no later than fifteen (15) business days after completion of Part I Acceptance Test of either its acceptance or rejection of the applicable ZAG’s Technology, Deliverables, and/or Custom Works.  USAA will issue a Certificate of Completion (COC) should ZAG’s Technology, Deliverables and/or Custom Works successfully pass Part I Acceptance Test.  USAA will issue a rejection notice accompanied by a written description as provided in 3.14.2 should ZAG’s Technology, Deliverables and/or Custom Works fail the Part I Acceptance Test.

3.14.1.(a) Part II Acceptance Test: Will commence upon notification from ZAG that the requirements of the Launch Date as set forth in Exhibit F, Exhibit C and as provided in the Acceptance Test Plan have been fulfilled (“Launch Fulfillment”).  Upon such notice from ZAG, USAA shall have up to five (5) business days to commence its Part II Acceptance Test.  Part II Acceptance Test will comprise of a good faith investigation by USAA of the Launch Fulfillment having met the requirements of Exhibits F and C and as provided in the Acceptance Test Plan.  Within ten (10) days of completing such investigation, USAA shall either accept or reject the Launch Fulfillment in good faith in accordance with the Part II Acceptance Test.  USAA will issue a Certificate of Completion (COC) should the Launch Fulfillment successfully pass Part II

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Acceptance Test.  USAA will issue a rejection notice accompanied by a written description as provided in 3.14.2 should the Launch Fulfillment fail the Part II Acceptance Test.

3.14.1.(b) Notification.  If ZAG has not received such timely notification of its success or failure to pass the Part I or Part II Acceptance Test as described above, ZAG shall send USAA a notice identifying the lack of response from USAA regarding the Part I or Part II Acceptance Test.  Unless USAA responds within ten (10) calendar days of receiving such notice, the tested ZAG’s Technology, Deliverable and/or Custom Works or the Launch Fulfillment (as applicable) shall be deemed accepted.  ZAG may also elect to terminate this Agreement should USAA not respond to such notice in accordance with Section 9.1.9.

3.14.2              Rejection.  If USAA rejects the ZAG’s Technology, Deliverables and/or Custom Works or the Launch Fulfillment due to ZAG’s failure to pass Part I or Part II Acceptance Test, USAA may: (i) give ZAG notice of such failure and a detailed descriptions of the reasons therefore, and if ZAG has not remedied such failure within fourteen (14) days of such notice, USAA may terminate the Agreement without any further obligation or liability of any kind; or (ii) require that ZAG correct the deficiencies described in such notice, at no cost to USAA, and repeat the applicable Acceptance Test, in its entirety or any such portions as reasonably determined by USAA.  Upon any such termination as provided in this Section 3.14.2, USAA agrees to return the ZAG’s Technology and/or the Deliverables, together with any materials furnished to USAA by ZAG in connection therewith, without further obligation or liability of any kind to ZAG.

3.15                        USAA Retention of Rights.  Except as explicitly granted herein, USAA retains all right, title and interest in USAA Intellectual Property and Confidential Information and USAA does not grant, assign nor in any way transfer any right, entitlement, privilege, permission, claim, title or ownership in any USAA Intellectual Property or other Confidential Information, either implicitly or explicitly, by operation of law or otherwise.  Without limiting the effect of the foregoing, as between USAA and ZAG, all USAA Pre-Existing Intellectual Property remains the sole and exclusive property of USAA.

ARTICLE 4: DOCUMENTATION

4.1                               Content.  Any Documentation furnished according to this Agreement shall be in compliance with the applicable Project Addendum.

4.2                               Revisions to Documentation.  If the Documentation is materially revised at any time, or if Updates (as hereinafter defined) are being provided to USAA, then ZAG shall automatically send to USAA, at no charge for so long as Maintenance Services are to be provided hereunder, copies (in the quantities and formats specified in Article 4) of such revised or additional Documentation produced by ZAG as soon as such Documentation has been made generally available to ZAG’s other customers.

4.3                               Copies.  Unless designated otherwise, ZAG shall deliver to USAA two copies of the Documentation, in hard copy format and, if available, two (2) copies of the Documentation in CD ROMS or other electronic or machine readable format, as applicable.  In addition, for so long as USAA is entitled to Maintenance Services, ZAG shall provide USAA, at no charge, access to any on-line documentation and information services that ZAG makes generally available to its other customers as part of its technical maintenance services.

4.4                               Distribution of Documentation.  USAA shall have the right to reproduce and either physically or electronically distribute any Documentation provided hereunder: (i) solely for the use by USAA for the USAA Auto Program (or any other party permitted to use the ZAG’s Technology under this Agreement) and (ii) reproduce all such proprietary notices as ZAG has included on the original Documentation.  If

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USAA requests ZAG to furnish additional copies of any such Documentation, ZAG shall furnish a reasonable amount of such additional copies to USAA.

4.5                               Training Services.  Training, orientation and other support services (“Training Services”) not otherwise specified as “no cost” items in this Agreement will, upon ZAG’s consent, be furnished by ZAG at USAA’s request, as described in Exhibit A.  Exhibit A sets forth ZAG’s standard rates as of the Effective Date.  Changes to the rates in Exhibit A will be as described in Exhibit A.  Notwithstanding the foregoing, the Parties may negotiate special rates on a project by project basis, as mutually determined.  The location of such Training Services shall be at mutually agreed upon location(s).  USAA and ZAG shall mutually determine the scheduling for Training Services.  USAA may video, audio tape or otherwise electronically store, for USAA’s own use, any Training Service provided by ZAG and may reproduce and distribute by any means such recorded training session and any associated documentation, manuals, and coding sheets for USAA’s own use provided that all titles, logos and copyrights are also reproduced.

ARTICLE 5: SUPPLIER’S RESPONSIBILITIES

5.1                               Conduct.  ZAG shall conform to the following rules of conduct:

5.1.1                     ZAG will have its Employees comply with the following USAA’s policies while on the USAA’s premises: (i) no smoking; (ii) drug-free environment; (iii) dress code; (iv) non-harassment; (v) travel/expense guidelines (while such expenses are being submitted to USAA for reimbursement); (vi) time reporting (for all Employees subject to billable hour charges relevant to the Services) , (vii) all safety and security policies (including a prohibition against weapons); (viii) computer security and use policies (for any Employee with access to USAA computing systems); and (ix) USAA’s Physical Security Policy, in each case, as set forth in the Non-USAA Worker Orientation Booklet attached hereto as Exhibit G.

5.1.2                     Intentionally Left Blank.

5.1.3                     Employees may be required to attend a short orientation program prior to performing Services on USAA’s premises.  USAA shall cover any costs associated with Employees attending such an orientation program.

5.1.4                     USAA may require ZAG to immediately prevent, if legally permissible, any of its Employees that do not comply with the policies set forth in this Section 5.1 or who are otherwise objectionable to USAA, in its reasonable judgment, from providing any further Services under this Agreement or from coming on USAA’s premises, with or without cause.

5.2                               ZAG Team Stability.  From the Effective date and until the applicable date set forth below, ZAG shall utilize the following “Key Personnel” to provide service hereunder: Oded Noy until the initial issuance of the Part I Acceptance Test Certificate of Completion (COC) pursuant to Section 3.14.1; Mark Miller up to and including the thirty (30) days following the Launch Date covering all of USAA’s Primary Markets pursuant to Attachment C-1; and Scott Painter until two (2) years post Launch Date.  The Parties acknowledge and agree it shall not be deemed a breach of this Agreement if any of such Key Personnel are unable to assist with such Services because of poor health or death of such Key Personnel.  ZAG, at USAA’s request, shall submit work history of any Employee that it proposes to assign to perform Services at USAA premises prior to such Employee being assigned to perform such Services.  USAA may interview and otherwise evaluate any such proposed Employees and shall have the right to reject any such proposed Employee as USAA deems necessary in its reasonable discretion, acting in good faith.  USAA will notify ZAG in writing if it elects to prevent any person from performing Services pursuant to this Section 5.2.  USAA may prohibit any Employee from providing Services for failure to comply with the USAA policies as set forth in Section 5.  ZAG shall be excused for any breach of timely performance

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as a result of USAA’s dismissal of such personnel without good cause.  Notwithstanding the above, this provision shall not limit ZAG’s rights to sever its employer/employee relationship with any of its Employees or any Employee’s right to sever their employment with the ZAG.

5.3                               Publicity.  Except as otherwise expressly provided herein, neither Party shall use the other Party’s name, logo, trademark or other symbol in advertising or publicity releases or publicly distributed materials, including, without limitation, customer lists or links to the other Party’s web site, without the other Party’s prior written consent.  Such prior written consent may only be granted by an authorized executive of the relevant Party.

5.4                               Legal Status/Regulatory Changes.  ZAG shall notify USAA, in writing, of any regulatory issues, arbitration, or litigation, pending or active, that may reasonably be expected to affect ZAG’s performance under this Agreement, as it may be amended from time to time during the Term, promptly upon learning of same, but in any event no later than thirty (30) days after ZAG becomes aware of such matters.

5.5                               Drug Testing.  ZAG will conduct a drug test on each Employee that will provide Services on USAA’s premises unescorted by USAA or access to USAA’s systems under this Agreement.  ZAG is not required to disclose the results of any test to USAA.

5.6                               Audited Financials.  Within thirty (30) days of a written request by USAA, ZAG will provide current and historic financial statements, including but not limited to, balance sheets, income statement, statement of changes to stockholder’s equity, statement of cash flow, and notes to financial statements.  The frequency of such requests shall be no more than on a quarterly basis, All such information shall be deemed ZAG’s Confidential Information.

5.7                               Risk of Loss.  Unless otherwise provided, ZAG shall bear the risk of loss of, or damage to, any Deliverables provided hereunder while in transit to USAA premises as designated.

5.8                               ZAG Hardware & Software.  ZAG will not bring any hardware or software onto USAA’s premises unless such items are reasonably necessary for ZAG to perform Services under this Agreement.  All such hardware and software will be inspected and/or scanned by USAA at USAA’s election before ZAG may use said items on USAA’s premises, and all information therein, as between ZAG and USAA, shall be deemed the ZAG’s Confidential Information.

5.9                               Insurance.  ZAG will maintain, at its expense, the following insurance during the Term: (i) Workers’ Compensation in the statutory limits required by the state of ZAG’s domicile (including other states endorsement) and Employers’ Liability with limits of $1,000,000; (ii) Commercial General Liability with minimum limits of $1,000,000 per occurrence (to include contractual liability on a blanket basis for liability assumed hereunder) and $2,000,000 in the aggregate; (iii) Automobile Liability with combined single limits of not less than $1,000,000 per accident; (iv) Excess liability insurance with minimum limits of $4,000,000 in the aggregate; and (v) Professional Liability (errors & omissions) with minimum limits of $2,000,000.

5.9.1                     Certificate.  A certificate of insurance evidencing the above must be presented and satisfactory to USAA prior to commencement of the Services.

5.9.2                     General.  ZAG agrees that it will maintain insurance to cover any indemnity obligation under Section 12.1 of this Agreement.  All policies will be primary and at ZAG’s sole expense.  ZAG shall use commercially reasonable efforts to include USAA as an additional insured on all coverage listed above with the exception of workers’ compensation and professional liability.  ZAG shall provide copies

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of its policies following a request by USAA.  All policies will include provisions that the insurers waive the rights of recovery or subrogation against USAA.

ARTICLE 6: MAINTENANCE

6.1                               General.  Subject to the terms and conditions of this Agreement, ZAG will provide maintenance and support services for the ZAG’s Technology, Deliverables, and Custom Works as set forth in the Agreement (“Maintenance Services”) at no cost to USAA.  As part of such Maintenance Services, ZAG shall correct any malfunction, defect or nonconformity detected by USAA in the ZAG’s Technology, Deliverables, and Custom Works that prevents such ZAG’s Technology, Deliverables, and Custom Work from performing in accordance this Agreement, following notification by USAA to ZAG of the existence of same, in material accordance with the procedures and practices set forth in the Agreement, including any future amendments unless otherwise stated.  Notwithstanding the foregoing, ZAG has no obligation to correct any malfunction, defect or non-conforming to the extent caused by (i) any use of USAA Auto Program, Deliverable, Delivered Zag Technology, Custom Works and/or ZAG’s Technology by USAA materially inconsistent with this Agreement or Documentation; (ii) modification of USAA Auto Program, Deliverable, Delivered Zag Technology, Custom Works and/or ZAG’s Technology by anyone other than ZAG and its employees or subcontractors; (iii) any error that is not reproducible by ZAG after using commercially reasonable efforts; (iv) any error-directly related to technology or systems not provided by ZAG or information not contained in ZAG’s Technology; or (v) to the extent such error would not have occurred had Updates previously made available to USAA by ZAG had been implemented.

6.2                               Availability.  Unless otherwise specified, the Maintenance Services provided by ZAG shall include support for the USAA Auto Program provided via telephone (or other electronic communications approved by USAA) during ZAG’s regular business hours.  ZAG agrees that such Services shall be performed by qualified personnel who are trained and thoroughly knowledgeable with respect to the USAA Auto Program, ZAG’s Technology and ZAG IP.

6.3                               Updates and Releases.  As part of Maintenance Services, at no additional cost, ZAG shall automatically implement all revisions, updates, upgrades, modifications, corrections, releases (to include all point, minor and Major New Releases), versions, fixes, program temporary fixes, replacement products, revised Documentation and enhancements (collectively the “Updates”) to the ZAG’s Technology and Delivered ZAG Technology as soon as such Updates have been made generally commercially available to ZAG’s other customers.  Updates shall not degrade the performance, functionality or operation of the ZAG’s Technology, Deliverables, and Custom Works.                As part of Maintenance Services, ZAG agrees to give USAA any Updates to Delivered Zag Technology that have been made generally commercially available to ZAG’s other customers and for Updates to Delivered Zag Technology, give USAA all reasonable remote assistance to install same, at no additional cost to USAA.  ZAG shall not be obligated to provide Maintenance Services for any ZAG’s Technology from such date for a period of time that is the greater of either (i) more than two (2) releases behind the then current release of the ZAG’s Technology that is being offered to all of ZAG’s other customers; or (ii) more than twenty-four (24) months behind the then-current release which is being offered to all of ZAG’s other customers.  For purposes of this Agreement, an Update once incorporated into the ZAG’s Technology it shall be considered “ZAG’s Technology” for all purposes hereunder and once an Update once incorporated into the Delivered Zag Technology it shall be considered Delivered Zag Technology for all purposes hereunder.

6.4                               Successor Supplier Technology.  ZAG will provide USAA prior notice in the event ZAG makes available for general commercial release a software product or Internet based service which provides the same functionality as the Delivered Zag Technology, Zag Technology or has a software product or Internet based service that can be used as a replacement for the Delivered Zag Technology or Zag

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Technology.  Further, ZAG shall grant to USAA the rights to use the same consistent with the terms and conditions of this Agreement.

6.5                               Compatibility.  ZAG shall ensure that all modifications to ZAG’s Technology that may be required to enable the same to operate in conjunction with any new generally available releases and/or versions of the web browsers that the ZAG’s Technology is designed to operate upon within twenty-one (21) days of written notice.

6.6                               Maintenance Breach.  In the event of a Material Breach by ZAG of its Maintenance Services obligations, as described in applicable sections of Exhibits B and E, USAA may in it sole discretion elect to have ZAG provide all commercially reasonable and necessary resources (including, but not limited to, dedicated personnel) to service the problem until it is resolved or pursue whatever remedy the Parties may have mutually agreed to.

6.7                               Maintenance Termination.  Notwithstanding anything to the contrary contained herein, USAA shall have the right to terminate Maintenance Services at any time upon thirty (30) days written notice to ZAG, and upon any such termination, USAA shall receive a pro rata refund of fees paid in advance for Maintenance Services not received.

6.8                               Interference with Operations.  ZAG will coordinate all Maintenance Service activities with USAA to limit interference with USAA’s business activities.

ARTICLE 7: COMPENSATION

7.1                               Fees.  USAA will pay ZAG in accordance with the price schedule located at Exhibit A.  ZAG will provide the Services during the Term at no cost to USAA unless specifically agreed by USAA in writing or as described in this Agreement.

7.2                               Invoices.  ZAG will utilize “eSettlements” to submit all invoices.  eSettlements is a tool accessed through the Internet which allows the ZAG to submit invoices directly to USAA.  ZAG will contact USAA Accounts Payable at accountspayable@usaa.com to set up eSettlements prior to the first invoice submission.  ZAG will email invoice related correspondence (statements) to accountspayable@usaa.com.  All invoices must:

7.2.1                     Reference the USAA Contract Control Number, Purchase Order Number and any applicable Project Addendum Number;

7.2.2                     Detailed description of the Services performed,

7.2.3                     Performance period and dates and consultant’s names (if any)

7.2.4                     Reimbursable expenses including specific categories for airfare, accommodations, transportation and meals, which must be in accordance with Exhibit C, USAA ZAG Expense Guidelines  & Requirements (which may be updated from time-to-time), with receipts for any expense over $25.00;

7.2.5                     Reference the USAA Business Representative;

7.2.6                     Include a unique invoice number; and

7.2.7                     USAA reserves the right to reject and return for correction, any invoice that (i) does not reflect the required information, (ii) is sent directly to a USAA contact instead of the address above, or

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(iii) does not conform to USAA invoicing terms as specified in this Agreement or an applicable Project Addendum.

7.3                               Payments.  All payments will be made using EFT in accordance with the attached Schedule “1” Electronic Funds Transfer Procedures.  All invoices submitted by ZAG shall be due and paid within thirty (30) days of receipt of a correct invoice, except as set forth in Section 7.6 below.

7.4                               Audit.  ZAG will maintain accurate auditable records, including, but not limited to, records, timesheets, work specifications, consulting charges, invoices, travel and living expenses, and employee expense records, which are the basis of charges for any fees, expenses or other charges to USAA (“Auditable Records”).  All records shall be maintained for a period of at least seven (7) years from the date Services are completed.  All Auditable Records that may assist in the audit process will be available for audit by USAA or its agents during normal business hours.

7.5                               Taxes.  USAA is responsible for any legally required sales and use tax on goods or services covered in this Agreement.  ZAG shall indicate on the invoice the amount of such tax and the jurisdiction to which the tax will be collected/remitted.  In the event USAA reasonably disagrees with the applicability of any invoiced taxes, USAA shall reduce the invoice by the amount of such taxes.  USAA will not be responsible for any taxes imposed on ZAG’s income nor shall USAA be responsible for any penalties or fines resulting from ZAG’s improper collection or remittance of taxes.

7.6                               Disputes.  If USAA disputes any fee, expense, or other charge, USAA and ZAG will use reasonable efforts to resolve the dispute within forty-five (45) days.  USAA will pay any undisputed amounts due; provided that ZAG submits a new invoice with a unique invoice number that reflects the undisputed amount or submits a credit memo with a unique credit memo number that reflects the amount in dispute.  ZAG will provide USAA with copies of all supporting documentation relating to the dispute within fifteen (15) days after USAA has provided written notification to ZAG.  The disputed amount (or such amount as may be ultimately determined to be correct) shall not be due until fifteen (15) days after the dispute is resolved.  Notwithstanding anything contained herein, USAA shall have no obligation to pay a disputed amount until resolution of the dispute.

7.7                               Failure to Meet Service Level Objectives.  ZAG and USAA agree that the damage resulting from ZAG’s failure to meet the Service Level Objectives may be difficult to calculate.  If ZAG fails to meet Services Level Objectives that are identified in Exhibit B, ZAG and USAA agree that, as liquidated damages for such failure, USAA shall be entitled to receive, with respect to each such failure, a performance credit for such services as set forth in Exhibit B.

7.8                               No-Minimum Purchase.  Except as otherwise expressly stated in this Agreement, this Agreement does not require USAA to make a request for or purchase any minimum amount of any product or services, nor does it require ZAG to provide any of the same.

7.9                               Fees.  The Parties acknowledge and agree that ZAG shall be entitled to retain any and all revenues and fees earned by it in connection with the USAA Auto Program and ZAG’s Web Site, without any duty to remit any revenues of fees or portions there of to USAA.  ZAG shall, however, identify the amount, source and collection methods for all such revenues and fees, including changes to such during the Term.

ARTICLE 8: TERM OF AGREEMENT

8.1                               Term.  This Agreement will commence on the Effective Date and will terminate on the anniversary date five (5) years there after (the “Term”).

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8.2                               Option Periods.  This Agreement contains three (3) separate twelve (12) month renewal periods (“Option Periods”).  USAA may renew the term of this Agreement with the same terms, conditions, and pricing by three (3) twelve (12) month periods by providing a written notice to ZAG one hundred-twenty (120) days prior to the expiration of the Term, or the end of any Option Period.  Upon such renewal by USAA of such Option Period, such Option Period shall be included in the “Term.”

ARTICLE 9: TERMINATION

9.1                               Termination for Cause.  Each Party may terminate this Agreement or any Project Addendum subject to the provisions of this Article 9:

9.1.1                     Immediately for the other Party’s Material Breach;

9.1.2                     Immediately upon notice in the event that the other Party seeks the protection of any bankruptcy court or makes an assignment for the benefit of creditors;

9.1.3                     Upon Change of Control after one-hundred twenty (120) days from the effective date of the Change of Control if the controlling Entity/successor Entity resulting from the Change of Control is a credit union, financial services entity regulated by NASD or OTS, bank, insurance company or an Entity organized outside of the United States and USAA determines in its sole reasonable discretion that the controlling Entity/successor Entity resulting from the Change of Control has an adverse business interest to USAA, at which time USAA may terminate this Agreement with seven (7) days advance written notice;

9.1.4                     Immediately for a Material Breach of Article 10;

9.1.5                     Upon a Material Breach of a Critical Level I SLO as defined in Exhibit B;

9.1.5.1  With regard to Item 8 only of Exhibit B, the total cure period for a breach thereof shall be ninety (90) days from the end of the relevant Measurement Period (as Measurement Period is defined in Exhibit B).

9.1.6                     Pursuant to the terms of Section 16.1.3.

9.1.7                     Should the employment of one of the Key Personnel terminate prior to the fulfillment of their obligations under Section 5.2 and ZAG fails to provide a replacement reasonably acceptable to USAA within thirty (30) days of such termination, provided however that upon ZAG’s introduction to USAA of the proposed replacement, USAA shall be deemed to have approved such replacement if USAA has not rejected the replacement in writing within five (5) days to of such introduction.

9.1.8                     Pursuant to the terms of Section 17.13.

9.1.9                     Immediately for convenience at ZAG’s option if USAA does not provide Acceptance Test notices as prescribed in Section 3.14.

9.1.10              Immediately by either Party if the Acceptance Test Plan is not established within fifteen (15) business days of the Effective Date.

9.1.11              Pursuant to the terms of Section 3.14.2.

9.1.12              Pursuant to the terms of DP 402.2 set forth in Exhibit C.

9.1.13              Pursuant to the terms of Section 12.4.

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9.2                               Termination for Convenience.  USAA may terminate this Agreement without regard to breach, cause, reason or default upon ninety (90) days advance written notice to SUPPLIER (“T4C”).  Provided further:

9.2.1                     USAA may not exercise its T4C until ninety (90) days post Launch Date;

9.2.2                     Upon exercise of its T4C, USAA shall pay Supplier the following fees (“Termination Fees”): (i) One Million Dollars ($1,000,000.00) for the exercise of T4C during the first year of the Term, (ii) Seven Hundred Fifty Thousand Dollars ($750,000.00) for the exercise T4C during the second year of the Term, (iii) Five Hundred Thousand Dollars ($500,000.00) for the exercise of T4C during the third year of the Term, (iv) Two hundred Fifty Thousand Dollars ($250,000.00) for the exercise of T4C during the fourth year of the Term, and (v) there shall be no Termination Fee for USAA’s T4C during the fifth year of the Term;

9.2.3                     Upon exercise of T4C, USAA may not offer USAA Members an internally designed, developed or controlled functionality materially equivalent to the USAA Auto Program that utilizes a dealer network as is in production at the time of the T4C, for the lesser of eighteen (18) months or the remainder of the Term.  Nevertheless, this restriction shall in no way prevent USAA from designing, developing or in way offering an e-Funding program/ functionality or USAA Auto Program functionality that does not utilize a dealer network.

9.2.4                     Upon exercise of its T4C, USAA may not utilize a third party to offer USAA Members functionality materially equivalent to the USAA Auto Program that utilizes a dealer network as is in production at the time of the T4C for the lesser of eighteen (18) months or the remainder of the Term.  The restriction set forth in this Section 9.2.4 shall only be effective for the period eighteen (18) months after Launch Date regardless of when the T4C is exercised.  Nevertheless, this restriction shall in no way prevent USAA from working with a third party to offer an e-Funding program/functionality or USAA Auto Program functionality that does not utilize a dealer network

9.3                               Termination Assistance.  Upon termination or expiration of this Agreement for any reason (other than USAA’s Material Breach or T4C), and at the request of USAA, and in consideration of the fees described below; ZAG shall provide USAA, or to cause USAA to be provided with, the Termination Assistance Services during the Termination Assistance Period.  ZAG shall continue to charge USAA the prices in effect as of the date of the termination of the Agreement for the ZAG’s Technology and Services offered during the Termination Assistance Period that were offered prior to the termination or expiration of this Agreement.  For the same Services, and if new services are requested, USAA shall pay ZAG’s then-current rate as described in Exhibit A, or if the ZAG’s Teclmology or Services are not then currently being otherwise offered, USAA shall be charged an amount not greater than the current published rates or such other fees as are agreed to by the Parties in accordance with Exhibit A “Pricing.” ZAG shall not be required to share any of ZAG’s Confidential Information, including processes or the like with any other service provider.

9.4                               Survival.  The provisions of this Agreement which by their nature are intended to survive the termination, cancellation, completion or expiration of the Agreement shall continue as valid and enforceable obligations of the Parties notwithstanding any such termination, cancellation, completion or expiration.  Without limiting the effect of the foregoing, the obligations relating to warranty disclaimers (Section 14.8), confidentiality (Article 10), ownership (Sections 3.10, 3.11 and 3.12), indemnification (Article 12), publicity (Section 5.3), termination for convenience (Section 9.2) and limitation of liabilities (Article 13) will survive any expiration or termination of this Agreement.  Notwithstanding anything to the contrary herein, all licenses granted pursuant to this Agreement, including without limitation the Escrow, will cease and terminate upon expiration or termination of the Agreement.

9.5                               Separate Enforcement of Amendments and Project Addendum.  ZAG acknowledges that each Amendment or Project Addendum executed by a USAA Affiliate incorporating some or all of the terms

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of this Agreement constitutes a separate agreement of the Parties thereto.  Breach or termination of any such Amendment or Project Addendum will only be a breach or termination of that particular Amendment or Project Addendum (unless otherwise specifically provided in any such Amendment or Project Addendum).  However, in the event of a Material Breach of any Amendment or Project Addendum executed hereunder, which breach is not cured as provided therein, the Parties shall have the option of terminating any other Amendment or Project Addendum executed between the Parties where the value of such Amendment or Project Addendum either Party has been materially and adversely impacted or diminished by such Material Breach.

9.6                               Waiver of Breach.  To the extent that the non-breaching Party fails to identify its right of termination pursuant to this Agreement within thirty (30) days of its notice of the situation which gives rise to such termination right under this Article 9, then such breach shall be considered waived.

ARTICLE 10: CONFIDENTIAL INFORMATION

10.1                        Information.  The Recipient may be given Access to the Disclosing Party’s Confidential Information and it hereby agrees that during the Term of this Agreement and any renewal thereof and for an additional three (3) years thereafter it shall at all times maintain the confidentiality of the Confidential Information, as further set forth is this Section 10.

10.2                        Disclosure and Use.  The Recipient will protect the Disclosing Party’s Confidential Information from any unauthorized use, disclosure, copying, dissemination, publication or distribution to the same extent it would protect its own Confidential Information of same or similar nature, but by no means less than a reasonable degree of care.  The Recipient will only use the Confidential Information as directly necessary to perform its obligations under this Agreement and will not disclose any Confidential Information, in full or in part, to any third parties except to those persons and employees that have signed a confidentiality agreement consistent with the terms of this Agreement who have a direct need to know the same in order to accomplish its duties under this Agreement or utilize the ZAG’s Technology subject to the terms and conditions of this Agreement.  The Recipient will apprise said persons of the confidentiality obligations and ensure that they comply with the terms of this Agreement.  The Recipient shall not make any copies of Confidential Information except as expressly permitted under this Agreement or previously approved in writing by the Disclosing Party, and shall reproduce the Disclosing Party’s proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.  Furthermore, the Recipient shall not reverse engineer, disassemble or decompile any prototypes, software, or other tangible objects which embody company’s Confidential Information and which are provided to the receiving Party hereunder.  The Recipient will promptly notify the Disclosing Party immediately of any misuse of or unauthorized access to Confidential Information of which it becomes aware and will cooperate in remedying such situation promptly.  The Recipient may disclose Confidential Information if required to be disclosed by a court order or decree of governmental body with jurisdiction there over; provided that prior to disclosing any Confidential Information of the Disclosing Party under court order or decree of governmental body with jurisdiction there over, the Recipient shall provide the Disclosing Party reasonable notice and the opportunity to object to or limit such disclosure, or public disclosure, as well as limit the disclosure only to such amount of Confidential Information absolutely necessary to comply with the legal requirements.

10.2.1              This Agreement does not transfer any title or interest in the Confidential Information of the Disclosing Party.  Nothing herein shall be deemed a transfer of title or ownership of Confidential Information of the Disclosing Party.

10.2.2              The Recipient will comply with any and all applicable laws relating to the use, disclosure, copying, dissemination and distribution of any Confidential Information (including, but not limited to,

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any and all laws relating to proprietary rights or the export of any technical data included in such Confidential Information).

10.2.3              Upon the request of the Disclosing Party, all Confidential Information will be returned to the Disclosing Party or any and all copies of Confidential Information will be destroyed immediately.  Upon request of the Disclosing Party, Recipient will provide a written affidavit certifying that all Confidential Information has been returned and all copies thereof destroyed in compliance with this Section 10.2.3.

10.2.4              Recipient will not alter, remove or obliterate markings (if any) on Confidential Information indicating its ownership, proprietary or confidential nature.

10.3                        Exclusions.  Confidential Information will not include information which can be established as:

10.3.1              Is or becomes available to the general public through no fault of the Recipient;

10.3.2              Is developed by the Recipient without use or access to Confidential Information of the Disclosing Party; or

10.3.3              Is rightfully received by the Recipient from a third party through no breach of confidentiality obligation from a third party without a duty of confidentiality.

10.4                        Data Security.  With respect to Customer Data only, ZAG as the Recipient will safeguard the Confidential Information in accordance with the attached Exhibit D.

10.5                        Equitable Relief.  The Disclosing Party may suffer irreparable harm in the event that the Recipient fails to comply with the terms of this Agreement.  Monetary damages may be inadequate to compensate for such breach.  Accordingly, in addition to any other remedies available to it at law or in equity, the Disclosing Party shall be entitled to injunctive relief to enforce the terms of this Agreement without the requirement of having to post bond.

10.6                        Additional Restrictions on Customer Data.

10.6.1              ZAG agrees that, except as USAA shall agree otherwise in writing;

10.6.1.1  ZAG shall not and shall not permit its subcontractors to transfer Customer Data outside of the United States, and

10.6.1.2  All Services involving Access to Customer Data, shall take place within the United States.

10.6.2              ZAG shall impose the same restrictions on its Providers and shall remain fully responsible for Providers’ compliance with such restrictions.

10.6.3              Each quarter, upon USAA’s request, ZAG shall email to CORP_INFO_SECURITY@usaa.com a quarterly report on the format attached as Schedule 2, by the 15th of the month following the end of each calendar quarter, identifying:

10.6.3.1  The locations (i.e. city, state and country) where any Customer Data resides or is stored by ZAG;

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.6.1.2  The locations (i.e. city, state and country) where any individual has been granted Access to Customer Data by ZAG; and

10.6.1.3  The number of individuals that have Access to Customer Data at each location.

10.7                        Global Privacy.  As applicable, each Party shall comply with the applicable obligations under Title V of the U.S. Gramm-Leach-Bliley Act, 15 U.S.C. § 6801 et seq., and the rules and regulations issued there under regarding to “personal information” as such term is defined therein and as such obligations relate to their rights and obligations under this Agreement.

ARTICLE 11: SOFTWARE ESCROW

11.1                        Escrow Obligations.  As of the Launch Date, USAA and ZAG will enter into a source code escrow agreement in the same form as attached hereto as Exhibit I (“Escrow Agreement”) and which provides for Iron Mountain to escrow the source code for the ZAG’s Technology that ZAG has the obligation to provide during the Term of this Agreement (the “Deposit Materials”).  USAA shall be responsible for the payment of all fees required to be paid to Iron Mountain Escrow Services to establish and maintain the escrow created under the Escrow Agreement.  All Deposit Materials shall be the Confidential Information of ZAG.

11.2                        Release Condition.  The Escrow Agreement shall provide that the Escrow Agent shall release the Deposit Materials to USAA pursuant to Section 4.1(b) of the Escrow Agreement, provided that ZAG fails to cure such condition within thirty (30) days of written notice of the occurrence thereof from USAA, and Sections 4.1(c), (d) and (e) of the Escrow Agreement (each a “Release Condition”).

11.3                        Source Code License.  Upon the release to USAA of any source code in accordance with the provisions of this Agreement and the Escrow Agreement, ZAG shall be deemed to have granted to USAA a non-exclusive, royalty-free license during the Term to use the Deposit Materials in order to maintain and support the ZAG’s Technology for the sole purpose of operating a USAA Auto Program consistent with the licenses, terms and conditions of this Agreement.  In the event that a Release Condition no longer exists and ZAG fully and completely assumes any and all obligations under this Agreement (i.e., ZAG’s bankruptcy petition is dismissed), this license of Article 11 shall automatically terminate, USAA shall cease using the Deposit Materials and promptly return them to ZAG.  The Escrow Agreement and all of the rights and obligations of the Parties under this Article 11 shall be terminated, and the Deposit Materials returned to ZAG, if, prior to the occurrence of a Release Condition, this Agreement and/or any applicable Project Addendums are terminated for any reason, including: (i) Material Breach by USAA; (ii) USAA becoming subject to a Bankruptcy Event; or (iii) expiration of the Agreement.

11.4                        Modifications to Source Code.  USAA may use and combine Deposit Materials with other programs and/or material to form an updated work, create additional computer programs that operate in combination with the ZAG’s Technology for the sole purpose of operating a USAA Auto Program, or USAA may pay ZAG or a third party (provided that such third party has agreed to confidentiality provisions consistent with those contained in this Agreement) to provide modifications or additional computer programs that operate in combination with the ZAG’s Technology, but only to the extent necessary for the sole purpose of operating a USAA Auto Program.

11.5                        Intentionally Left Blank.

11.6                        Renewal of Escrow Agreement.  USAA shall provide ZAG with thirty (30) days written notice prior to the expiration or earlier termination of the Escrow Agreement.  ZAG shall enter into a new escrow agreement that shall be subject to the same release conditions set forth above and USAA’s prior

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

written approval within said thirty (30) day period.  USAA shall be responsible for all fees required to be paid to Iron Mountain to enter into new escrow agreements.

ARTICLE 12: INDEMNITY

12.1                        INDEMNITY.  SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, EACH PARTY (“INDEMNIFYING PARTY”) SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY, ITS DIVISIONS, SUCCESSORS AND ASSIGNS, THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, MEMBERS AND AGENTS (THE “INDEMNIFIED PARTY”) FROM AND AGAINST ANY ALLEGATION, LAWSUIT, CLAIM, LOSS, LIABILITIES, EXPENSES, DAMAGES, SUITS, CLAIMS AND ANY OTHER OUT-OF-POCKET COSTS (INCLUDING REASONABLE ATTORNEY’S FEES AND EXPENSES), THAT SUCH INDEMNIFIED PARTY MAY INCUR OR BE LIABLE FOR UNDER ANY THIRD PARTY CLAIM BASED UPON OR ARISING OUT OF (I) A BREACH OF THIS AGREEMENT BY THE INDEMNIFYING PARTY; OR (II) CLAIM FOR BODILY OR PERSONAL INJURY OR DEATH OR DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY.  FURTHER ZAG SHALL DEFEND, INDEMNIFY AND HOLD USAA HARMLESS FROM CLAIMS FOR ANY TAXES, WAGES OR BENEFITS, BROUGHT BY ANY OF ZAG’S EMPLOYEES OR OTHER PERSONS FOR WHOM ZAG IS RESPONSIBLE.

12.2                        Intellectual Property Indemnity.  Subject to the terms and conditions of this Agreement, each Indemnifying Party also hereby agrees to defend and/or settle any third-party claims, actions, suit or proceeding alleging that: (1) the Delivered Zag Technology, ZAG’s Technology or other materials furnished by ZAG under this Agreement (where ZAG is the Indemnifying Party), or (2) USAA Trade Dress or other materials provided by USAA (where USAA is the Indemnifying Party); infringe, misappropriate or violate the copyrights, trade secrets, trademarks and/or U.S. Patents of a third party.  The Indemnifying Party shall indemnify the Indemnified Party from and against any and all final judgments or amounts that are paid in a settlement approved by the Indemnifying Party.

12.3                        Exclusions.  The Indemnifying Party shall not be liable to the Indemnified Party to the extent that any claim results proximately from the negligence or willful misconduct of the Indemnified Party.  Notwithstanding anything to the contrary herein, ZAG shall have no obligation to indemnify, defend or hold USAA harmless in the event: (1) such claims, actions, suits or proceedings relate to Custom Works, provided ZAG was (a) not aware of, nor reasonably should have been aware of (provided ZAG shall not have a duty of inquiry), the third party rights giving rise to such alleged infringement, or (b) not intentionally infringing upon the Intellectual Property rights of a third party in development of the Custom Work; (2) USAA uses ZAG’s Technology and/or USAA Auto Program in a manner materially inconsistent with this Agreement or Documentation; (3) the claim arises from use of the ZAG’s Technology and/or USAA Auto Program in connection with technology or systems not provided by ZAG; (4) such claims, actions, suits or proceedings allege patent infringement related to modifications changes or additions to the ZAG’s Technology and ZAG did not know or have reason to know (without a duty of inquiry) that such modification change or addition infringed such third party patent; or (5) USAA’s failure to promptly cease use of the ZAG’s Technology and/or USAA Auto Program following the provision of Updates or corrections by ZAG.  In the event any claims, suits, or proceedings is based partially on an indemnified claim and partially on a non-indemnified claim, or is based partially on a claim indemnified by one Party and partially on a claim indemnified by the other Party, liability under this Section 12.3 in connection with such claims, suit, or proceedings are to be apportioned accordingly.

12.4                        Infringement Remedy.  In the event that Delivered Zag Technology, ZAG’s Technology and/or USAA Auto Program, or any portion thereof: (a) is infringing on the Intellectual Property right of any third party, (b) the use of such Delivered Zag Technology, ZAG’s Technology and/or USAA Auto

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Program is enjoined, or (c) any settlement is reached that would materially affect the use of the USAA Auto Program, ZAG’s Technology or —Delivered Zag Technology ZAG shall, at its sole option and expense: (i) obtain the right to continue to use the respective ZAG’s Technology and/or USAA Auto Program; or (ii) replace the ZAG’s Technology and/or USAA Auto Program with equally suitable, non-infringing ZAG’s software or deliverable of equivalent functionality and efficiency pursuant to this Agreement; or (iii) refund the applicable fee(s) and the pro-rata portion of any prepaid Services fees to USAA.  In the event that ZAG selects (iii), then USAA shall have the right to immediately terminate the Agreement, in whole or in part, as well as any other Project Addendum(s) affected by such termination.  BOTH PARTIES AGREE THAT THE FOREGOING STATES THE ENTIRE LIABILITY OF EACH INDEMNIFYING PARTY AND THE EXCLUSIVE REMEDY FOR EACH INDEMNIFIED PARTY RELATING TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY OF A THIRD PARTY RELATED TO THIS AGREEMENT.

12.5                        Conduct of Defense.  The Indemnifying Party’s obligation to indemnify the Indemnified Party shall be contingent on the Indemnified Party providing to the Indemnifying Party prompt written notice of such a claim or suit and sole right to conduct and control the defense of any such claims, actions, suits or proceedings and all negotiations for its settlement or compromise unless otherwise mutually agreed to in writing between the Parties hereto.  Neither Party shall bind the other Party in settlement, except as to payment of money damages, without the other Party’s prior written consent, which may not be unreasonably withheld.

12.6                        Notice.  Each Party agrees to give the other Party a prompt notice of any written threat, warning, or notice of any such claim or action, and copies of all papers served upon or received by such Party relating to the same.  Each Party agrees to provide reasonable assistance to the other Party (at such other Party’s expense) regarding the defense of such claim or action.

ARTICLE 13: LIMITATION OF LIABILITY

13.1                        Liability Limitation and Exclusions.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND (WHETHER IN AN ACTION IN CONTRACT, TORT, STRICT LIABILITY, WARRANTY OR NEGLIGENCE OR OTHER ACTIONS) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ARISING FROM LOSS OF USE OR LOST BUSINESS, REVENUE, OR PROFITS, DELIVERABLES, INABILITY TO USE THE SERVICES, DOCUMENTATION, DATA OR GOODWILL), EVEN IF THE PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT TO THE EXTENT SUCH DAMAGES: (i) ARE INCLUDED IN AN AWARD AGAINST AN INDEMNIFIED PARTY RESULTING FROM A THIRD PARTY CLAIM INDEMNIFIABLE UNDER ARTICLE 12; (ii) RESULT FROM A BREACH OF CONFIDENTIALITY; (iii) FOR PERSONAL INJURY, DEATH, OR DAMAGE TO PROPERTY; (iv) ARISE FROM AN UNAUTHORIZED DISCLOSURE OR MISUSE OF CUSTOMER DATA; (v) ARE RELATED TO OR ARISE FROM GROSS NEGLIGENCE OR WILLFUL OR INTENTIONAL MISCONDUCT.  EXCEPT FOR CLAIMS RELATING TO 13.1 (i), (ii), (iii), (iv) or (v), THE PARTIES LIABILITY UNDER THIS AGREEMENT IN THE AGGREGATE SHALL NOT EXCEED $5,000,000.00 (FIVE MILLION DOLLARS).

13.2                        Personal Liability Exclusion.  No liability shall attain in favor of either Party as against any officer, director, USAA Member, agent or employee of the other Party.  Without limiting the foregoing, both Parties agree that this Agreement is solely an obligation of ZAG and USAA and that no personal liability shall attach to any officer, director, USAA Member, employee, or agent of either Party.  In the event a Party obtains any type of judgment, liability or decree under this Agreement, such Party will look

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

solely to the assets of the other Party for satisfaction of this Agreement.

13.3                        Reliance.  Each Party hereby acknowledges that the other Party has entered into this Agreement relying on the limitations of liability stated herein and that those liabilities are an essential basis of bargain between the Parties.  The Parties further agree that the limitations and exclusions of liability and disclaimers specified in this Agreement will survive and apply even if found to have failed their essential purpose.

ARTICLE 14: WARRANTIES

14.1                        Service Warranties.  ZAG represents and warrants that the Services (as well all Deliverables provided) will: (i) be fully performed by qualified workers, experienced in performing the type of work specified on the Project Addendum who possess the necessary technical skill and are knowledgeable in the design, function and use of the ZAG’s Technology (as applicable); (ii) be performed in a diligent, high quality, professional manner; (iii) materially conform to the provisions of the Agreement and the applicable Project Addendum; and (iv) possess, or shall use commercially reasonable means to obtain, as necessary, the professional, technical and administrative resources necessary to perform the Services.  To the best of ZAG’s knowledge and ability: (i) as of the Effective Date, the ZAG’s Technology and Services and (ii) as of the date of delivery by ZAG, the Delivered Zag Technology, Deliverables and Custom Works; do not infringe the Intellectual Property right of a third party.

14.2                        General Warranties.  Each Party warrants and represents to the other that during the Term: (i) it has all power and authority necessary to enter into this Agreement and to perform fully and completely its obligations under this Agreement; (ii) it will comply in all respects with all laws, judgments and other directions or orders imposed by any governmental authority to which its activities under this Agreement are subject, including without limitation state and federal laws regulating loans and sales finance, broker and automobile dealer activities, and the Gramm-Leach-Bliley Act as determined by a court of competent jurisdiction or regulatory body that is not subject to appeal; and (iii) its performance under this Agreement shall not violate or conflict with any of its agreements with third parties.

14.3                        No Viruses, Trap Doors or Disabling Device.  ZAG warrants and represents that it shall not intentionally incorporate into the ZAG’s Technology, Custom Works, Delivered Zag Technology, Deliverables or other materials furnished to USAA hereunder and shall take commercially reasonable steps to ensure that the ZAG’s Technology, Deliverables or materials furnished to USAA hereunder are free of: (i) any instructions, devices or techniques that can, or are designed to, threaten, infect, assault, vandalize, defraud, disrupt, damage, disable, alter, inhibit or shut down the USAA Auto Program and/or USAA’s processing environment (hereinafter “Virus”); or (ii) any instructions or code intended by ZAG to allow access to USAA’s computing systems without USAA’s knowledge (“Trap Doors”).  ZAG shall also notify USAA immediately if it identifies any elements of the ZAG’s Technology, Custom Works, Delivered Zag Technology, Deliverables or materials furnished that would make such ZAG’s Technology, Deliverables or materials furnished susceptible to known viruses or viruses ZAG comes to know of.  ZAG represents and warrants that it will not bring any hardware or software onto USAA’s premises unless such items are necessary or useful in ZAG’s good faith judgment for ZAG to perform Services under this Agreement.

14.4                        System Security.  ZAG warrants and represents that during the Term: (i) in case that any such activity might become necessary and shall be agreed on by the Parties in future, all ZAG connectivity to USAA computing systems and/or networks and all attempts at same shall be only through USAA’s security gateways/firewalls and only through USAA approved security procedures; (ii) it will not access, and shall use commercially reasonable effort to not permit unauthorized persons or Entities to Access USAA computing systems and/or networks without USAA’s express written authorization, and any such

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

actual or attempted Access shall be consistent with any such authorization; and (iii) it will use Virus detection/scanning program consistent with industry standards, prior to any attempt to access any of USAA’s computing systems and/or networks, and upon detecting a Virus, all attempts to access USAA’s computing systems and/or networks shall immediately cease and shall not resume until any such Virus has been eliminated.  ZAG shall notify USAA immediately if it has a reason to suspect or believe or becomes aware of the existence of any Viruses or Trap Doors in the ZAG’s Technology, Deliverables or materials furnished to USAA hereunder.

14.5                        Personnel Security and Compliance Requirements.  ZAG represents and warrants, in accordance with Exhibit D that it shall not assign any Employee with (i) a Conviction to provide Services and/or access USAA Member information or (ii) a failed drug test required under this Agreement.  If either Party becomes aware of a Conviction or a failed drug test of an Employee subject to the requirements thereof, it shall promptly send a written notice to the other Party and such Employee shall be immediately removed from USAA premises and restricted from performing Services for USAA, as applicable.

14.6                        Information Provided by ZAG.  ZAG warrants and represents that all information provided by ZAG to USAA in connection with USAA’s consideration of ZAG’s Technology and Services provided under this Agreement (including, without limitation, REP Responses, or RFI Responses) is to the knowledge of ZAG true and accurate as of the date of such submission.  ZAG will upon knowledge of any material inaccuracy with respect thereto, provide notice thereof to USAA.

14.7                        No Improper Payments.  ZAG warrants and represents that no employee, agent or representative of USAA has been offered, shall be offered, has received, or shall receive, directly or indirectly, any benefit, fee, commission, dividend, gift, or consideration of any kind from ZAG in connection with this Agreement.  ZAG will not, at any time, offer or accept gratuities, merchandise, cash, services or other inducements to/from the employees, agents or representatives of USAA and ZAG’s subcontractors in connection with this Agreement.  Violation of this Section 14.7 shall be grounds for termination of this Agreement.

14.8                        No Implied Warranties.  EXCEPT AS EXPRESSLY PROVIDED AND SET FORTH IN THIS AGREEMENT, ZAG MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AND SPECIFICALLY DISCLAIMS ANY AND ALL OTHER WARRANTIES, INCLUDING ANY WARRANTIES AS TO THE USEFULNESS, ACCURACY, NON-INFRINGEMENT, RELIABILITY OR EFFECTIVENESS OF ANY ZAG’S TECHNOLOGY, DELIVERED ZAG TECHNOLOGY, USAA AUTO PROGRAM, DELIVERABLES, DOCUMENTATION, ZAG IP AND/OR OTHER MATERIALS PROVIDED HEREUNDER.  WITHOUT LIMITING THE FOREGOING, ZAG DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  EXCEPT AS EXPRESSLY PROVIDED AND SET FORTH IN THIS AGREEMENT, ZAG DOES NOT WARRANT THAT ZAG’S TECHNOLOGY, DELIVRABLES, DOCUMENTATION, USAA AUTO PROGRAM, AND/OR OTHER MATERIAL PROVIDED HEREUNDER WILL BE UNINTERRUPTED OR VIRUS FREE OR ERROR-FREE.

14.9                        ZAG’s Web Site.  ZAG represents and warrants that the USAA Auto Program will: (i) operate in accordance with the required performance as well as with Project Addendum relating thereto; (ii) does not contain direct links from ZAG which navigate to sites/pages which (a) promote, encourage, or endorse discrimination on the basis of race, color, national origin, age, marital status, sex, political affiliations, religion, disability, or other legally protected characteristic, (b) contain material or messages that are racially, culturally, or sexually explicit; and (c) send unsolicited emails or newsletters without permission to anyone using the USAA Auto Program (i.e. employees, customers, USAA Members, etc.).

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.10                 ZAG Warranties.  ZAG warrants, represents and covenants to USAA that during the Term: (i) ZAG’s Technology, Delivered Zag Technology, Custom Works or other materials furnished hereunder shall be free from material defects in design, materials and workmanship; (ii) ZAG’s Technology, Zag Delivered Technology, Custom Works or other materials furnished hereunder shall perform in accordance with ZAG’s Documentation applicable to it and such other descriptions and specifications set forth hereunder and any Project Addendum; (iii) the Documentation provided by ZAG will fully and accurately describe the Zag Delivered Technology and Custom Works provided as well as fully and accurately describe and identify: (a) the use, specifications, capability, functionality and operation of thereof; (b) the computer equipment or programs that are required to support the use of thereof, and (c) the functions of the thereof; (iv) it is and will remain in compliance with the statutes, rules and Regulations that are issued, promulgated and or enforced by OFAC; and (v) ZAG’s performance under this Agreement shall not violate any third party agreements of ZAG.

ARTICLE 15: DISPUTE ESCALATION

15.1                        Dispute Escalation Procedure.  Without impairing a Party’s rights to terminate this Agreement as provided herein, this provision shall govern any dispute between USAA and ZAG arising from or related to the subject matter of this Agreement that is not resolved by agreement between their respective personnel responsible for day-to-day administration and performance of this Agreement.  Prior to the filing of any suit with respect to such a dispute (other than a suit seeking injunctive relief with respect to Intellectual Property rights), the Party believing itself aggrieved (the “Invoking Party”) will call for progressive management involvement in the dispute negotiation by giving written notice to the other Party.  Such a notice will be without prejudice to the Invoking Party’s right to any other remedy at law, in equity or as permitted by this Agreement.  USAA and ZAG will use their best efforts to arrange personal meetings and/or telephone conferences as needed, at mutually convenient times and places, between their negotiators at the following successive management levels, each of which will have a period of allotted time as specified below in which to attempt to resolve the dispute:

Level	ZAG	USAA	Timeframe
First Level	EVP, Business Development or Partner Development Manager	Contract Advisor or Contracting Director	5 business days
Second Level	EVP, Business Development or VP, Operations	Executive Director or AVP Contracting	5 business days
Third Level	EVP, Business Development or Chief Operating Officer	SVP Procurement or EVP Corporate Services	5 business days

15.2                        Timing.  The allotted time for the first-level negotiators will begin on the date of the Invoking Party’s notice.  If a resolution is not achieved by the negotiators at any given management level at the end of their allotted time, then the allotted time for the negotiators at the next management level, if any, will begin immediately.  If negotiators at the final management level do not achieve a resolution within their allotted time, then either Party may commence litigation.

ARTICLE 16: BACKGROUND INVESTIGATIONS

16.1                        Background Investigation.

16.1.1              General.  ZAG agrees that it will cause to be completed a thorough background check on any Employees who will have access to Customer Data or will have access to USAA information technology systems prior to any Services being performed by such Employee.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.1.2              Background Check Requirement.  Background checks will at a minimum include an investigation for, and review of, any Convictions and any deferred adjudications with respect to any Convictions, as allowed by law.  The background checks must take place in the county or comparable political subdivision of the applicable jurisdiction in which such Employee has resided and currently resides and/or has been, or is currently employed (collectively “Counties”).  Said background check must be performed no more than three years prior to an Employee providing services for USAA and at a minimum cover the period seven years prior to said check.  USAA also requires a recurring background check for such Employees on a thirty-six (36) month interval.

16.1.3              Certification.  Prior to commencement of the Services under this Agreement or any Addendum hereto and upon request anytime thereafter, ZAG shall provide written certification to USAA upon USAA’s written request that the above described background checks have been completed and that no Convictions were found for any Employee which access Customer Data, directly interact with USAA Members or that will have direct access to USAA computing systems (“Designated Employees”), that each such Designated Employee is bondable and that all Designated Employee’s names and social security numbers match.  Said certifications shall be executed by an officer of ZAG and shall have all information required therein completed.  These certifications are attached hereto as Exhibit “Hi” (for Access to USAA Information Technology Systems) and Exhibit “H.2” (for Access to USAA Member or Employee Data).  If it is discovered, by ZAG, that a Designated Employee has a Conviction then ZAG shall, upon receipt of said information, remove such Employee from assignment with USAA, and such individual shall not be reassigned to USAA without the prior written consent of USAA.  USAA reserves the right to prevent any Designated Employee from providing any further services for USAA or from coining on USAA’s premises who is objectionable to USAA by written notice to ZAG.  If ZAG fails to remove such Designated Employee within forty-eight (48) hours of receiving the notice, as provided in the preceding sentence, then USAA may terminate this Agreement immediately upon Notice to ZAG.

16.1.4              Proof of Employment Eligibility.  ZAG warrants that all Employees’ names and social security numbers match and that all Employees hired after the Effective Date are United States citizens or they have one of the documents currently accepted by the U.S. Citizenship and Immigration Services “USCIS” and its predecessors as proof of employment eligibility, as shown on USCIS website’s instructions for Form I-9 (www.uscis.gov/graphics/formsfee).  For Employees hired prior to the date of this Agreement, ZAG warrants that all Employees are United States citizens or they provided proof of employment eligibility documents accepted by the USCIS or its predecessors at the time of said Employee’s hire.  Any Employee whose proof of employment eligibility documents (such as temporary work visas issued by USCIS, Bureau of Citizenship and Immigration Service or Immigration and Naturalization Service) expire while said Employee is providing services, must have their I-9 form re-verified according to USCIS requirements.

16.1.5              Audit Rights.  During the Term, USAA reserves the right to audit ZAG’s background checks, at its own expense, by conducting its own reasonable background checks to assure that ZAG is in compliance with the above background investigation requirements and to confirm that such ZAG’s Employees meet USAA standards for assignments as non-USAA workers.  ZAG shall cooperate with USAA in its audit and provide, to the extent permitted under applicable law and privacy policies, along with the above described certification the Employee’s name, birth date, address (mailing and home if different) social security number, citizenship and obtain Employees’ execution of all consents and any other documents necessary to perform an effective background check in accordance with the requirements of this Agreement.  If USAA discovers that an Employee has a Conviction or that other requirements of Article 16 are not being complied with then USAA may, but is not obligated to, provide written notice to ZAG of the same.  If ZAG does not remove such Employee from providing any Services to USAA or having access to any Customer Data or computing systems or comply with such requirements no later

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than twenty-four (24) hours after receiving such notice, then ZAG shall be in Material Breach and USAA may exercise it’s rights pursuant to Section 9.1.1.

ARTICLE 17: GENERAL PROVISIONS

17.1                        Entire Agreement.  This Agreement constitutes the entire understanding and agreement between the Parties with respect to the transactions contemplated herein and supersedes any and all prior or contemporaneous oral or written communications or agreements with respect to the subject matter hereof.  No usage of trade, or other regular practice or method of dealing between the Parties hereto or others, will be used to modify, interpret, supplement, or alter in any manner the express terms of this Agreement.  Any information exchanged by the Parties pursuant to a non-disclosure agreement between such Parties, shall be deemed Confidential Information hereunder and all terms of any such non-disclosure agreement (s) are hereby superseded in their entirety.  The Amendment and Project Addendum(s) executed during the Term are an integral part of the Agreement.  To the extent that there are any conflicts between the terms and conditions in an Amendment or Project Addendum and those contained in the Agreement, (unless explicitly stated to the contrary in the Agreement) the terms and conditions set forth in the Agreement shall control.  If any document issued by ZAG accompanies any ZAG’s Technology, Deliverable, Custom Work, Delivered Zag Technology or Services delivered in accordance with the terms of this Agreement, includes any reference that is inconsistent with the provisions of this Agreement, such references shall be null and void despite no objection being stated by USAA, unless specifically agreed to by the Parties in writing pursuant to Section 17.2.

17.2                        Modification of Agreement.  Neither this Agreement nor any Amendments or Project Addendum may be modified or amended except by a written document which is executed by an authorized representative of USAA Procurement and ZAG.  Should either Party desire a modification to the terms of the Agreement, an Amendment or Project Addendum, the following will occur: (i) the initiating Party will document the request in writing; (ii) authorized officer of ZAG and USAA Procurement identified, will negotiate the impact of the requested change(s); (iii) if the Parties agree to the change, the terms of the change will be documented in a written amendment or Project Addendum to the Agreement; and (iv) the modification(s) will take effect upon signature of the Amendment by ZAG and USAA Procurement.

17.3                        Severability.  Each provision of this Agreement is severable.  If any court with jurisdiction over the Parties and the subject matter determines that any provision(s) of this Agreement is invalid or unenforceable, such provision(s) shall be deemed stricken, and the remainder of the Agreement shall continue in full force and effect insofar as the Agreement remains a workable instrument to accomplish the intent and purposes of the Parties.  If practicable, the Parties will promptly replace the severed provision(s) by a mutually acceptable valid, legal, and enforceable provision that reflects the intentions of the Parties underlying the severed provision(s), provided that a failure to find such an acceptable substitute shall not affect the applicability of the first sentence of this Section 17.3.

17.4                        Exclusivity.  During the Term, USAA shall exclusively utilize ZAG’s Technology and Services hereunder to accomplish providing an automobile shopping, purchasing, leasing and/or financing services to USAA Members in connection with the Internet (“ZAG Exclusivity”); provided, however, USAA shall have no such obligation to utilize the ZAG’s Technology and Services hereunder: (1) in those Market Areas (as defined in Exhibit C) as set forth in Exhibit C/Attachment C-2 where ZAG does not offer the USAA Auto Program or has not provided the Dealer Network or (2) in connection with automobile dealerships for the purpose of filling a current “Zag Dealership Coverage Failure” as defined in Exhibit C.  Except as expressly set forth in this Agreement and applicable protections for ZAG IP, ZAG Technology and ZAG Confidential Information; nothing in this Agreement shall restrict USAA’s abilities to develop a product, service or other offering to provide automobile shopping, purchasing, leasing and/or financing solutions to USAA Members in connection with the Internet.  However, USAA may not directly or

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through a third party develop, manage or maintain a competing dealer network during the Term.  USAA shall be entitled to assist USAA Members and provide services relevant to the purchasing of an automobile with the use of such means as requested by a USAA Member and agreed to by USAA provided that USAA (i) uses commercially reasonable efforts to meet such USAA Member’s request through the USAA Auto Program, and (ii) in the event it is not reasonably able to use the USAA Auto Program, it may meet such USAA Member’s request through the use of a call center service that is not operated by a third party who is in the business of providing automobile buying or researching services.  Except for the ZAG Exclusivity, nothing herein shall restrict USAA’s right to contract with any third party to provide products and/or services similar to or identical to the ZAG’s Technology, products and/or Services provided under this Agreement.  Furthermore, there is no requirement that any minimum level of business or fees be provided to ZAG by USAA unless otherwise provided in this Agreement.  ZAG agrees that it shall not provide the ZAG’s Technology or functionality equivalent thereto or functionality enabled thereby directly or indirectly to USAA Competitors during the Term of this Agreement through itself or any Affiliate.

17.5                        Independent Contractor.  The Parties agree that each is performing its obligations hereunder as an independent contractor.  Nothing contained in this Agreement, nor any action taken by any Party to this Agreement, shall be deemed to constitute ZAG (including any Employees; agents or representatives of ZAG) an employee or legal representative of USAA.  ZAG, in performance of Services provided hereunder, is acting as an independent contractor.  Employees who are located or perform Services at USAA facilities shall remain employees of ZAG and ZAG shall have sole responsibility for such Employees, ZAG shall pay any and all assessments and employment taxes in connection with the Services and Employees.  Employees shall not be eligible for or participate in any way with USAA benefit plans.  Employees supplied by ZAG hereunder are not USAA’s employees or agents, and ZAG assumes full responsibility for Employees’ acts.  ZAG shall be solely responsible for the payment of compensation of ZAG’s Employees assigned to perform Services hereunder, and such Employees shall be informed that they are not entitled to the provision of any USAA employee benefits.  USAA shall not be responsible for payment of worker’s compensation, disability benefits, unemployment insurance and for withholding income taxes and social security for any ZAG personnel or Employees; such responsibility shall be that of ZAG.

17.6                        No Partnership.  Nothing in this Agreement shall be deemed to create any partnership, joint venture, association, or syndicate among or between the Parties, nor to confer on ZAG any express or implied right, power or authority to enter into any agreement or commitment on behalf of (nor to impose any obligation upon) USAA.  ZAG shall have no authority to act for or on behalf of USAA or to represent USAA in any transaction, except to the extent such authority is expressly granted in this Agreement, or otherwise in writing, by USAA to ZAG.  Any action taken by ZAG that is not permitted by the provisions of this Agreement or otherwise by USAA shall not bind USAA or create any claim against the assets of USAA.

17.7                        Non-Assignment.  Subject to Section 2.1 of this Agreement, ZAG shall be permitted to subcontract, team, contract out or otherwise assign its obligations to perform any Services (including Maintenance Services), either in whole or part, under this Agreement to any third party without the prior written consent of USAA.  Except as expressly provided herein, neither Party may assign, sell, transfer, convey, or encumber this Agreement, any interest herein, or any rights granted hereunder, nor assign or delegate or subcontract for the performance of any obligations herein, without the prior written consent of the other Party, which shall not be unreasonably withheld; provided, however, subject to Article 9, either Party may assign this Agreement in connection with a reincorporation, merger or sale of all or substantially all or substantially all of its assets.  Any attempt to assign in violation of this Section 17.7 will be deemed null and void.  In the event of a permitted assignment, the assignor/delegator shall remain

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responsible for and bound by this Agreement along with the assignee/delegate as may be evidenced be an executed performance guarantee.

17.8                        Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.  USAA and ZAG agree to submit to the jurisdiction of, and agree that venue is proper in, the applicable state or federal court within the jurisdiction of the non-moving party.  Provided further, if the Uniform Computer Information Transactions Act (UCITA) or any substantially similar law is enacted, said statute will not govern any aspect of this Agreement or any license granted hereunder, and instead the law as it existed prior to such enactment will govern.

17.9                        Non-Waiver.  The waiver by either Party of any breach or default by the other Party under any of the terms of this Agreement will not be deemed to be a waiver of any subsequent breach or default under the same or any other term of this Agreement.  Likewise, neither the failure nor any delay on the part of either Party to exercise any right, power or privilege herein or under any Project Addendum to this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  No waiver of any provision in this Agreement or in any of the other Project Addendum and no departure by either Party therefrom shall be effective unless the same shall be in writing and signed by the other Party, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing.  No waiver of any breach of, or default under, any provision of this Agreement shall be deemed a waiver of any other provision, subsequent breach or default of this Agreement.

17.10                 No Third-Party Beneficiaries.  This Agreement is for the sole benefit of the Parties hereto and nothing herein, express or implied, shall give or be construed to give any rights hereunder to any other person, including without limitation, any subcontractors, sub-suppliers, or anyone designated as a reseller.  Neither this Agreement nor the Parties hereto intend to confer a third party beneficiary right of action upon any person or Entity whatsoever, and nothing in this Agreement will be construed so as to confer upon any person or Entity, other than the Parties hereto, a right of action either under this Agreement, or otherwise, in any manner whatsoever.

17.11                 Notices.  Under this Agreement and/or any Amendments or Project Addendum, if one Party is required to give notice to the other, such notices shall be deemed given when (1) provided by facsimile followed by a reputable “next day” courier service with package tracking ability such as Fed Ex, UPS, DHL, etc.), (2) personally delivered or (3) three (3) business days after being mailed by U.S. certified mail, first class, postage prepaid (or by reputable courier service with package tracking ability, such as Fed Ex, UPS, DHL, etc.), and in each case addressed as follows (or to such other address for notice as a Party may subsequently notify the other in accordance with the provisions of this Section):

If to USAA:	United Services Automobile Association
Corporate Procurement
9800 Fredericksburg Road, B-S-E
San Antonio, TX 78288
Attn: Director, Specialized Contracting II
Facsimile: 210-498-4070

If to ZAG:	Zag.com Inc.
525 Broadway, 3rd Floor
Santa Monica, California 90401
Attention: Greg Brogger

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Facsimile: 800-584-5004

17.12                 Rules of Construction.  The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  As used in this Agreement, unless otherwise provided to the contrary:

17.12.1       All references to days, months, quarters or years shall be deemed references to calendar days, months, quarters or years;

17.12.2       Any reference to Section, Article, Amendment, Project Addendum, Attachment, Exhibit or Schedule shall mean the entire section, article, attachment, exhibit or schedule of this Agreement;

17.12.3       The words hereof, herein and hereunder and words of similar import referring to this Agreement, refer to this Agreement as a whole and not to any particular provision;

17.12.4       Despite the possibility that one Party may have prepared the initial draft of this Agreement or played the greater role in the physical preparation of subsequent drafts, the Parties agree that neither of them shall be deemed the drafter of this Agreement and that, in construing this Agreement in case of any claim that any provision hereof may be ambiguous, no such provision shall be construed in favor of one Party on the ground that such provision was drafted by the other; and

17.12.5       The terms of this Agreement have been established by mutual negotiation and shall be deemed to have been mutually drafted.

17.13                 Force Majeure.  Notwithstanding anything else in this Agreement, no default, delay or failure to perform on the part of either Party will be considered a breach of this Agreement if the Party has exercised reasonable disaster recovery procedures (as applicable) and such default, delay or failure to perform is shown to be due to causes beyond reasonable control of the Party charged with a default, including, but not limited to, causes such as strikes, lockouts or other labor disputes, riots, civil disturbances, actions or inactions of governmental authorities or suppliers, epidemics, war, embargoes, severe weather, fire, earthquakes, acts of God or the public enemy, nuclear disasters, criminal acts of third parties or default of a common carrier provided such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented.  A Party seeking to excuse its performance under this Agreement pursuant to this Section shall provide notice to the other Party, and shall perform its obligations under this Agreement as soon as reasonably possible under the circumstances.  If, at the end of the thirty (30) day period beginning from notice hereunder, a Party remains unable to perform its obligation hereunder, the other Party may cancel this Agreement upon fourteen (14) days written notice.

17.14                 No Obligation.  ZAG shall be free of any obligation set forth in this Agreement, a Project Addendum or any Exhibits hereto in any jurisdiction to the extent such obligation requires ZAG to take action that would cause it to be in non-compliance of any law or regulation in such jurisdiction and ZAG shall not be considered in breach of any such obligation, provided that ZAG has informed USAA of such compliance issue in sufficient detail to adequately identify the issue with supporting opinion of counsel.

[Signature Page Follows]

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IN WITNESS WHEREOF, the authorized representatives of the Parties hereby bind the Parties to this ZAG SERVICES & MAINTENANCE AGREEMENT by signing below:

UNITED STATES SERVICES AUTOMOBILE ASSOCIATION	ZAG.COM INC.

/s/ David H. Garrison	/s/ Scott Painter
Signature	Signature

David H Garrison	Scott Painter
Printed Name	Printed Name

EVP CORP. SVCS. — AUTH. SIGNATORY	CEO
Title	Title

February 13, 2007
Date	Date

(Exhibits to follow separately)

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USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-001

AMENDMENT #1 TO ZAG SERVICES & MAINTENANCE
AGREEMENT

THIS AMENDMENT, entered as of September 22, 2008, modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (the “Agreement”) executed on February 13, 2007, USAA Contract Control Number 1017633, by and between ZAG.COM, INC. (“ZAG”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (‘USAA’’). All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement

WHEREAS, under the Agreement, among other services, ZAG provides, hosts, and operates the USAA Auto Program for USAA Members which includes an associated Dealer Program;

WHEREAS, in connection with the USAA Auto Program and as approved by USAA., ZAG began placing, at no cost to USAA, outbound calls (“Call Back Calls”) in April 2008 to USAA Members who request to be contacted by Dealers, so as to ensure such members understand the next steps in USAA’s car buying process while they await contact from a Dealer;

WHEREAS, ZAG now desires to use, at no cost to USAA, a third-party provider to place Call Back Calls and such use of a provider requires pre-approval by USAA;

WHEREAS, ZAG receives valuable consideration for Cell Back Calls in the form of marketing data trending insights, and increased sales revenue;

WHEREAS, the Parties desire to make such changes to the Agreement and associated exhibits set forth herein.

NOW THEREFORE, the Parties agree as follows:

1.                                      Exhibit C, Functional Requirements, Dealer Program, Section 6. Dealer Program Call Center is hereby amended to add the Call Back Call requirements as stated within Attachment A to this Amendment.

2.                                      Within Exhibit C Requirements Glossary, the definition for Call Center Rep is hereby deleted and replaced with “SUPPLIER’s employee, or an employee of SUPPLIER’S Designated Contractor / Provider, that handles calls contemplated under this Agreement.”

3.                                      The following Section 2.1.1 is hereby added immediately following the end of Section 2.1:

2.1.1 Designated Contractor Approval.  A listing of all USAA conditionally-approved Designated Contractors is contained within Exhibit I. Final approval for ZAG to utilize any listed Designated Contractor to provide Services is contingent upon USAA’s issuance of a “Security Site Evaluation Approval Certificate”. USAA will issue a Security Site Evaluation Approval Certificate upon USAA’s sole determination that a Designated Contractor has successfully completed a USAA security site evaluation for the Designated Contractor’s location(s) listed within Exhibit I. ZAG shall assist, as may be requested by USAA, in arranging such evaluations. Designated Contractors who have been added to the Conditionally Approved Designated Contractors list who are further endorsed for use by USAA through the issuance of a Security Site Evaluation Approval Certificate shall be considered approved Designated Contractors.

4.                                      The attached Exhibit I - Conditionally Approved Designated Contractors is hereby added to the Agreement.

9/19/08	CONFIDENTIAL

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5.                                      This Amendment may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which, when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile signature.

6.                                      Except as provided herein, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION		ZAG.COM, INC.

By:	/s/ Glenn N. Ellis	By:	/s/ David Pributsky

Name:	Glenn N. Ellis	Name:	David Pributsky

Title:	Sr. Contract Advisor	Title:	VP, Partner Development

Date:	9/19/08	Date:	9/19/08

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Attachment A - Call Back Call Requirements

Requirement Reference		Requirement Description	DEL	CW	SLO
DP 613

SUPPLIER may, in full compliance with a “Calling Plan” pre-approved in writing by USAA, call USAA Members who have requested to be contacted by a Dealer by submitting their contact information via the USAA Auto Program. Such calls shall be known as “Call Back Calls” and are intended to provide a rapid response to USAA Member inquiries and ensure that USAA Members have an understating of what to expect with regards to working with a Dealer per the USAA Auto Program.

DP 613.1

1.              The Calling Plan shall document the day-to-day processes and procedures for placing Call Back Calls and shall include and address, at a minimum, the following:

a.         The allowed days and timeframes for calling USAA Members;

b.         The maximum number of times per inquiry to a Dealer that a USAA Member may be called;

c.          The call script(s) to be used.

2.              SUPPLIER and USAA may agree to make written changes to the Calling Plan without a formal amendment to this Agreement, however the Calling Plan may be changed only with USAA’s written pre-approval of such changes.

3.              SUPPLIER shall disseminate the Calling Plan and all approved changes to all affected SUPPLIER personnel, including Designated Contractors / Providers, involved with Call Back Calls.

DP 613.2

SUPPLIER shall ensure that Call Center Reps performing Call Back Calls comply with all applicable requirements pertaining to USAA call handling as specified within this Agreement, to include but not be limited to DP 608, DP 609, DP 610, DP 611 and DP 612, regardless of whether or not the requirements as written only pertain to receiving calls from USAA MSRs.

DP 613.3

SUPPLIER shall not, under any circumstances, disclose any Customer Data to a USAA Member (excluding such data submitted by the USAA Member in their request to be contacted by a Dealer) and shall not solicit any business from a USAA Member.

	DP 614.4	Upon written request from USAA, SUPPLIER shall cease to perform Call Back Calls as soon as possible and in no case beyond twenty-four (24) hours from SUPPLIER’s receipt of such written request.
DP 614.5

Upon written request from USAA, SUPPLIER shall provide monthly statistics related to the Call Back Calls, to include the total number of calls placed, the total number of USAA Members spoken with, the total number of voice mails left with USAA Members, the names of USAA Members called and the “Success Rate” of the calls. The Success Rate of the calls shall be measured as the percentage difference in the number of vehicles sold to USAA Members who received Call Back Calls as compared to the number of vehicles sold to USAA Members who did not receive Call Back Calls.

DP 615.1

SUPPLIER shall ensure that any/all Customer Data is protected and not sold or in any way dissaminated to others. This includes passing down the requirements set forth in this Agreement to any third-party Designated Contractors / Providers.

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Exhibit I

Conditionally Approved Designated Contractors

1.                                      Conditionally Approved Designated Contractor List

In accordance with Section 2.1.1 of the Agreement, the following Designated Contractors are approved by USAA upon USAA’s issuance to ZAG of a Designated Contractor Certification:

A. ICT Group, Inc.

Services Provided. Croup, Inc. will place Call Back Calls to USAA Members on behalf of ZAG in compliance with the provisions within this Agreement, as amended.

Data. ZAG will provide ICT Group, Inc. with Customer Data consisting of USAA Member name, email, phone number and address, only for those USAA Members who have requested to be contacted by a Dealer.

Location: ICT Group, Inc. will utilize only approved locations located within the United States, and only at the following addresses;

Call Center:	455 Business Center Drive, Suite 150
Horsham, PA 19044

Data Center:	21571 Beaumeade Circle
Ashburn VA USA 20147-6011

2.                                      Usage of Designated Contractors

Subject to Section 2.1.1 of the Agreement, as well as to ZAG’s complete compliance with all applicable provisions within the Agreement pertaining to the use of subcontractors / Providers to include but not be limited to Section 10.6.2 and Article 16, the listed Designated Contractors are permitted to serve as Designated Contractors solely for:

i.	the services enumerated in this Exhibit I, and

ii.	at the locations cited in this Exhibit I.

No other entities are permitted as Designated Contractors per Section 2.1 of the Agreement.

ZAG shall pass down to the listed Designated Contactors all applicable terms and conditions of the Agreement that should apply to a Designated Contractor performing outbound call center operations as described by this Amendment.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA Contract Control Number 1017633-002

AMENDMENT NUMBER 2 TO THE MASTER SERVICES & MAINTENANCE AGREEMENT

THIS AMENDMENT NUMBER 2 TO THE MASTER SERVICES & MAINTENANCE AGREEMENT (“Amendment 2”) (which shall include by reference all Project Addendums, Exhibits and other mutually agreed upon documents attached hereto or adopted by reference) is entered as of May 12, 2009 (“Amendment 2 Effective Date”) by and between UNITED SERVICES AUTOMOBILE ASSOCIATION, a reciprocal interinsurance exchange, with offices located at 9800 Fredericksburg Road, San Antonio, Texas 78288 (“USAA”) and ZAG.COM INC., a corporation with offices located at 525 Broadway, 3rd Floor, Santa Monica, California 90401 (“ZAG” or “SUPPLIER”).  SUPPLIER and USAA are each referred to in the alternative as a “Party” and both collectively as the “Parties.”

WHEREAS, the Parties have previously entered into a MASTER SERVICES & MAINTENANCE AGREEMENT on or about February 13, 2007 (USAA Contract Control Number 1017633-000) which was subsequently amended on September 22, 2008 (collectively, the “Agreement”);

WHEREAS, the Parties now intend to further amend the Agreement as set forth herein; and

WHEREAS, in consideration for USAA’s agreement to enter into this Amendment 2, ZAG has agreed to issue to USAA a Warrant to Purchase Shares of Common Stock in substantially the form set forth in Exhibit 2 to this Amendment 2 (the “WARRANT”) upon the terms and conditions set forth below.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby agreed, the Parties agree as follows:

1.                                      Section 8.1 of the Agreement is stricken in its entirety and replaced with the following:

8.1                               Term. This Agreement will commence on the Effective Date and will terminate on the anniversary date in 2016 (the “Term”).

2.                                      Section 8.2 of the Agreement is stricken in its entirety and replaced with the following:

8.2                               Option Periods. This Agreement contains two (2) separate twenty-four (24) month renewal periods (“Option Periods”). USAA may renew the term of this Agreement with the same terms, conditions, and pricing by providing written notice to ZAG one hundred-twenty (120) days prior to the expiration of the Term, or the end of any Option Period. Upon such renewal by USAA of such Option Period, such Option Period shall be included in the “Term.”

3.                                      The text of Section 9.2 of the Agreement, Termination for Convenience, is stricken in its entirety and replaced with the following text: “Intentionally Left Blank”.

4.                                      A new Section 2.6 is added at the end of Article 2 as follows:

USAA Confidential

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2.6                               Continuity of Services.  Throughout the Term, ZAG will continue to provide Services to USAA including, but not limited to, those set forth in the Agreement as well as Amendment 1 and Exhibits C, E and F to the Agreement and all applicable Project Addenda. Without limiting the effect of the foregoing and unless otherwise agreed to by USAA in writing, should ZAG provide the services as identified in Exhibit 1 to this Amendment 2 (the “Additional Services”) to USAA at anytime during the Term, then Zag will continue to provide such Services to USAA throughout the Term unless as provided in this Section 2.6. For clarification, should ZAG cease to provide any Services or Additional Services which USAA is receiving from ZAG, USAA will continue to receive such applicable Services and/or Additional Services throughout the Term from ZAG, unless as determined by USAA in its reasonable discretion (x) such discontinuation of Services or Additional Services is directly due to the actions/inaction of third parties outside of the reasonable control of ZAG and such third party resources/contingencies can not commercially reasonably be replaced by ZAG or another third party without any additional unreasonable cost or resources for ZAG, or (y) the Additional Services have a reasonably negative impact on the USAA Auto Program. Additionally, ZAG shall have the right to terminate any Additional Services in its sole reasonable discretion during an initial trial period, the length of which shall be determined by USAA in its reasonable discretion and set forth in a written instrument to be provided to ZAG prior to ZAG’s provision of such Additional Service to USAA.

5.                                      Issuance of Warrant.  The Parties acknowledge and agree that, as good and valid consideration for USAA’s agreement to enter into this Amendment 2, ZAG shall issue to USAA the Warrant on the first date, if any, that the product of (x) the number of Sales (as defined below) since the inception of the Agreement (including, for the avoidance of doubt, the initial 1,000 Sales, if any, in any calendar month) multiplied by (y) $50.00 equals or exceeds $3,000,000.00.  The Parties agree that the number of Sales from the inception of the Agreement through September 30, 2008 is 20,828. “SALES” shall mean all sales pursuant to the Agreement that are not contested by the dealer or invalidated. For clarification, USAA’s forbearance of a Revenue Multiplier for the 0 to 1500 Sales Bracket (as such terms are defined in the Warrant) is in consideration for the modifications and customizations that Zag regularly performs for USAA on a monthly basis and that USAA shall continue to receive for the Term in the ordinary course under the terms of the Agreement.

6.                                      Defined Terms.  Capitalized or defined terms utilized in this Amendment 2 not otherwise defined herein, shall have the meaning ascribed to them in the Agreement.

7.                                      Conflict.  In the event of any conflict between this Amendment 2 and the Agreement (including previous Amendments), this Amendment 2 shall control.

8.                                      Entire Agreement.  This Amendment 2 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the matters contemplated herein and supersede any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

forth in this Amendment 2, the Agreement remains In full force and effect and otherwise unmodified.

9.                                      This Amendment 2 may be executed in one or more counterparts and by the different Parties hereto In separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile signature.

IN WITNESS WHEREOF, the authorized representatives of the Parties hereby bind the Parties as of the Amendment 2 Effective Date to this AMENDMENT NUMBER 2 TO THE MASTER SERVICES & MAINTENANCE AGREEMENT by signing below:

UNITED SERVICES AUTOMOBILE ASSOCIATION	ZAG.COM INC.

/s/ Mark R. Kamstra	/s/ Scott Painter
Signature	Signature

Mark R. Kamstra	Scott Painter
Printed Name	Printed Name

Assistant Vice President Procurement Service	CEO
Title	Title

5/12/09	3/6/09
Date	Date

[Exhibit Follows]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT 1

Services

This Exhibit 1 is adopted by and incorporated into to the AMENDMENT NUMBER 2 TO THE MASTER SERVICES & MAINTENANCE AGREEMENT according to the terms and conditions of the Amendment 2 and the Agreement.

1.0                               Services.

a.              “USAA Financing / Insurance Integration”

Integration of USAA’s auto insurance products within the USAA Auto Program enabling USAA Users to obtain USAA auto insurance during the vehicle pricing and selection process.  Such integration includes the following:

i.                  “Total Cost of Vehicle Ownership”

Capabilities which enable USAA Users to research and understand the estimated costs of owning a selected vehicle over time. Such cost estimates include cost factors such as routine maintenance, fuel consumption, repairs, financing and insurance for various time periods of ownership.

ii.               “Concierge Service(s)”

Processes and capabilities which improve the USAA User experience by streamlining the vehicle purchase process and reducing/minimizing USAA User interaction required with Dealers.

b.              “OEM USAA Pricing”

Provides Original Equipment Manufacturer (OEM) discounted pricing within the USAA Auto Program for USAA Users, with such pricing as negotiated by the Parties jointly with vehicle manufacturers.

c.               “CARFAX Integration”

Integration of USAA’s CARFAX vehicle history research capabilities into the USAA Auto Program via an anticipated two-phase initiative as follows:

i.                  Phase 1 - integration of an existing USAA CARFAX link;

ii.               Phase 2 - implementation of USAA customizations to the Phase 1 integration.

d.              “Member to Member Vehicle Sales Process”

Enables and facilitates USAA Member-to-USAA Member vehicle sales within the USAA Auto Program.

e.               “Trade-In Guaranteed Pricing”

Provides guaranteed Trade-In Values within the USAA Auto Program using bids obtained from Dealers which are based on USAA User-provided information

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

concerning vehicle specifications, options and condition. Such USAA User-provided information shall be pre-populated with existing vehicle information; as such information is available to ZAG.

f.                “Enhanced Research Options (e.g. Vehicle Types/Categories)”

Enhances the vehicle research/sort capabilities of the USAA Auto Program to include the capability for researching vehicles by type/category (e.g. luxury, hybrid, SUV, convertible, pickup, etc.).

g.               “Integration of USAA Extended Warranty Options/Offering”

Integration of USAA’s extended warranty options/offerings within the USAA Auto Program.

h.              “‘True Car’ Pricing”

Provides ‘True Car’ pricing capabilities so as to provide actual vehicle sale price data to USAA Users, which such data pertaining specifically to relevant geographic area(s).

i.                  “After Market Add-Ons”

Provides the capability for USAA Users to price and select after market “add-ons” (e.g. pin striping, running boards, etc.) within the USAA Auto Program as a part of, and during, the vehicle pricing and selection process.

j.                 “Repossessed Vehicle Sales”

Facilitates and enables sales of USAA-repossessed vehicles within the Dealer Network.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-004

AMENDMENT #4 TO THE MASTER SERVICES &
MAINTENANCE AGREEMENT

THIS AMENDMENT, entered as of June 25, 2010, modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (the “Agreement”) (which shall include by reference all Project Addendums, Exhibits and other mutually agreed upon documents attached hereto or adopted by reference), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between ZAG.COM, INC, (“ZAG”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”). All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement. ZAG and USAA are each referred to in the alternative as a “Party” and both collectively as the “Parties.”

WHEREAS, the Parties have previously entered into a MASTER SERVICES & MAINTENANCE AGREEMENT;

WHEREAS, under the Agreement, among other services, ZAG provides, hosts, and operates the USAA Auto Program for USAA Members which includes an associated Dealer Program;

WHEREAS, the Parties now intend to further amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby agreed, the Parties agree as follows:

1.             Exhibit 1 of Amendment #2, is hereby amended to add the following:

k.     “USAA Preferred”

Implement the USAA Preferred badge, modified badge and legal description on vehicles, yet-to-be-named by USAA.  Receive and implement USAA Preferred vehicles in automated fashion.  Once launched, USAA Preferred will be piloted for ninety (90) days, after which the Parties may agree in writing (email acceptable) to extend the duration of the USAA Preferred Additional Service for a mutually agreed upon duration. In a manner mutually agreed upon by the Parties, Zag will incorporate the elements of the USAA Preferred feature on the Car Buying Service home page and update verbiage in the related messaging that is presented to Members.

1.     “Average Member Price (AMP)”

Identification and display of AMP for new vehicles on public side. For Members who do not have an existing USAA auto insurance policy (“Non-Insurance Members”), Zag will display an AMP as part of or replacing the current insurance price range.  This was launched on April 21, 2010 and was piloted for 28 days. The display of AMP was removed from production on May 26, 2010 and will be re-

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

launched into production on June 9, 2010. Any changes after June 9, 2010 will be agreed upon by both Parties in writing (email acceptable).

m.          “Mobile” Integration for  auto dealer search on phone and add functionality for dealers, pricing, insurance, pre-approvals and auto loans,

n.     “Mobile Services Used Vehicles”

Mobile service interfaces for retrieving used vehicle information based on a submitted VIN. Such used vehicle information may include a Carfax report, bluebook values and Zag comparable inventory with Zag Dealer locations and images of used vehicles.

o.     “Mobile Services for Vehicle Options”

Provide service interface to allow USAA Members to select option packages with rules for inclusion that match existing website rules.

p.     “Public Side Car Buying Service”

Integration of the Car Buying Service on usaa.com available to both Members and non-Members but not allowing certain functionality on the usaa.com website that is available solely to Members.

q.     “Enterprise Physical Object”

Functionality developed by USAA that allows a Member to save and retrieve all USAA products such Members have purchased and sections of the usaa.com website they have interacted with. With respect to the Car Buying Service, such functionality includes the ability to retrieve data, save a configured vehicle, submit a lead, and save information related to a vehicle purchased by the Member through the Car Buying Service.

r.      “Aggregate Research”

Integration of vehicle information originating from third parties as agreed to by USAA.

s.     “USAA Quick Quote”

Functionality allowing Members to determine approximate insurance cost for a specific vehicle. In connection with the Insurance Estimate, USAA will ask a subset of its standard insurance quote questions to deliver a non-binding quote to the Member. Links to the ‘Quick Quote’ will be available from the Car Buying site. Location of these links are to be mutually agreed upon by both Parties in writing (email acceptable).

t.      “Checklist and Action Plan”

A description of the car buying process using the Car Buying Service presented in the form of a checklist, the content and display of which shall be mutually agreed upon by the Parties.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

u.     “Management and Capture of Leads”

Integration to obtain leads from third party vendors such as Honk and Kelley Blue Book and internal USAA traffic that is in-market for car buying, auto loans, and insurance. Such information will be utilized to support the open market strategy with the purpose of cross-selling other products to existing Members.

v.     “3rd Party Gadget Infrastructure”

Infrastructure to support displaying USAA gadget on third party sites as well as display third party gadgets on USAA.com including the Car Buying Service.

w.    “Business Process History”

Functionality allowing for actions taken by Members interacting with the Car Buying Service to be captured by Zag and shared with USAA in order for USAA to model Member behavior for upcoming life events.

x.     “Advanced Search Capabilities and Redesign”

Develop a method that allows Members to identify, narrow, and compare available research material on multiple vehicles based on:

1.              Selecting multiple vehicle attributes such as fuel economy, price, type, brand etc. (attributes to be mutually agreed upon by the Parties)

2.              Selecting vehicle priorities and needs of the Member (e.g., importance of safety, importance of cost, importance of quality, etc. to be mutually agreed upon by the Parties.

Redesign the public and private Car Buying Service to optimize page flow, UI design, navigation, and placement of USAA products/services. The design should also be able to easily incorporate aggregated research.

y.     “Auto Loan Rate Enhancements”

For pre-approved members, display the lowest auto loan rate and longest term for our pre-approved members that shop online.

z.                           ZAG-provided widget that could be integrated into the USAA web site to allow Members to link directly to the Car Buying Service vehicle model selector or used vehicle search, thereby bypassing the homepage of the Car Buying Service.

2.             Additional Services. Notwithstanding Section 2.6 of the Agreement (Continuity of Services), the Parties agree that all terms relating to the provision of Additional Services including without limitation any applicable trial period and termination rights with respect thereto shall be set forth in an addendum to the Agreement signed by the Parties.

3.             Defined Terms. Capitalized or defined terms utilized in this Amendment #4 not otherwise defined herein, shall have the meaning ascribed to them in the Agreement.

4,             Conflict. In the event of any conflict between this Amendment #4 and the Agreement (including previous Amendments), this Amendment #4 shall control.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

5.             Entire Agreement. This Amendment #4 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the matters contemplated herein and supersede any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set forth in this Amendment #4, the Agreement remains in full force and effect and otherwise unmodified.

[Signature page to follow]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this Amendment #4 has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	ZAG.COM INC.

/s/ Jessica S. Hastings	/s/ Moujan Kazerani
Signature	Signature

Jessica S. Hastings	Moujan Kazerani
Printed Name	Printed Name

Contract Advisor, Procurement Services	General Counsel
Title	Title

6/25/10	6/25/10

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-005

AMENDMENT #5 TO THE MASTER SERVICES & MAINTENANCE AGREEMENT

THIS AMENDMENT #5 to the Master Services & Maintenance Agreement (the “Amendment”), entered as of October 26, 2010 (the “Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (the “Agreement”) (which shall include by reference all Project Addendums, Exhibits and other mutually agreed upon documents attached hereto or adopted by reference), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between ZAG.COM INC. (“ZAG”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”).  All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement. ZAG and USAA are each referred to in the alternative as a “Party” and both collectively as the “Parties.”

WHEREAS, the Parties have previously entered into a MASTER SERVICES & MAINTENANCE AGREEMENT;

WHEREAS, under the Agreement, among other services, ZAG provides, hosts, and operates the USAA Auto Program for USAA Members which includes an associated Dealer Program;

WHEREAS, the Parties now intend to further amend the Agreement to remove [***] from the definition of “USAA Competitor” and to permit and require ZAG to use the USAA Trade Dress in connection with the [***] (defined below).

NOW THEREFORE, for receipt of good and valuable consideration, the receipt of which is acknowledged by both Parties, the Parties agree as follows:

1.                                      Trademark License. USAA hereby grants to ZAG a limited, non-exclusive license to use the USAA Trade Dress in connection with the [***], provided that ZAG shall provide USAA with a copy detailing the use, design, context, target market, jurisdiction and media of the Trade Dress (each such copy, a “Standard Copy”) for approval which shall not be unreasonably delayed or withheld.  Upon USAA’s approval of a Standard Copy, ZAG may continue to use such Standard Copy without further USAA approval in accordance with the terms of this Amendment provided there is not a change in the use, design, context, target market, jurisdiction and media of such Standard Copy. USAA reserves the right to modify the USAA Trade dress and, upon reasonable notice, ZAG agrees to modify its use of the USAA Trade Dress to conform the such changes. All right, title and interest in and to the USAA Trade Dress shall remain with USAA.  Following the Amendment Effective Date, Zag and [***] will enter into an agreement (the [***] Agreement) pursuant to which ZAG will operate a car buying service that is substantially similar to the USAA Auto Program (the [***]). Notwithstanding the foregoing, the Standard Copy shall not include the Trade Dress of any person other than [***], ZAG and USAA.

2.                                      Branding. ZAG agrees that the [***] will always incorporate USAA Trade Dress as approved in writing by USAA in the name of the [***] unless otherwise directed by USAA. Further, ZAG agrees that the [***] website shall always include space on the front page of such website for USAA advertisements that link back to USAA’s website.

USAA Confidential

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

3.                                      USAA Competitor. The Parties agree to delete Section 1.36 of the Agreement in its entirety and replace it With the following:

“USAA Competitors” means [***].

4.                                      Conflict. For purposes of this Amendment, in the event of any conflict between this Amendment and the Agreement (including previous Amendments), this Amendment shall control.

5.                                      Entire Agreement. This Amendment along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the matters contemplated herein and supersede any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set forth in this Amendment, the Agreement remains in full force and effect and otherwise unmodified.

6.                                      No Other Changes.  Except as provided herein, the Agreement remains unchanged and in full force and effect.

7.                                      Counterparts. This Amendment may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronic .pdf signature.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	ZAG.COM INC.

/s/ Mark R. Kamstra	/s/ Stewart Easterby
Signature	Signature

Mark R. Kamstra	Stewart Easterby
Printed Name	Printed Name

Assistant Vice President, Procurement Services	EVP& GM
Title	Title

26 October 2010	11/8/10

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-007

AMENDMENT #7 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #7 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #7”), is effective as of June 1, 2011 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between Zag.Com, Inc. whose name has been changed effective November 23, 2010 to TrueCar, Inc. and hereafter referred to as (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”).  All capitalized terms not otherwise defined in this Amendment #7 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for USAA to promote to Members who are eligible for USAA’s property and casualty insurance products the Chrysler (“Chrysler”) incentive program (“Chrysler Program”), whereby such Members are provided with incentives in connection with the purchase of a Chrysler vehicle.

NOW THEREFORE, the Parties agree as follows:

1.                                      Chrysler Incentive Program. Beginning on this Amendment’s Effective Date and continuing unless terminated in accordance with Section 3 of this Amendment #7 (the “Chrysler Promotion Period”), USAA shall coordinate with TrueCar to market the Chrysler Program on the USAA Auto Program website. As compensation for such marketing efforts, and beginning on this Amendment’s Effective Date, TrueCar shall pay USAA in accordance with Attachment A for vehicles sold through the USAA Auto Program as a result of the Chrysler Program, as evidenced by TrueCar and/or Chrysler, and where TrueCar collects an incentive fee for such sale from Chrysler (“Incentive Sale”). The USAA Member information provided by TrueCar to Chrysler shall only be used for purposes of verifying and validating USAA Membership and TrueCar shall not permit Chrysler to contact, solicit or otherwise interact with any USAA Member for any other purpose using such information. The use of USAA Member information for the Chrysler Program by TrueCar and Dealers shall be subject to the terms and conditions of the Agreement. Unless stated otherwise in an amendment to the Agreement, all payments by TrueCar to USAA pursuant to this Amendment #7 shall be made on a monthly basis beginning on August 15, 2011 and continuing regularly thereafter but in no event more than thirty (30) days from the date TrueCar collects its fees from Chrysler.

2.                                      Chrysler Program Additional Terms. The Chrysler Program shall be promoted as mentioned above by USAA. TrueCar is providing the Chrysler Program to USAA “as is” and makes no representations or warranties with regard to the Chrysler Program. TrueCar shall not be responsible for Chrysler’s compliance with the terms and conditions of the Agreement or those Chrysler acts or omissions in the Chrysler Program. Without limiting the effect of the foregoing and subject to the foregoing, TrueCar shall remain responsible for its obligations and responsibilities under the Agreement relevant to the USAA Auto Program.

3.                                      Termination. Either Party may terminate this Amendment #7 with thirty (30) days advance written notice to the other Party. For the avoidance of doubt, the Agreement may not be terminated for any condition arising out of the services or other offers made available in connection with the Chrysler Program.

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

4.                                      Counterparts. This Amendment #7 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronic .pdf signature.

5.                                      Conflicts.  In the event of any conflict between this Amendment #7 and the Agreement (including previous Amendments), this Amendment #7 shall control.

6.                                      Entire Agreement. This Amendment #7 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matters herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set forth in this Amendment #7, the Agreement remains in full force and effect and otherwise unmodified.

IN WITNESS WHEREOF, this AMENDMENT #7 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	ZAG.COM INC.

/s/ Mark R. Kamstra	/s/ Stewart Easterby
Signature	Signature

Mark R. Kamstra	Stewart Easterby
Printed Name	Printed Name

Assistant Vice President, Procurement Services	EVP& GM
Title	Title

June 1, 2011	6/21/11

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ATTACHMENT A

COMPENSATION SCHEDULE

For each incremental incentive Member sale above the base number below, TrueCar will pay as follows:

1 to 1,000 per month:            [***]

1,001 to 1,600 per month:  [***]

1,601+ per month:                             [***]

Model Name	Base Number
2011 RAM 1500	42
2011 Chrysler 200	12
2011 Dodge Avenger	6
2011 Dodge Grand Caravan	17
2011 Jeep Grand Cherokee	42
2011 Chrysler Town & Country	21
2011 Jeep Wrangler (incl. Unlimited)	85

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633000 USAA AMENDMENT CONTROL NUMBER: 1017633009

AMENDMENT #9 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This Amendment #9 to the Zag Services & Maintenance Agreement (“Amendment #9”), is effective as of March 13, 2012 (“Amendment #9 Effective Date”), modifies the Zag Services & Maintenance Agreement (“Agreement”), executed on February 13, 2007, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”). All capitalized terms not otherwise defined in this Amendment #9 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for TrueCar to promote to Members, who are eligible for USAA’s property and casualty insurance products, the BMW of North America, LLC (“BMW”) incentive program (“BMW Program”), whereby such Members are provided with incentives in connection with the purchase of a BMW vehicle.

NOW THEREFORE, the Parties agree as follows:

1.                                      BMW Incentive Program.  Beginning on the Amendment #9 Effective Date and continuing during the Term (defined below), USAA shall coordinate with TrueCar to market the BMW Program on the USAA Auto Program website to Members. The incentives to be offered in connection with the BMW Program are set forth in Exhibit B, attached hereto (“Incentives”).  USAA may provide TrueCar with prior written notice of any changes to the Incentives (“Incentive Change’ Notice”), and TrueCar shall implement such changes within a reasonable time following TrueCar’s receipt of such Incentive Change Notice.  The Incentives are in addition to any other incentives offered by BMW.  USAA shall pay TrueCar [***] for the marketing of each vehicle sold by dealers that is subject to the BMW Program, as evidenced by BMW, and where USAA collects an incentive fee for such sale from BMW (“Incentive Sale”). Unless stated otherwise in an amendment to the Agreement, all payments by USAA to TrueCar pursuant to this Amendment #9 shall be made on a quarterly basis beginning sixty (60) days following the date the BMW Program is first made available to Members on the USAA Auto Program website and continuing regularly thereafter but in no event more than thirty (30) days from the date USAA collects the fees from BMW.

2.                                      BMW Program Additional Terms.  In order to enable TrueCar implement the BMW Program on the USAA Auto Program website, USAA shall provide TrueCar with the information, images, and materials set forth on Exhibit A, attached hereto (collectively, “Deliverables”).  To the extent USAA or BMW requests that TrueCar display any BMW-owned or licensed trademarks, service marks, or logos (“BMW Marks”) in connection with the BMW Program, USAA or BMW, as applicable, shall provide such BMW Marks to TrueCar. USAA has BMW’s permission for TrueCar to host the incentive landing pages on the USAA Auto Program website with BMW Marks as created by BMW. For any future marketing of the BMW Program, USAA will obtain BMW’s consent for the use of the BMW Marks.

Neither TrueCar nor USAA shall be responsible for BMW’s compliance with the terms and conditions of the Agreement or BMW’s acts or omissions in the BMW Program. Without limiting the effect of the foregoing and subject to the foregoing, TrueCar and USAA shall remain responsible for its obligations and responsibilities under the Agreement relevant to the USAA Auto Program.

3.                                      Term; Termination. This Amendment #9 shall begin on the Amendment #9 Effective Date and continue for a period of one (1) year (“Term”).  Either Party may terminate this Amendment #9 with

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

thirty (30) days advance written notice to the other Party. For the avoidance of doubt, the Agreement may not be terminated for any condition arising out of the BMW Program.

4.                                      Counterparts. This Amendment #9 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronic signature.

5.                                      Conflicts.  In the event of any conflict between this Amendment #9 and the Agreement (including previous Amendments), this Amendment #9 shall control.

6.                                      Entire Agreement. This Amendment #9 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the matters contemplated herein and supersede any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set forth in this Amendment #9, the Agreement remains in full force and effect and otherwise unmodified.

IN WITNESS WHEREOF, this Amendment #9 To Zag Services & Maintenance Agreement has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC.

/s/ John Davis	/s/ Dave Pributsky
Signature	Signature

John Davis	Dave Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP, STRATEGY & OPS, USAA
Title	Title

3/14/2012	3/13/12

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A

DELIVERABLES

Description of Deliverables

BMW approved imagery, information and disclaimer to be used for the landing page to promote the BMW Program.

BMW-approved landing page des on requirements.

BMW Program eligibility requirements.

Expiration date for all incentives.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

INCENTIVES

BMW	USAA Incentive
Series
1 Series	[***]
3 Series Sedan/Wagon (E9X)	[***]
3 Series Coupe/Conv 28i/35i	[***]
3 Series Coupe/Conv 35is + M	[***]
5 Series Sedan 2Si/35i	[***]
5 Series Sedan 50i + M	[***]
5 Series GT	[***]
6 Series Coupe/Conv 40i	[***]
6 Series Coupe/Conv 50i	[***]
7 Series 40i	[***]
7 Series 50i	[***]
Z4 28i/35i	[***]
Z4 35is	[***]
X3	[***]
X5 35i	[***]
X5 50i + M	[***]
X6 + M	[***]

MINI	USAA Incentive

Series
R55/Clubman	[***]
R56/ HT	[***]
R57/Convertible	[***]
R58/59JCW/Coupe	[***]
R60/Countryman	[***]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-11

AMENDMENT #11 TO ZAG SERVICES & MAINTENANCE
AGREEMENT

This AMENDMENT #11 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #11”), effective as of May 17, 2012 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”),UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”), and USAA Federal Savings Bank (“USAA Bank”).  All capitalized terms not otherwise defined in this Amendment #11 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for TrueCar to provide sell functionality to USAA Members in accordance with this Amendment #11 and subject to certain terms and conditions as set forth below.

NOW THEREFORE, the Parties agree as follows:

1.             Sell Your Car.  On May 18, 2012 (“Implementation Date”), TrueCar will provide Sell Your Car functionality to USAA Members in accordance with Exhibit A.1, attached hereto, The Parties agree that, in addition to the requirements and the service level objectives set forth in the Agreement, the requirements and service level objectives set forth in Exhibit A.2 will only apply to the Sell Your Car functionality.  Exhibit B of the Agreement is hereby supplemented to add the following Tier 1 Critical SLOs as designated in Exhibit A.2: VR 101, LR 112, ML 106, IC 101, IC 102, SP 102.1 and SP 102.2.

2.             Counterparts.  This Amendment #11 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or exchanged via PDF.

3.             Conflicts.  In the event of any conflict between this Amendment #11 and the Agreement (including previous Amendments), this Amendment #11 shall control.

4.             Entire Agreement.  This Amendment #11 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  Except as explicitly set forth in this Amendment #11, the Agreement remains in full force and effect and otherwise unmodified.

[Signatures Follow on Next Page]

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

IN WITNESS WHEREOF, this AMENDMENT #11TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC.

/s/ Jessica S. Hastings	/s/ David Pributsky
Signature	Signature

Jessica S. Hastings	David Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP Strategy and Ops USAA
Title	Title

USAA FEDERAL SAVINGS BANK

/s/ Jessica S. Hastings
Signature

Jessica S. Hastings
Printed Name

Contract Advisor, Procurement Services
Title

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

EXHIBIT A.2

Statement of Work

1.             Definitions.

The following definitions apply to this SOW.

“Business Interruption” is any event which temporarily impacts TrueCar’s ability to deliver the For Sale by Owner Program (“Program”) described in this Amendment No. 11 and Statement of Work.

“ClearBook” means ClearBook provides expected trade-in and sale prices, along with a recommended list price for the vehicle.  For used car shoppers, ClearBook can help determine a fair price to pay locally for the specified used car with the desired options, mileage, and condition.

“Defect” is any operation or function of the Systems that does not perform to in accordance with USAA specifications.

“Inappropriate” means any unsuitable or improper language or photo which will cause the vehicle listing to be rejected upon review; USAA will provide input and guidance.

“Incident” is any System Problem, other than an Outage, that negatively impacts the Program.

“Outage” is any System Problem that results in the non-availability of the Program provided by Systems.

“Public User” means any online visitor not logged in to usaa.com.

“Problem” is any USAA reported, or TrueCar identified issue, error, problem, fault, Defect, discrepancy or inaccuracy which impacts the performance of the Systems as seen by USAA representatives or Customers, whether the performance change is evidenced through direct access to the effected Systems or indirectly through the delivery of the Program.

“Critical” is production use of the System may be possible, but a business function is disabled or significantly impaired such that it is effectively unusable and no workaround exists without a manual process being implemented by USAA.  This category also applies to System Problems that impact the image of USAA with Customer data or processing services and USAA spending resources to work around situations due to TrueCar’s applications.  This category also applies to issues revolving around the failure of Systems or personnel to deliver the requisite data, files, Documents or other electronic deliverables as specified in this Amendment No.11 and Statement of Work, TrueCar has identified this level as coordinating with their internal level 1 severity problem category.

“Severe/Important” is production use of the System is possible, but a workaround is unacceptable for than a short period due to the frequency of the affected function’s

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

usage and the criticality of the function. TrueCar has identified this level as coordinating with their internal level 2 severity problem categories.

“Low Impact” is production and/or implementation is not impacted severely because an acceptable workaround exists that does not utilize any USAA resources and/or the System Problem is not severe.  TrueCar has identified this level as coordinating with their internal level 3 severity problem categories.

“Service Level Objective(s) (the “SLO”)” is a key measurable performance standard that sets the level of service expectation to be provided by TrueCar and may have performance credits attached or may result in immediate default under the Agreement set forth in Exhibit B-1.

“Sell Your Car” This service allows USAA Members to list their vehicle for viewing by other USAA Members as part of the USAA Auto Program experience.

“System(s)” is the individual and collective electronic or mechanical components of the TrueCar operations that contribute to the delivery of Program to USAA Members .

“Systems Availability” is the ratio of hours that Systems are available in a calendar month, to the total number of hours in that calendar month.

“System(s) Problem(s)” is any USAA reported, or TrueCar identified issue, Incident, Outage or error, problem, fault, Defect, discrepancy or inaccuracy which impacts the performance of the Systems as seen by USAA representatives or Customers, whether the performance change is evidenced through direct access to the effected Systems or indirectly through the delivery of the Program.

2.             TrueCar Responsibilities, Tasks and Requirements for Program.

TrueCar shall perform the following tasks in accordance with the specific requirements listed (collectively the “Tasks and Requirements”).  TrueCar agrees to work to the requirements and shall be responsible for meeting deliverables and achieving SLOs as may be detailed within each requirement.  Asterisks in the column heading “DEL” indicate that requirement is a deliverable under this SOW.  Asterisks in the column heading “SLO” indicate that the requirement is a Service Level Objective.

Requirement
REQ #		1. General (GE)	DEL	SLO
GE 101		TrueCar shall provide USAA Members the capability to sell their personal vehicles via the USAA Auto Program.	*
	GE 101.1	TrueCar shall allow USAA Members to list a maximum of two (2) vehicles concurrently.	*
GE 102

TrueCar shall allow all USAA Members determined by’ USAA who are currently eligible to purchase a vehicle via the USAA Auto Program to be eligible to list their personal vehicle for sale on the USAA Auto Program site on usaa.com.

*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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REQ #	Requirement	DEL	SLO
GE 103	TrueCar shall allow only logged-in USAA Members to list vehicles for sale on the USAA Auto Program site.	*
GE 104

When the user on the USAA Auto Program site completes the USAA Eligibility and registration, TrucCar shall allow the user to be returned to TrucCar’s Sell Your Car landing/splash page via a link on the USAA registration confirmation page.

*
GE 105

When the Public User is on usaa.com and desires to go to TrueCar’s Sell Your Car page, the System must provide the ability for the user who completes the USAA Eligibility and Registration to be directed to TrueCar’s Sell Your Car landing/splash page via a link on the USAA Registration confirmation page.

*

REQ #		2. Service Work Requirements (SW)	DEL	SLO
SW 101		When applicable and mutually agreed between the Parties, TrueCar shall link to information that provides USAA Members with guidance on selling their vehicle.	*
	SW 101.1	When applicable and mutually agreed between the Parties, TrueCar shall provide details on required information needed for the selling process.	*

REQ #	3. Vehicle Requirements (VR)	DEL	SLO
VR 101	TrueCar shall systematically process requests for USAA Member vehicles lists and display the corresponding list response	*	*
VR 102	TrueCar shall populate the following data when a USAA Member enters the VIN: year, make, and model.	*
VR 103	TrueCar shall allow USAA Members the capability to modify all listing data even if it was defaulted by the System.	*

REQ #		4. Listing Requirements (VR)	DEL	SLO
LR 101		TrueCar shall provide USAA Members the capability to save vehicle listing at any stage prior to submitting their listing.	*
LR 102		TrueCar shall provide the ability to upload photos.	*
	LR 102.1	TrueCar shall allow USAA Members to upload a minimum of four (4) vehicle photo but no more than nine (9).	*
	LR 102.2	The minimum and maximum number of photos allowed to be uploaded will be configurable.	*
LR 103		TrueCar shall provide the ability to select/enter additional features applicable to the vehicle to include every feature that is/will be available to dealers when posting vehicles.	*
LR 104		TrueCar shall provide the ability to enter vehicle features and condition via free text field.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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REQ #		Requirement	DEL	SLO
	LR 104.1	Vehicle feature description shall allow up to two hundred fifty (250) characters as TrueCar dealers have when listing a used car on usaa.com.	*
LR 105		TrueCar shall provide the ability to indicate vehicle resides on a military base.	*
LR 106		TrueCar shall allow USAA Member to select a military base that will appear on the vehicle listing.	*
LR 107		TrueCar shall provide USAA Member’s access to ClearBook to price vehicle for sale.	*
LR 108

TrueCar shall allow USAA Member the ability to pre-populate email address on file with USAA and that email address will remain anonymous to potential buyer until the seller provides to potential buyer by replying to the buyer’s inquiry. TrueCar will provide the capability to allow seller to enter or change their email address in a later release in 2012.

*
LR 109

TrueCar shall provide terms and conditions to USAA Members listing a vehicle for sale. TrueCar shall include a step requiring USAA Member to acknowledge receipt of terms and conditions prior to submittal of listing. USAA shall have the opportunity to review and approve TrueCar’s terms and conditions.

TrueCar shall retain the listing record as proof of such acknowledgement for at least one (1) year.

*
LR 110

TrueCar shall provide terms and conditions to USAA Members who want to purchase a vehicle from a private seller. TrueCar shall include a step requiring USAA Member to acknowledge receipt of terms and conditions prior to responding to a listing/submitting an inquiry, USAA shall have the opportunity to review and approve TrueCar’s terms and conditions.

TrueCar shall retain the lead inquiry as proof of such acknowledgement for at least one year.

*
LR 111		TrueCar shall provide the ability to preview listing prior to submitting.	*
LR 112		TrueCar shall send an email to the USAA Member when the vehicle listing has been approved and is active on the site within forty-eight (48) hours.	*	*
LR 113		TrueCar shall display USAA Member listings along with Dealer Listings.	*

REQ #	5. Manage Listing (ML)	DEL	SLO
ML 101	When USAA Member has an existing listing and navigates to the sell feature, TrueCar shall display their current listings instead of taking them to the sell flow.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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REQ #		Requirement	DEL	SLO
	ML 101.1	TrueCar shall provide the ability to add an additional vehicle listing.	*
ML 102		TrueCar shall allow the vehicle listing to remain for thirty (30) clays from active date.	*
ML 103		TrueCar shall provide the capability to change vehicle listing duration in a scheduled release upon request by USAA.	*
ML 104		TrueCar shall provide the USAA Member the ability to edit the listing’s details (i.e., photos and features) at anytime.	*
ML 105		TrueCar shall provide USAA Members the capability to renew the listing.	*
ML 106		TrueCar shall provide USAA Member the capability to remove vehicle listing from site. Vehicle listing shall be removed within forty eight (48) hours.	*	*
	ML 106.1	When deleting vehicle listing, USAA Member must select the reason for removing vehicle. Reasons will include: - Sold Vehicle - No longer selling - Other	*
ML 107

TrueCar shall allow the USAA Member to receive an email to notify them that their vehicle listing will expire in three (3) calendar days. Email template shall be provided to USAA for review and approval.

*
	ML 107.1	The reminder email shall include a link to USAA Member’s vehicle listing.	*
ML 108		When applicable and mutually agreeable, TrueCar shall provide the seller the number of times the vehicle has come up in search results.	*
ML 109		When applicable and mutually agreeable, TrueCar shall provide the seller the number of times the vehicle has been viewed.	*
ML 110		TrueCar shall provide an indicator on the used vehicles to denote those vehicles that are listed by a USAA Member.	*
ML 111		When applicable, TrueCar shall provide ability to filter used vehicle search results based on USAA Member vehicles for sale.	*
ML 112		TrueCar shall provide ability to filter search by vehicles that reside on military bases.	*
ML 113		TrueCar shall ensure that a USAA Member must be logged into the private side of usaa.com before submitting an inquiry to seller.	*
ML 114		TrueCar shall ensure a buyer can print used car vehicle listing page in a HTML format.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Requirement
REQ #		6. Inappropriate Content Requirements (IC)	DEL	SLO
IC 101		TrueCar shall review the listing prior to posting the vehicle on the site. This review process will take no more than forty-eight (48) hours.	*	*
	IC 101.1	TrueCar shall monitor Inappropriate photos posted on sell site.	*
	IC 101.2	TrueCar shall monitor any free text entries for Inappropriate material.	*
IC 102

TrueCar shall provide an email to USAA Member notifying them within forty eight (48) hours of submitting their vehicle listing request when the vehicle listing has been rejected.
Rejected reasons include inappropriate photo or text. Email template shall be provided to USAA for review and approval.

			*	*

REQ #	7. Disputes/Complaints (DC)	DEL	SLO
DC 101

TrueCar shall have the ability to track USAA Member feedback that it receives regarding the Program and to promptly report any negative feedback to USAA. TrueCar agrees to fully cooperate with USAA on resolving any negative feedback that TrueCar or USAA receives about the Program.

*
DC 102	If TrueCar receives any report or complaint of suspicious activity reported by a USAA Member concerning the Sell Your Car service, all details will be provided to USAA as soon as possible.	*
DC 103	TrueCar shall retain listing information, identifiable by USAA Number for at least a one year period after the listing is posted.	*

REQ #		8. Product Marketing Requirements (PM)	DEL	SLO
PM 101		TrueCar shall provide the capability for buyer to apply for USAA loans, USAA insurance, USAA extended vehicle protection, and get carfax on USAA Member’s posting.	*
PM 101.1

TrueCar shall provide offerings at the Sell confirmation page to include: links for USAA Auto Loan (dynamic profiling), USAA Auto Insurance, and USAA Extended Vehicle Protection, and applicable Manufacturer Incentives. All such content shall be reviewed and mutually agreed upon by both USAA and TrueCar.

*

REQ #	9. Sell Service Requirements (SS)	DEL	SLO
SS 101	TrueCar shall provide access to the Sell Your Call function on TrueCar’s main page.	*
SS 102	TrueCar shall provide a tab to specify the sell service on the USAA Auto Program site, navigation.	*
SS 103	TrueCar shall create a landing page for the sell service on the USAA Auto Program site.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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REQ #	Requirement	DEL	SLO
SS 104	When applicable, TrueCar shall provide a location on the site where the buyer can view the vehicles where they contacted the seller regarding the vehicle posting.	*

REQ #		10. Reporting (RP)	DEL	SLO
RE 101		TrueCar shall track number of vehicles posted to sell service site by day, week, and month.	*
	RE 101.1	Vehicles posted report shall include: USAA number, date posted, year, make, model, and price.	*
RE 102		TrueCar shall provide the number of email contacts submitted from buyer to seller initiated from the used car details page.	*
	RE 102.1	Email contact report shall include: daily, weekly, monthly contacts submitted to seller.	*
RE 103		TrueCar shall track daily visits to private sell site to include: starting from sell your car landing page through submission page.	*
RE 104		TrueCar shall track daily visits to public sell site (TC sell landing page).	*
RE 105		TrueCar shall track daily visits to prospect sell site (TC sell landing page).	*
RE 106		TrueCar shall track number of USAA Member owned vehicles viewed within the Used Car Site for public, prospect, and private.	*

REQ #		11. USAA Member Activity Across Channels Requirements (MA)	DEL	SLO
MA 101		TrueCar shall provide a Business Process History (BPH) record to be logged when the USAA Member starts the Sell Your Car flow.	*
MA 102		TrueCar shall provide a BPH record to be logged when the USAA Member completes the Sell Your Car flow	*
	MA 102.1	A BPH record will be logged when the USAA Member edits the listing.	*
	MA 102.2	A BPH record will be logged when the USAA Member deletes the listing.	*
MA 103		TrueCar shall log BPH records according to the web service interface document provided by USAA.	*

REQ #		12. Web Page Requirements (WP)	DEL	SLO
WP 101		TrueCar shall ensure that all TrueCar pages will be tagged so that Sell Your Car activity can be tracked unless USAA Member opts out.	*
	WP 101.1	TrueCar will ensure that all TrueCar pages will have beacons.	*
	WP 101.2	TrueCar will ensure that all modal pop-ups on the TrueCar pages are tagged.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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REQ #		Requirement	DEL	SLO
	WP 101.3	TrueCar will ensure that all Tabs on the TrueCar pages are tagged.	*
WP 102		USAA will provide TrueCar with the necessary java script for the beacons, which TrueCar needs to embed into all its pages and page components.	*
WP 103		TrueCar shall embed the JavaScript into any new USAA-TrueCar pages that will be developed in the future.	*
WP 104		TrueCar shall ensure all the USAA Auto Program site pages conform to existing USAA guidelines.	*

REQ #	13. General Technical Requirements (TR)	DEL	SLO
TR 101

Supplier shall notify USAA designated contacts via email within ninety (90) days of any expiring security certificates to allow USAA to make any necessary IT changes in support of Supplier’s change. Any updates/changes done to existing security certificate should be communicated to USAA prior to such update to avoid interruption of service.

*

REQ #	14. Website (WE)	DEL	SLO
WE 101

TrucCar website shall be fully functional with the following browsers:

1. Internet Explorer® 7 or higher
2. Firefox® 5 or higher
3. Chrome® 15 or higher
4. Safari® 4 or higher

Functionality shall degrade gracefully for other browsers where possible.

*

REQ #		15. System Performance (SP)	DEL	SLO
SP 102		TrueCar’s production systems shall perform in a responsive and effective manner as defined by the SLOs identified in the section below.	*
SP 102.1

TrueCar shall ensure that the average processing time for web page transactions meet the following criteria:
Web Pages, content: less than three (3) Seconds, Web Pages, transaction: less than ten (10) Seconds, 99.9% of the time for each online transaction submitted to the TrucCar’s website 24 hours per day, 365 days per year.

			*	*
	SP 102.2	TrueCar shall process the request for vehicle lists within four (4) seconds of receipt of the request from the USAA vehicle service.	*	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Requirement
REQ #	16. Website Security (WB)	DEL	SLO
WB 101

TrueCar shall have an industry recognized independent third- party perform a comprehensive penetration test and security evaluation of all websites prior to use and on a recurring basis no greater than every 12 months, The first occurrence shall be completed within 60 days of execution of this SOW. The penetration test and security evaluation shall include but not be limited to tests to detect vulnerabilities listed in the SANS Top-20 or its successor current at the time of the penetration test and security evaluation.

*
WB 102	All pages that store, access, display, or process Personally Identifiable Information Sensitive Information shall be secured (i.e. 256-bit SSL) to ensure Sensitive Information is protected.	*
WB 103	TrueCar shall provide the website automatically terminate the session and log off the user after a predetermined amount of time of inactivity as agreed upon by USAA.	*
WB 104

TrueCar shall provide logs not be stored on the same system that generated the logs, access to the logs shall be limited and logs shall be protected from tampering, unauthorized modifications, or access.

*
WB 105

TrueCar shall provide at minimum, quarterly reviews of logs and take immediate actions necessary to mitigate issues found.
Issues related to the creation or integrity of logs should be immediately addressed.

*
WB 106	Websites shall not use or store cookies that contain any Personally Identifiable Information Sensitive Information.	*
WB 107	Intentionally deleted.	*
WB 108	TrueCar shall provide website credentials be encrypted at rest using at minimum 256-bit encryption.	*
WB 109	TrueCar shall provide capability for users to be forced to authenticate after a session has been terminated either by logout or timeout.	*
WB 110	TrueCar shall provide all links on TrueCar site that take USAA Member back to USAA site must include a unique WA_REF parameter. WA_REF parameter requirements as provided by USAA.	*
WB 111	TrueCar shall provide all links from USAA site to TrueCar’s Sell Your Car site must include a unique referrer id parameter. Unique referrer id parameter requirements as provided by USAA.	*
WB 112	Ensure this effort complies with Information Security Exhibit to the Agreement.	*
WB 113

TrueCar shall ensure business transactions on TrueCar’s Sell Your Car site are capable of handling at least 100 concurrent users and a minimum of 10 requests per second during the first year of service,

*
WB 114	TrueCar shall ensure TrueCar’s Sell Your Car site is capable of scaling to handle an increase of 10 % per year in number of	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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REQ #	Requirement	DEL	SLO
executions/second in relation to concurrent users.
WB 115

TrueCar shall provide user session and request per second benchmarking data monthly upon request by USAA. The first occurrence shall be completed within 60 days of execution of this SOW. TrueCar shall produce and provide a performance improvement plan in any month where TrueCar fails to meet the performance requirement described in WB113 and WB114.

*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-12

AMENDMENT #12 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #12 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“AMENDMENT #12”), effective as of May 17, 2012 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION and USAA FEDERAL SAVINGS BANK a federally chartered savings association, with offices located at 10750 McDermott Freeway, San Antonio, Texas 78288, collectively known as (“USAA”).  All capitalized terms not otherwise defined in this Amendment 412 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, USAA desires that TrueCar enhance the used car experience (“Used Car Program”) on the USAA Auto Program in accordance with the terms of this Amendment #12.

NOW THEREFORE, the Parties agree as follows:

1.              Used Car Program Migration.  Within one day following the Amendment Effective Date (“Migration Date”), TrueCar will provide a new Used Car Program to replace the version of the Used Car Program existing prior to the Migration Date.  TrueCar will utilize a third party, Vast.com, Inc. (“Vast”) to provide technical web hosting services for the Used Car Program and USAA acknowledges and consents to TrueCar’s subcontracting of technical web hosting services to Vast.  The Parties agree that, beginning on the Migration Date, in addition to the service level objectives set forth in the Agreement, the service level objectives set forth in Exhibit A.1 (Service Level Objectives) will only apply to the Used Car Program. Any or all of the obligations set forth in Exhibits A.1, may be performed by TrueCar or Vast.  TrueCar shall be responsible for TrueCar and its subcontractor, Vast, performance in accordance with the terms of the Agreement and this Amendment.

2.              Dealer Network.  The Used Car Program will display used vehicles offered for sale solely by automotive dealers within the Dealer Network.

3.              Counterparts.  This Amendment #12 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronically.

4.              OFAC Compliance.  TrueCar is and shall remain in compliance with any and all laws and regulations promulgated or issued, and as amended from time to time, by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and any successor organization (“OFAC Regulations”). TrueCar, its owners, Employees and its representatives shall not provide any services to USAA in violation of such OFAC Regulations. TrueCar represents and warrants that no owners of TrueCar (including legal Entities) that hold, directly or indirectly, a 50% or greater interest in the TrueCar are blocked pursuant to any OFAC Regulations and/or appear on:

i.                  OFACs list of blocked persons pursuant to Executive Order or OFAC Regulations, as amended from time to time; or

ii.               OFAC’s list of Specially Designated Nationals (“SDNs”), as amended from time to time; or

iii.            other lists of prohibited or blocked persons maintained by OFAC amended from time to time.

USAA & TRUECAR CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.              Upon USAA’s written request not more than once per calendar year, TrueCar will update the Supplier Set Form located at https://content.usaa.com/mcontent/static_assets/Media/105421.pdf?cacheid=1681009598.

6.              Regulatory Governance. Services performed under this Agreement arc subject to review by any regulatory governing body with jurisdiction over USAA and/or its subsidiaries, to include without limitation the Office of Comptroller of the Currency (“OCC”) examination and oversight.  TrueCar agrees to cooperate fully with respect to such examination and oversight.

7.              Conflicts. In the event of any conflict between this Amendment #12 and the Agreement (including previous Amendments), this Amendment #12 shall control.

8.              Entire Agreement.  This Amendment #12 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matters herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  Except as explicitly set forth in this Amendment #12, the Agreement remains in full force and effect and otherwise unmodified.

9.              Security Agreement.  The Parties will work together to update the Information Security Exhibit in the Agreement to the mutual satisfaction of USAA and TrueCar.

[Signatures Follow on Next Page]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this Amendment #12 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC. (formerly Zag.com Inc.)

/s/ Jessica S. Hastings	/s/ David Pributsky
Signature	Signature

Jessica S. Hastings	David Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP STRATEGY & OPS USAA
Title	Title

USAA FEDERAL SAVINGS BANK

/s/ Jessica S. Hastings
Signature

Jessica S. Hastings
Printed Name

Contract Advisor, Procurement Services
Title

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

Exhibit A.1

Service Level Objectives

1.                                      Definitions

“Availability” is defined as the degree to which the Used Car Program is accessible.  Systems Availability is defined in the Agreement.

“Provider” shall mean any third party with access to Customer and l3mployee Data by, through or under TrueCar including sub-contractors and sub-subcontractors of whatever tier.

“Service Level Objectives” or “SLO” means the objectives relating to the quality of the Services and the Used Car Program as measured in this Exhibit.

2.                                      General

In the event that TrueCar uses the services of a third party to host, support or in any manner augment the Used Car Program, TrueCar shall ensure that the third party conforms to the requirements set forth in this agreement and the Specifications required in order to maintain these SLOs. The use of any Provider requires the prior written consent of USAA.

3.                                      Systems Availability, Reliability and Performance SLO

Full or partial TrueCar/third party Outages (to include any reduced functionality) shall be communicated to users of the Used Car Program by posting an outage banner on the Used Car Program website within fifteen (15) minutes of the Outage.

Incident and Outage end time shall be reasonably determined by USAA.

TrueCar shall provide monthly statistics on Used Car Program Availability to be delivered to USAA within twenty (20) days after the end of the calendar month.

4.                                      Availability and Reliability Measurement

Table 1 — Severity Level

Severity Level 1

Used Car Program is shutdown or unavailable or there are severe restrictions in the Used Car Program that prevent its productive use; a site Outage that affects all Members persistently, such as an inability to log in or to view all pages; a security risk; or similar reports from multiple users within a four (4) hour time frame that indicate a recurring problem of a significant system availability nature; a site outage that affects users intermittently; no feasible workaround available.

Severity Level 2

Production use of the Used Car Program is possible, but a workaround is unacceptable for more than a short period due to the frequency of the affected function’s usage and the criticality of the function.

Severity Level 3	Used Car Program is not impacted severely because an acceptable workaround exists that does not utilize any added USAA resources and/or the Problem is not severe.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

4.1                               In the event the Used Car Program fails to meet Systems Availability for more than three (3) consecutive months, USAA may elect to revert to the version of the Used Car Program in existence prior to the Migration Date (“Prior Used Program”) by providing TrueCar prior written notice thereof (“Reversion Notice”). TrueCar shall implement the Prior Used Program within two (2) business days following TrueCar’s receipt of the Reversion Notice. In addition, subject to TrueCar’s written notice to USAA (email acceptable) and subject further to USAA’s prior written consent (email acceptable), such consent not to be unreasonably withheld or delayed, TrueCar may revert to the Prior Used Program during the time when TrueCar is working towards a temporary Resolution in order to address any Production Problems set forth in the Agreement.

5.                                      Problem Management SLO

5.1                               Within five (5) days of Amendment Effective Date, TrueCar shall provide updated support contact information, phone number, pager number, email address etc. to be used for escalation of problems that occur.

6.                                      Capacity Planning

6.1                               TrueCar will participate in the creation of a mutually agreeable capacity planning strategy with respect to the Used Car Program on an annual basis.

6.2                               At USAA’s discretion, TrueCar shall participate in recurring capacity planning conference calls with USAA with respect to the Used Car Program to discuss capacity related performance issues, develop plans to remedy those issues and progress reporting to evaluate performance for both TrueCar and USAA production systems.

6.3                               TrueCar shall maintain capacity levels for the Used Car Program as mutually agreed upon in the foregoing capacity planning sessions. USAA shall provide four (4) weeks’ notice for any changes in its utilization of the Used Car Program which require additional capacity, including but not limited to, and as applicable, new usage of TrueCar APIs and promotional activity directing traffic to TrueCar powered sites.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-014

AMENDMENT #14 TO ZAG SERVICES & MAINTENANCE AGREEMENT

THIS AMENDMENT #14 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #14”), effective as of October 16, 2012 (“Amendment Effective Date”), modifies that ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between Zag.Com, Inc. whose name has been changed effective November 23, 2010 to TrueCar, Inc. and hereafter referred to as (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”). All capitalized terms not otherwise defined in this Amendment #14shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Parties desire to amend the Confidential Information provisions in the Agreement.

NOW THEREFORE, for the receipt of good and valuable consideration, the receipt of which is acknowledged by each party, the parties agree as follows:

1.              Article 10: Confidential Information is hereby amended by replacing existing Section 10.1 with the following new Section 10.1:

10.1 The Recipient may be given Access to the Disclosing Party’s Confidential Information and it hereby agrees that it shall at all times maintain the confidentiality of the Confidential Information, as further set forth in this Article 10.

2.              Section 10.6, Additional Restrictions on Customer Data, of Article 10 is hereby amended by adding the following new subsection 10.6.4:

10.6.4 USAA and its Affiliates (USAA and its Affiliates individually referred to as a “USAA Affiliate” below) may provide TrueCar with certain Customer Data for purposes of TrueCar’s provision of USAA Auto Program services and related marketing services to USAA and USAA Affiliates.

10.6.4.1 TrueCar shall establish reasonable policies and procedures designed to ensure that it uses USAA Affiliate information in accordance with the terms of the Agreement and this Amendment. Each USAA Affiliate may periodically evaluate compliance by TrueCar with the terms of this Amendment.

10.6.4.2  TrueCar acquires no ownership in a USAA Affiliate’s information and agrees not to access, use or disclose such information except as authorized in the Agreement and/or herein or as otherwise authorized in writing by the USAA Affiliate that owns the information.

10.6.4.3 Each USAA Affiliate authorizes TrueCar to use the following Customer Data it provides to TrueCar for the purposes stated below.

(a)         Website Experience. A USAA Affiliate may provide Customer Data to TrueCar for purposes of improving the website experience within the USAA Auto Program by limiting data re-entry and providing USAA Auto Program offerings that are applicable to the Member. Examples of such data include the following:

Data Element	Purpose/Use
Contact Information	To facilitate the Member’s ability to quickly submit his/her information to a dealer and to limit other areas for information reentry where necessary.

USAA & TRUECAR CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Eligibility Status	Certain vehicle, manufacturer and USAA product offerings are only available to eligible Members. This information enables only relevant offers to be posted.
VIN of Existing Vehicles

Members are provided with a list of his/her vehicles insured or financed with a USAA Affiliate to enable them to easily update vehicle related items (e.g., post vehicle for sale, odometer reading) or to compare to vehicles within the USAA Auto Program.

(b)         USAA Affiliate Product Integration and Marketing.  A USAA Affiliate may provide Customer Data to TrueCar for purposes of integrating USAA product offerings in the USAA Auto Program and to better target relevant, applicable and timely USAA product offerings and USAA Auto Program offerings to Members. Examples of such data include:

Data Element	Purpose/Use
Pre-approval Flag	Display a USAA Affiliate product notification to Members when configuring vehicles in the Car Buying Service.
Insurance Flag	Display USAA Affiliate product quotes to Members when configuring vehicles in the Car Buying Service.
Demographic information	Prioritize new and used vehicle displays based on vehicles the Member has owned previously.
Contact information	Provide the member with Car Buying Service dealership information along with applicable USAA products appropriate for members in the market for a new vehicle.

(c)          Reporting and Data Analytics. A USAA Affiliate may provide Customer Data to TrueCar for purposes of understanding Member interaction with the USAA Auto Program and the relation of USAA Auto Program leads and/or purchases to acquisition/utilization of USAA Affiliate products and to otherwise enable USAA and TrueCar to assess the success of the USAA Auto Program and related USAA marketing programs. This data shall include but not be limited to the following:

Data Element	Purpose/Use
Auto Loan Transaction Details	Identify if a USAA Affiliate auto loan was taken by a Member, auto sale and incentive confirmation, and who also used the USAA Auto Program.
Auto Insurance Transaction Details	Identify if an auto was added or substituted on a USAA Affiliate insurance policy, auto sale and incentive confirmation, and who also used the USAA Auto Program.

10.6.4.4 All Customer Data shall be used only for the USAA and USAA Auto Program purposes stated above and for no other purpose except as specifically authorized in writing by a USAA Affiliate. Other than the provision of contact information when specifically authorized by a Member through the USAA Auto Program, TrueCar shall not disclose any Customer Data received from a USAA Affiliate to the Dealer Network.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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When using Customer Data of one USAA Affiliate to make a marketing solicitation for another USAA Affiliate, TrueCar will exclude any consumer that USAA has flagged as needing to be excluded (based upon applicable affiliate opt out requirements in the Fair and Accurate Credit Transactions Act (“FACTA”)), subject to the limited exceptions below. At USAA’s direction, TrueCar may use Customer Data of one USAA Affiliate to make a marketing solicitation for another USAA Affiliate, as directed by a USAA Affiliate, and regardless of FACTA opt out status of the consumer, if

(a) the marketing solicitation is responsive to a communication initiated by the consumer; or

(b) the marketing solicitation is authorized or requested by the consumer; or

(c) the marketing solicitation is made on behalf of a USAA Affiliate with whom the consumer has a pre-existing business relationship, as defined by FACTA; or

(d) the marketing is directed to the general public with no selection of the particular individuals or households to receive the marketing solicitation; or

(e) the marketing solicitation is made on behalf of the USAA Affiliate whose information is used.

3.              Counterparts. This Amendment #14 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronically.

4.              Conflicts. In the event of any conflict between this Amendment #14 and the Agreement (including previous Amendments), this Amendment #I4 shall control.

5.              Entire Agreement. This Amendment #14 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matters herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set forth in this Amendment #14, the Agreement remains in full force and effect and otherwise unmodified.

IN WITNESS WHEREOF, this AMENDMENT #14 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

USAA: UNITED SERVICES AUTOMOBILE ASSOCIATION	TrueCar: TRUECAR, INC.

/s/ Jessica S. Hastings	/s/ Dave Pributsky
Signature	Signature

Jessica S. Hastings	Dave Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP, Partner Development
Title	Title

10/16/12	10/17/12

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-015

AMENDED AND RESTATED AMENDMENT #15 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDED AND RESTATED AMENDMENT #15 TO ZAG SERVICES & MAINTENANCE AGREEMENT (this “Amendment #15”), is effective and entered into as of November 12, 2012 (the “Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (the “Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between ZAG.COM, INC. (“ZAG”) whose name has been changed effective November 23, 2010 to TrueCar, Inc. and hereafter referred to as (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”). All capitalized terms not otherwise defined in this Amendment #15 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, under Amended and Restated Amendment 116, dated July 1, 2010, the Parties enabled USAA to promote to Members who are eligible for USAA’s property and casualty insurance products the Mercedes Benz USA, LLC (“Mercedes Benz”) incentive program (the “MB Program”), whereby such Members are provided with incentives in connection with the purchase of a Mercedes Benz vehicle.

WHEREAS, the Parties desire for the Smart vehicles distributed by Mercedes Benz’s subsidiary, Daimler Vehicle Innovations USA LLC (“Smart”) to be included in the MB Program (“Smart Supplement”).

NOW THEREFORE, the Parties agree as follows:

1.                                      Smart Supplement Incentive Program.  Beginning on the Amendment Effective Date and continuing unless terminated by either Party in accordance with Section 2 of this Amendment #15. USAA and TrueCar shall agree on marketing obligations as set forth on Attachment A to this Amendment #15 to promote the Smart Supplement. Beginning on the Amendment Effective Date, TrueCar shall pay USAA [***] for each vehicle sold through the USAA Auto Program as a result of the Smart Supplement, as evidenced by TrueCar and/or Smart, and where TrueCar collects an incentive fee for such sale from Smart (a “Smart Incentive Sale”). In conjunction with the Smart Supplement and upon receipt of a validation request from Smart, TrueCar is hereby authorized to validate toSmart with USAA Member name, city, state, ZIP code and email address if such USAA Members purchased a vehicle subject to the Smart Supplement; and such information shall be provided solely for the purpose of validating a Smart Incentive Sale. The USAA Member information provided by TrueCar to Smart shall not be used by Smart for the purpose of contacting, soliciting or otherwise interacting with any USAA Member for any other purpose.  The use of USAA Member information for the Smart Supplement by TrueCar and Dealers shall be subject to the terms and conditions of the Agreement. Unless stated otherwise in an amendment to the Agreement, all payments by TrueCar to USAA pursuant to this Amendment #15 shall be made

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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on a quarterly basis and within forty-five (45) days from the date TrueCar collects the fees from Smart.

2.                                      Termination. Either Party may terminate this Amendment #15 upon sixty (60) days advance written notice to the other Party. For the avoidance of doubt, the Agreement may not be terminated for any condition arising out of the services or other offers made available in connection with the Smart Supplement,

3.                                      Smart Supplement Additional Terms. The Smart Supplement shall be promoted by USAA in accordance with the specifications to be mutually agreed by the Parties as set forth in Attachment A and this Amendment #15. TrueCar is providing the Smart Supplement to USAA “as is” and makes no representations or warranties with regard to the Smart Supplement.  TrueCar shall not be responsible for Smart’s compliance with the terms and conditions of the Agreement or those Smart acts or omissions in the Smart Supplement.  Without limiting the effect of the foregoing and subject to the foregoing, TrueCar shall remain responsible for its obligations and responsibilities under the Agreement.

3.                                      Counterparts. This Amendment #15 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronic .pdf signature.

4.                                      Conflicts. In the event of any conflict between this Amendment #15 and the Agreement (including previous Amendments), this Amendment #15 shall control.

5.                                      Entire Agreement. This Amendment #15 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the matters contemplated herein and supersede any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  The terms of the Agreement are expressly incorporated herein. Except as explicitly set forth in this Amendment #15, the Agreement remains in full force and effect and otherwise unmodified.

[Signature Page Follows]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this AMENDMENT #15 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

USAA: UNITED SERVICES AUTOMOBILE ASSOCIATION	TrueCar: TRUECAR, INC.

/s/ Jessica S. Hastings	/s/ Dave Pributsky
Signature	Signature

Jessica S. Hastings	Dave Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP Partner Development
Title	Title

11/12/12	12/20/12

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Attachment A — USAA’s MB Program Marketing Obligations

To be mutually agreed by the Parties.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-000 USAA AMENDMENT CONTROL NUMBER: 1017633-016

AMENDMENT #16 TO ZAG SERVICES & MAINTENANCE

AGREEMENT

This AMENDMENT #16 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“AMENDMENT #16”), effective as of December 12, 2012 (“Amendment #16 Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION and USAA FEDERAL SAVINGS BANK a federally chartered savings association, with offices located at 10750 McDermott Freeway, San Antonio, Texas 78288 , collectively known as (“USAA”).  All capitalized terms not otherwise defined in this Amendment #16 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, USAA and TrueCar desire to update and replace the Information Security Requirements for the USAA Auto Program in accordance with the terms of this Amendment #16.

NOW THEREFORE, the Parties agree that Exhibit D (Security and Confidentiality) is hereby deleted in its entirety and replaced with the following:

EXHIBIT D

IT SECURITY REQUIREMENTS

1.              Definitions.

“Business Contact Information” is defined as name, job title, department name, company name, business telephone, business fax number, and business email address.

“De-identification” or “De-identified” is defined as removing, obscuring, masking, or obfuscating enough Personally Identifiable Information from a record to ensure that the remaining information does not identify an individual and there is no reasonable basis to believe that the information can be used to identify an individual.

“Extended Workforce” is defined as the affiliates and third-parties of TrueCar with access to Protected Information or Information Processing System(s) containing Protected Information by, through or under TrueCar including sub-contractors and sub-subcontractors of whatever tier.

“Information Processing System(s)” is defined as the individual and collective electronic, mechanical, and software components of TrueCar’s and TrueCar’s Extended Workforce’s operations that store, access, process or protect Protected Information.

“Information Security Event” is defined as any situation where there is reasonable belief or it has been confirmed that (i) Protected Information has been lost; is subject to unauthorized or inappropriate access, use, or misuse; the security, confidentiality, or integrity of such information is compromised; or (ii) the availability of an Information Processing System(s) is compromised by external attack.

“Personally Identifiable Information” or “PII” is defined as information which can be used to definitively identify an individual. For purposes of this definition, a USAA Member’s first and last name, mailing address, telephone number, zip code or email address, or a vehicle

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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identification number (“VIN”), on their/its own individually, will not be considered PII.  First and last name when combined with the complete mailing address is considered PII.

“Protected Information” is defined as USAA member, customer, employee, or contractor information, including their PII, or information about them whether the information is received from USAA or directly from the USAA member, customer, employee, or contractor including but not limited to name, address, social security number, phone number, account number (with or without password), credit card information or any such other information required to be protected or encrypted by local, state or federal law, regulation or statute.

“TrueCar Workforce” is defined as the TrueCar employees with access to Protected Information or Information Processing System(s) containing Protected Information.

2.              Security and Confidentiality.  Before receiving or continuing to receive Protected Information, TrueCar will implement and maintain an information security program designed to protect Information Processing System(s) and media containing Protected Information from internal and external security threats, and Protected Information from unauthorized disclosure.

3.              Security Policy.

a.              Formal Security Policy. TrueCar will have an information security policy that is approved by TrueCar’s management and is published and communicated to all TrueCar Workforce. TrueCar will ensure that its Extended Workforce has a similar policy and process.

b.              Security Policy Review. TrueCar will review the information security policy at planned intervals or if significant changes occur to ensure its continuing suitability, adequacy, and effectiveness. TrueCar will ensure that its Extended Workforce has a similar policy review process.

4.              Organizational Security.

a.              Storage or Access outside the United States. Prior to allowing storage of Protected Information at locations outside the United States or access to Protected Information or Information Processing System(s) containing Protected Information by parties outside the United States via remote access, release to the parties, or any other means, TrueCar will:

i.                  Submit a written request and receive consent from USAA for the storage/access.

ii.               Perform a risk assessment to identify and mitigate risks to Protected Information from this storage/access.

iii.            Impose the same requirements on its Extended Workforce and will remain fully responsible for its Extended Workforce’s compliance.

b.              Access Reporting. Upon USAA’s written request (not to exceed twice per year), TrueCar will provide USAA a report identifying (a) the location (i.e., city, state and country) where any Protected Information is stored, accessed or processed, and (b) the number of individuals that have access to Protected Information at each such location. The report as set forth at https://content.usaa.com/mcontent/static_assets/Media/105416.pdf as amended from time to time, will be emailed to Corp_Info_Security@usaa.com.

c.               Security Requirement Persistence. TrueCar will include as part of its agreements with its Extended Workforce all requirements contained in this Exhibit and make this a requirement for all subsequent parties having access to Protected Information or Information Processing System(s) containing Protected Information.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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d.              Materiality of Organizational Security. TrueCar agrees that the requirements listed under Organizational Security are material to the Agreement and any uncured breach of these requirements will entitle USAA to terminate the Agreement for material breach.

5.              Asset Management.

a.              Asset Inventory. TrueCar will maintain an inventory containing at a minimum all Information Processing System(s) and media containing Protected Information.

b.              Acceptable Use. TrueCar will maintain guidance on the acceptable use of information and assets which is approved by TrueCar’s management and is published and communicated to all TrueCar Workforce.

c.               Portable Devices. Protected Information, with the exception of Business Contact Information, may not be stored on portable devices including, but not limited to, laptops, Personal Digital Assistants, MP3 devices, and USB devices.

d.              Personally-Owned Equipment. Protected Information, with the exception of Business Contact Information, may not be stored on personally owned equipment.

6.              Human Resources Security.

a.              Security Awareness Training. Prior to receiving access to Protected Information, TrueCar will ensure that TrueCar Workforce receives security awareness training appropriate to their job function and recurring security awareness training at planned intervals and as required to mitigate significant changes to information security risk.

b.              Removal of Access Rights. The access rights of all TrueCar Workforce with access to Information Processing System(s) or media containing Protected Information will be removed immediately upon termination of their employment, contract or agreement, or adjusted upon change of job function.

7.              Physical and Environmental Security.

a.              Secure Areas. TrueCar will use commercially reasonably efforts to protect or cause to be protected all areas, including loading docks, holding areas, telecommunications areas, cabling areas and off-site areas that contain Information Processing System(s) or media containing Protected Information by the use of appropriate security controls to include, but not limited to:

i.                  Access will be controlled by use of a defined security perimeter, appropriate security barriers, entry controls and authentication controls as determined by the TrueCar’s security risk assessment. A record of all accesses will be securely maintained for a minimum of 90 days.

ii.               All personnel will be required to wear some form of visible identification to identify them as employees, contractors, visitors, et cetera. (Note - Personal recognition of employees if possible is also acceptable.)

iii.            Visitors to highly sensitive areas such as data centers will be supervised, or cleared via an appropriate background check for non-escorted access. Date and time of entry and departure will be recorded and kept for a minimum of 90 days.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.              Communications and Operations Management.

a.              Protections against Malicious Code. TrueCar will use detection, prevention, and recovery controls to protect against malicious software and will train TrueCar Workforce on the prevention and detection of malicious software.

b.              Back-ups. TrueCar will perform appropriate back-ups of Information Processing System(s) and media containing Protected Information as required to protect the confidentiality and integrity of Protected Information.

c.               Media Handling. TrueCar will control media containing Protected Information to protect against unauthorized access or misuse.

d.              Media and Information Disposal. TrueCar will securely dispose of media (including but not limited to paper, disks, CDs, DVDs, optical disks, USB devices, hard drives) containing Protected Information by the maintenance of procedures to include, but not limited to:

i.                  Disposal of media containing Protected Information so that it is rendered unreadable or undecipherable, such as by burning, shredding, pulverizing or overwriting.

ii.               Maintenance of a disposal log that is secured and that provides an audit trail of disposal activities. The log will be kept for a minimum of 90 days.

iii.            Purge of Protected Information from all TrueCar’s physical storage mediums (filing cabinets, drawers, et cetera.) and Information Processing System(s) within thirty (30) days of the latest occurrence of the following: upon expiration or termination of this Agreement; upon the completion of TrueCar’s performance obligations under the Agreement; when no longer required by law or court order; or the reasonable destruction date specified in the TrueCar’s documented record retention schedule. Upon USAA’s written request, TrueCar will then provide a Certificate of Destruction to USAA certifying that all Protected Information was purged within ten (10) business days following the purge. Data that TrueCar is required to maintain for regulatory, legal or accounting purposes will be exempt from this requirement.

e.               Exchange of Information. To protect the confidentiality and integrity of Protected Information in transit, TrueCar will:

i.                  TrueCar will perform an inventory and risk assessment of all data exchange channels (including but not limited to FTP, HTTP, HTTPS, SMTP, modem, and fax) at a minimum for those data exchange channels used to transmit Protected Information in order to identify and mitigate risks to Protected Information from the use of these channels.

ii.               Use appropriate security controls and agreed upon data exchange channels when exchanging Protected Information.

iii.            Use industry standard enhanced security measures (at a minimum 256-bit AES or an equivalent strength protocol for symmetric encryption and at a minimum 2048-bit RSA or an equivalent strength protocol for asymmetric encryption) to encrypt Protected Information transmitted via open networks including but not limited to the Internet and wireless. USAA acknowledges and agrees that when a USAA customer requests to be contacted by a Dealer, TrueCar may communicate Protected Information limited to contact information in a plaintext, unencrypted format.

iv.           Prohibit the use of web tracking technologies including but not limited to web beacons, web bugs, invisible GIFs, persistent cookies, from being used to gather information about USAA customers or members, or workforce members except as necessary for TrueCar to perform its obligations under this Agreement, or to maintain

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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and/or improve the operation of the website(s) and the services provided in connection with such website(s).

f.                Monitoring. To protect against unauthorized access or misuse of Protected Information, TrueCar will:

i.                  Employ security controls and tools to monitor Information Processing System(s) for unusual or suspicious activities, exceptions, and Information Security Events.

ii.               Protect logging functions and log information against tampering and unauthorized access and keep critical logs for a minimum of 90 days.

iii.            Perform at minimum, monthly reviews of access logs and take immediate actions necessary to mitigate issues found.

iv.           At USAA’s written request, make redacted logs available to USAA to assist in security investigations.

v.              Synchronize the clocks of all relevant Information Processing System(s) using a national or international time source.

9.              Access Control.

a.              User Access Management. To protect against unauthorized access or misuse of Protected Information TrueCar will:

i.                  Employ user access and authentication controls to manage user access and authentication to Information Processing System(s).

ii.               Perform recurring reviews of users’ access and access rights to ensure that they are appropriate for the users’ role.

b.              User Responsibilities. To protect against unauthorized access or misuse of Protected Information, TrueCar will:

i.                  Use appropriate controls to protect unattended Information Processing System(s) from access and use by unauthorized individuals.

ii.               Use appropriate controls to protect Protected Information contained in work areas, including but not limited to paper and on display screens from unauthorized access.

c.               Network Access Control. Access to internal, external, and public network services that allow access to Information Processing System(s) will be controlled. In order to mitigate the risk of unauthorized access, TRUECAR will:

i.                  Tightly control access to physical and logical diagnostic and configuration ports.

d.              Operating System Access Control. To protect against unauthorized access or misuse of Protected Information, TrueCar will:

i.                  Control access to operating systems by use of a secure log-on procedure.

ii.               Use unique identifiers (e.g., user IDs) to uniquely identify Information Processing System users.

iii.            Monitor and control access to utility programs that are capable of overriding system and application controls.

iv.           When technically possible and reasonable, shut down inactive sessions after a defined period of time.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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v.              When technically possible and reasonable, employ restrictions on connection times to high risk applications.

e.               Mobile Computing and Remote Working. To protect Protected Information from the risks inherent in mobile computing and remote working, TrueCar will:

i.                  Perform a risk assessment which at a minimum identifies and mitigates risks to Protected Information from mobile computing and remote working.

ii.               Maintain a policy and procedures for managing mobile computing and remote working.

iii.            Use security controls to manage authentication of mobile and remote users.

f.                Internet Facing Services Access Controls. To protect Protected Information from the risks inherent in being stored, accessed, or processed on Internet facing services, TrueCar will:

i.                  Use single sign-on authentication for all Internet facing services that store, access, or process Protected Information and are accessed by USAA customers, members, or workforce members directly from USAA domains.

ii.               If USAA and TrueCar mutually agree that single sign-on authentication should not be used to authenticate USAA employees or workforce members connecting to TrueCar Internet facing services that store, access, or process Protected Information, TrueCar will use IP address filtering at the firewall to prohibit these connections from domains other than USAA domains.

10.       Information Systems Acquisition, Development and Maintenance.

a.              Security of System Files. To protect Information Processing System(s) and system files containing Protected Information, TrueCar will restrict access to source code to authorized users who have a direct need to know.

b.              Security in Development and Support Processes. To protect Information Processing System(s) and system files containing Protected Information, TrueCar will:

i.                  Use a formal change control process to implement Information Processing System(s) changes to minimize the risk of system changes.

ii.               Use security controls to minimize information leakage.

iii.            Perform quality control and security management oversight of outsourced software development.

11.       Information Security Incident Management.

a.              Reporting Information Security Events and Weaknesses. To protect Information Processing System(s) and system files containing Protected Information, TrueCar will:

i.                  Maintain a process to ensure that Information Security Events are reported through appropriate management channels as quickly as possible. TrueCar will ensure that its Extended Workforce has a similar process.

ii.               Perform initial and recurring training of all TrueCar Workforce on how to report any observed or suspected Information Security Event. TrueCar will ensure that its Extended Workforce has a similar training process.

iii.            Notify USAA by email (data_security_incident@usaa.com) or by phone (210-456-4734) within 8 hours of all Information Security Events.  Following any

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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such event, TrueCar will promptly notify USAA whether or not Protected Information was compromised or released to unauthorized parties, the Protected Information affected and the details of the event.

12.       Business Continuity Management.

a.              Business Continuity Management Program. In order to protect the confidentiality and integrity of Protected Information, TrueCar will:

i.                  Ensure that any business continuity program used maintains security controls that meet or exceed the requirements of this Exhibit, and are maintained in test and actual business continuity scenarios.

ii.               Update and test Business Continuity Plans at planned intervals and as required to mitigate significant changes to information security risk.

13.       Security Assessments.

a.              Initial and Recurring Security Assessments. One (1) time each year throughout the Term of the Agreement, TrueCar will permit USAA representatives to perform an on-site assessment of the physical and logical security controls used at TrueCar’s data processing and business facilities. Assessments will be performed during regular business hours, at a date and time agreed to by both parties, will not require on-line access to Information Processing System(s).

b.              Security Assessments Following Information Security Events. Following the occurrence of an Information Security Event, TrueCar will permit USAA representatives to perform an on-site assessment of the physical and logical security controls used at TrueCar’s data processing and business facilities in order to assess the impact of the event even if an assessment has been completed within the year.

c.               Security Assessment Findings. Upon completion of an assessment, USAA will provide TrueCar with an assessment completion letter that details USAA’s findings.  These findings may identify critical security deficiencies identified as “Mandatory” that require immediate correction before USAA can release, or continue to release, Protected Information to TrueCar. TrueCar will implement and continue to maintain all mutually agreed upon “Mandatory” security findings during the Term. If mutual agreement to “Mandatory” security findings cannot be reached, then these issues may be escalated using the dispute resolution provisions within this Agreement.

d.              Security Scans of Information Processing System(s). TrueCar will scan internal and external facing Information Processing System(s) with applicable industry standard security vulnerability scanning software (including, but not limited to, network, server, application and database scanning tools) at a minimum twice per year and will perform appropriate mitigations to address issues identified.

e.               Penetration Tests and Security Evaluations of Websites. TrueCar will have an industry recognized independent third-party perform a comprehensive penetration test and security evaluation of all websites used to store, access, or process Protected Information prior to use and on a recurring basis no greater than every 13 months. The penetration test and security evaluation will include but not be limited to tests to detect vulnerabilities listed in the SANS Top Cyber Security Risks or its successor current at the time of the penetration test and security evaluation. TrueCar will perform appropriate mitigations to address issues identified and will provide a summary of the penetration test and security evaluation to USAA.

f.                USAA Performance Evaluator. USAA will designate a USAA Performance Evaluator to be available to TrueCar to act as a Point-of-Contact for any questions regarding the

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

interpretation of the provisions of this Amendment (“Security Contact”).  USAA will provide TrueCar with the Performance Evaluator’s current contact information and provide updates to TrueCar in the event that the Performance Evaluator or the Performance Evaluator’s contact information is changed.

14.       De-identification of Protected Information Used in Non-Production Environments. TrueCar will perform De-identification of all Protected Information prior to storing, accessing, or processing the information in environments other than the TrueCar’s or TrueCar’s Extended Workforces’ production environments.

a.              Exclusions to De-identification Requirement.

i.                  De-identification is not required if the security controls used in the environment are equivalent to the security controls used in the production environment and the security controls used meet or exceed the requirements of this Exhibit.

ii.               De-identification is not required if De-identification would interfere with the resolution of a current production failure. De-identification should be performed to the extent possible and the Protected Information that has not been De-identified should be removed from the non-production environment as soon as the failure has been resolved.

iii.            De-identification is not required if De-identification would interfere with an atypical, short-term, non-production activity (e.g., near-production final testing) where De-identification would distort the results of the activity. De-identification should be performed to the extent possible and the Protected Information that has not been De-identified should be removed from the non-production environment as soon as the activity has been completed.

iv.           If USAA Personally Identifiable Information is required to be used in Nonproduction Environments and the requirement does not meet one of the exceptions listed above, TrueCar will obtain written permission from USAA (email acceptable) prior to the use.

15.          Counterparts. This Amendment #16 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronically.

16.          Compliance with Laws. In providing the Used Car Program, TrueCar agrees that it will and will use commercially reasonable efforts to have its applicable subcontractor(s) comply with all applicable federal, state and local laws, and judicial decisions, including but not limited to State laws and governmental regulations governing the marketing of vehicles and State auto broker and dealer franchise laws and regulations, to the extent applicable.

OFAC Compliance. TrueCar is and shall remain in compliance with any and all applicable laws and regulations promulgated or issued, and as amended from time to time, by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and any successor organization (“OFAC Regulations”).  TrueCar shall not knowingly provide any services to USAA in violation of such OFAC Regulations. TrueCar represents and warrants that no owners of TrueCar (including legal Entities) that hold, directly or indirectly, a 50% or greater interest in the TrueCar are blocked pursuant to any OFAC Regulations and/or appear on:

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

i.                                          OFAC’s list of blocked persons pursuant to Executive Order or OFAC Regulations, as amended from time to time; or

ii.             OFAC’s list of Specially Designated Nationals (“SDNs”), as amended from time to time; or

iii.            other lists of prohibited or blocked persons maintained by OFAC amended from time to time.

TrueCar represents and warrants, on a continuing basis, that all information previously provided to USAA on June 20, 2012 on the Supplier Identification, Representation, and compliance Certification is accurate, complete and current.

Regulatory Governance. Services performed under this Agreement are subject to review by any regulatory governing body with jurisdiction over USAA and/or its subsidiaries, to include without limitation the Office of Comptroller of the Currency (“OCC”) examination and oversight. TrueCar agrees to cooperate fully with respect to such examination and oversight.

17.          Conflicts. In the event of any conflict between this Amendment #16 and the Agreement (including previous Amendments), this Amendment #16 shall control.

18.          Entire Agreement. This Amendment #16 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matters herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set forth in this Amendment #16, the Agreement remains in full force and effect and otherwise unmodified.

[Signatures Follow on Next Page]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

IN WITNESS WHEREOF, this Amendment #16 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC. (formerly Zag.com Inc.)

/s/ Jessica S. Hastings	/s/ David Pributsky
Signature	Signature

Jessica S. Hastings	David Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP, Partner Development
Title	Title

12/13/12

USAA FEDERAL SAVINGS BANK

/s/ Jessica S. Hastings
Signature

Jessica S. Hastings
Printed Name

Contract Advisor, Procurement Services
Title

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-000
USAA AMENDMENT CONTROL NUMBER: 1017633-17

AMENDMENT #17 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #17 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #17”), effective as of May 17, 2012 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”),UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”), and USAA Federal Savings Bank (“USAA Bank”).  All capitalized terms not otherwise defined in this Amendment #17 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for TrueCar to provide sell functionality to USAA Members in accordance with this Amendment #17 and subject to certain terms and conditions as set forth below.

1.                                      Sell Your Car.  On December 14, 2012 (“Implementation Date”), TrueCar will provide Sell Your Car functionality to USAA Members in accordance with Exhibit A, attached hereto.  The Parties agree that, in addition to the requirements and the service level objectives set forth in the Agreement, the transition plan set forth in Exhibit B will only apply to the Sell Your Car functionality during, the Pilot Program (the Pilot Program period will be 0-Ritually agreed to by Parties but in no event will the Pilot Program extend longer than one (1) year from the Amendment Effective Date).  Following the Pilot Program term or breach of Exhibit B, Exhibit 13 or is hereby deleted and the Agreement will control.

2.                                      Counterparts.  This Amendment #17 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or exchanged via PDF.

3.                                      Conflicts.  In the event of any conflict between this Amendment #17 and the Agreement (including previous Amendments), this Amendment #17 shall control.

4.                                      Entire Agreement.  This Amendment #17 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject ‘natter hereof Except as explicitly set forth in this Amendment #17, the Agreement remains in full force and effect and otherwise unmodified.

[Signatures Follow on Next Page]

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

IN WITNESS WHEREOF, this Amendment #17 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC. (formerly Zag.com Inc.)

/s/ Jessica S. Hastings	/s/ David Pributsky
Signature	Signature

Jessica S. Hastings	David Pributsky
Printed Name	Printed Name

Contract Advisor Procurement Services	VP, Partner Development
Title	Title

USAA FEDERAL SAVINGS BANK

/s/ Jessica S. Hastings
Signature

Jessica S. Hastings
Printed Name

Contract Advisor Procurement Services
Title

Authorized Signatory

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

EXHIBIT A

Statement of Work

1.                                      Definitions.

“Active Auto” means a USAA Member has an existing USAA insurance auto policy, auto loan and/or Extended Vehicle Protection product.

“Availability” is the degree to which TrueCar’s Systems are accessible by Customers, representatives, or systems for the purpose of using the business and technical services provided by TrueCar to USAA FSB under this Agreement.  It is computed as one (1) less the ratio of: (i) total time period of Outages within Measurement Period over; (ii) total time in Measurement Period.

“Call Handling Accuracy” means the number of calls Handled error-free divided by the total number of calls received.

“Dealer” means a dealership of the TrueCar Certified Dealer program, powered by TrueCar.

“Executive Escalation Rate” means the number of Complaints escalated for executive resolution divided by the total number or calls received.

“General Escalation Rate” is the number of calls escalated for resolution divided by the total number of calls received.

“Maintenance” means any events where changes are made to Critical Systems, whether planned or unplanned, that are necessary to meet the delivery or Program.

“USAA Member” means a USAA Member, registered on .com, to view Car Buying Services listings.

“Sell Your Car” means functionality as described in this Exhibit.

“The Agency” is referred as the USAA third party insurance provider.

2.                                      TrueCar Responsibilities, Tasks and Requirements.

TrueCar shall perform the following tasks in accordance with the specific requirements listed (collectively the “Tasks and Requirements”).  TrueCar agrees to work to the requirements and shall be responsible for meeting deliverables and achieving SLOs as may be detailed within each requirement.  Asterisks in the column heading “DEL” indicate that requirement is a deliverable under this SOW.  Asterisks in the column heading “SLO” indicate that the requirement is a Service Level Objective.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

Requirements
REQ #	1. General (GE)	DEL	SLO
GE 101	TrueCar shall provide the ability for USAA Members to sell their vehicle to other USAA Members or to a Dealer where available.	*
GE 102	TrueCar shall provide USA A Member the ability to sell their vehicle to a Dealer in USAA agreed to pilot geographical locations.	*
GE 103	TrueCar shall provide the sell to Dealer experience and will be hosted by TrueCar.	*
GE 104	TrueCar shall require USAA Members to “log in” or “join” to list their vehicle for sell to a Dealer.	*

REQ #	2. Select Vehicle List (VL)	DEL	SLO
VL 101	TrueCar shall provide the ability for USAA Members to select from USAA known vehicles (as provided by USAA) or enter a VIN to select a vehicle to sell to the Dealer.	*
VL 102	TrueCar shall provide the USAA Member information on the steps for selling a vehicle to a Dealer.	*

REQ #	3. Listing a Vehicle for Sell (VS)	DEL	SLO
VS 101	TrueCar shall provide the ability for USAA Members to select whom they want to sell their vehicle to from one of the following: 1. Dealer 2. USAA Member 3. both	*
VS 102	TrueCar shall provide the ability for the USAA Member to provide vehicle details on the vehicle listed for sell.	*
VS 103	TrueCar shall provide the USAA Member the ability to determine the vehicle asking price with assistance from the TrueCar Clear Book tool or other market index when vehicle pricing data is available.	*
VS 104	TrueCar shall provide the ability for the USAA Member to enter their asking price for their vehicle they are selling.	*
VS 105	TrueCar shall provide the ability for the USAA Member to edit vehicle information prior to submitting vehicle for sell	*
VS 106	TrueCar shall provide the ability for the USAA Member to submit their vehicle for sell to other USAA Members.	*
VS 107	TrueCar shall provide the ability for the USAA Member to save their information through each page and each step of the information entry process.	*
VS 108	TrueCar shall provide the ability for the USAA Member to re-enter the listing of a vehicle when the USAA Member has saved the listing.	*
VS 109	TrueCar shall provide the USAA Member a confirmation of the submitted listing with messaging providing nest steps.	*
VS 110	When a USAA Member has selected to list a vehicle for both Dealer and USAA Member offers, TrueCar shall provide the ability when the vehicle has been sold to remove the listing.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

VS 111

When deleting a vehicle listing, TrueCar shall provide the USAA Member the capability to select reasons for removing vehicle. Reasons will include:

•                  Sold my vehicle to a USAA Member through the USAA Car Buying Service

•                  Sold or traded-in my vehicle to a Certified Dealer through the USAA Car Buying Service

•                  Sold or traded-in my vehicle using another service

•                  Chose to keep my vehicle after all.

•                  Chose to do something other than to sell, trade-in or keep my vehicle — Other (e.g., donated it to charity, gave it to another family member, etc.)

*
VS 112	TrueCar shall allow USAA Members to upload a mutually agreeable number of minimum and maximum amounts of vehicle photos.	*
VS 113	TrueCar shall provide the ability for the USAA Member to modify the defaulted email address.	*

REQ #		4. Dealer Listing (DL)	DEL	SLO
DL 101		When a USAA member has selected to list their vehicle for sell to a Dealer or both, TrueCar shall provide additional messaging on the confirmation screen for next steps for Dealer offer process.	*
DL 102		TrueCar shall provide the ability for the Dealer offer to he valid for a mutually agreed upon period of time, starting from the time the Dealer submits the offer.	*
DL 103		TrueCar shall provide a USAA Member who has received a Dealer offer a time stamp for how long the offer is still available.	*
	DL 103.1	All USAA Members who use Sell Your Car shall receive an offer from a Dealer.
DL 104		When a Dealer has elected to make an offer on a vehicle TrueCar shall provide the USAA Member the ability to review the offer.	*
DL 105		When a Dealer has elected to make an offer on a vehicle TrueCar shall provide the USAA Member the ability to set an appointment.	*
	DL 105.1	TrueCar will explore capabilities for USAA Members to create online appointment capabilities.	*
DL 106		TrueCar shall provide the USAA Member the ability to print a Dealer offer certificate.	*
DL 107		TrueCar shall provide the ability for a USAA Member to provide information that vehicle was sold to a Dealer.	*
DL 108		TrueCar shall provide the ability for USAA Member to provide feedback.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

REQ #	5. USAA Products Offers (UP)	DEL	SLO
UP 101	TrueCar shall market USAA products as indicated in section 8. Product Marketing Requirements in Amendment #11 to ZAG Services & Maintenance Agreement.	*

REQ #	6. USAA Member Activity Across Channels (MA)	DEL	SLO
MA 101	TrueCar shall provide a BPH record to be logged when a USAA Member selects to submit a buyer inquiry to another USAA Member who has an active private seller listing in the USAA Car Buying Service.	*
MA 102	TrueCar shall log BPH records according to the web service interlace document provided USAA.	*

REQ #	7. Reporting (RP)	DEL	SLO
RP 101	TrueCar shall provide the ability to determine how many USAA Members select to sell their vehicle to a Dealer.	*
RP 102	TrueCar shall provide the ability to determine how many USAA Members select to sell their vehicle to a USAA Member.	*
RP 103	TrueCar shall provide the ability to determine how many USAA Members select to sell their vehicle to both a USAA Member and a Dealer.	*
RP 104	TrueCar shall provide the ability to determine how many vehicles are sold to a Dealer.	*
RP 105	TrueCar shall provide the ability to report how many calls the True Car call center handles through designated USAA 1800#s.	*
RP 106	TrueCar shall provide the ability to report how many complaint calls are handled for the sell to Dealer service.	*
RP 107	TrueCar shall provide the ability to report how many USAA Members decide not to sell their vehicle to a Dealer alter visiting the Dealer.	*
RP 108	TrueCar shall provide the ability to determine how many USAA Members do not take their vehicle to a Dealer after they have arranged an appointment.	*
RP 109	TrueCar shall provide the ability to determine how many USAA Members did not receive an offer.	*
RP 110	TrueCar shall provide the ability to determine the USAA Member feedback on the experience when they have listed a vehicle to be sold to a Dealer.	*
RP 111	TrueCar shall provide the ability to determine how many USAA Members sell a vehicle to a Dealer through the process.	*
RP 112

If available, TrueCar shall provide the ability to report how many Members sell a vehicle to a Dealer through the USAA sell to Dealer process, then purchase a vehicle from the same dealership and submit a USAA CBS referral.

*
RP 113	Provide the ability to report Monthly unique visitors - Private (Sell/Dealer landing page).	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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RP 114	Provide the ability to report Monthly unique visitors - Public (Sell/Dealer landing page).	*
RP 115	Provide the ability to report USAA Member vehicles posted for sale (both counts and USAA Member numbers).	*
RP 116	Provide the ability to report Total email bids for USAA Members submitting bids for other USAA Member vehicles (both counts and USAA Member numbers).	*
RP 117	Provide the ability to report counts and actual offers for USAA Members who requested a Dealer offer on their vehicle (both counts and member numbers).	*
RP 118	Provide the ability to report a list of USAA Members who requested a trade-in and did not receive a response from a Dealer (counts and member numbers).	*
RP 119	Provide the ability to report a list of USAA Members who successfully sold their vehicle to a Dealer (counts and member numbers).	*
RP 120	Provide the ability to report USAA member vehicles viewed within the used car search: • Private views • Public views	*

8. Call Center Business Tasks and Requirements
REQ #		1. General	DEL	SLO
CC 101

TrueCar shall handle sell to Dealer process questions and USAA Member escalations from USAA MSRS and USAA Members via the phone and email channels in accordance with the following hours of operation:

During the Pilot Period Term USAA MSR Phone Support

M-F 8:00AM — 9:00PM CST

Sat 8:00AM — 6:00PM CST

Excluding New Year’s Day, Thanksgiving Day and Christmas Day.

Following the Pilot Period Term the Parties will evaluate and mutually agree on any Phone Support hours of operation changes.

Interactive Voice Response support with ability to leave a voicemail available 24x7 365 days

*
	CC 101.1	Supplier’s representatives shall only handle one phone or email inquiry at a time regardless of channel.	*
CC 102		TrueCar shall have the capability, to conduct customer surveys of USAA Members.	*
CC 103		TrueCar shall obtain advance written approval from USAA for any TrueCar-initiated surveys of USAA Members or for any changes to existing surveys.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

CC 104		TrueCar shall provide 1-800 numbers for USAA Member to use.	*
CC 105

TrueCar technical infrastructure shall support an overall Systems Availability of ninety-nine and nine tenths percent (99.9%) for Call Center Services during the Hours of Operation required to Service USAA work, excluding Scheduled Maintenance. Scheduled Maintenance shall be coordinated during low call volume times and be approved by USAA.

*
CC 105.1

In the case of any interruptions of call center operations which impact the ability for USAA Members to contact the call center, TrueCar shall call USAA Availability Command Center at 800-305-2599 within fifteen (15) minutes of occurrence.

*
CC 106		TrueCar will routinely monitor its employees to ensure accurate and courteous customer service and will allow USAA to participate in such monitoring to the extent allowed by law.	*
	CC 106.1	TrueCar shall provide its call quality program to ensure USAA Members are provided accurate and courteous customer service.	*
CC 107		TrueCar shall develop a call center script for the sell to Dealer calls. TrueCar shall provide USAA the ability to update the scripting on an as-needed basis as agreed upon between TrueCar and USAA.

2. Call Processing
CC 201

TrueCar shall ensure the appropriate staffing levels; facilities capacity and infrastructure capacity are in place to perform all Services in accordance with the Service Level Objectives contained within this Agreement.

*
CC 202	TrueCar shall answer 80% of all calls within 30 seconds with a live voice.	*	*
CC 203	TrueCar shall provide an Abandon Rate of less than 5%.	*	*
CC 204	TrueCar shall provide an Average Speed of Answer of 35 seconds or less.	*	*
CC 205	TrueCar shall provide an Executive Escalation Rate of less than 0.01%.	*	*
CC 206	TrueCar shall provide a General Escalation Rate of less than 0.1%.	*	*
CC 207	TrueCar shall provide 99.5% Call Handling Accuracy, as defined by USAA procedures.	*	*
CC 208	TrueCar Call Center Reps handling USAA calls shall not have or utilize any type of recording device (e.g. cameras, cell phones with cameras) at their workstation.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

CC 209

TrueCar shall ensure that a clear desk policy is maintained for all Call Center Rep workstations handling calls to ensure USAA Confidential Information is protected. This policy shall prohibit Call Center Reps from utilizing writing instruments such as pen or pencil unless authorized by USAA. For certain situations in which a Call Center Rep needs to utilize a writing instrument to document necessary information to best serve USAA Members, such items shall be shredded at the end of each shift, or provided to a supervisor for additional follow up.

*
CC 210

TrueCar Call Center Reps handling USAA calls shall:

•                  Be fluent in English, speak clearly and distinctly.

•                  Be courteous, professional, and project a positive image on behalf of USAA.

•                  All USAA sell to Dealer calls are to remain at the TrueCar call center in Austin. Changes to this arrangement must be coordinated with USAA.

*
CC 211		TrueCar shall not solicit any products or Services to USAA Members without prior written approval from USAA.	*
CC 212		TrueCar shall authenticate the identity of USAA Members.	*
	CC 212.1	TrueCar shall authenticate USAA Members by confirming their name, phone number, and email address on the listing.	*
CC 213		TrueCar shall use an incoming Automated Call Distribution (ACD) system to receive calls From USAA.	*
CC 214		Suppliers call flows and Call Center Rep scripting shall be reviewed and approved by USAA	*
CC 214.1

USAA and TrueCar can request edits to the call center scripting as determined to be necessary. The edits must be agreed upon by both parties. Once edits are agreed upon, changes must be made within live (5) business days.

*
CC 215		TrueCar shall only record/play messages to USAA Members that are approved and provided by USAA.	*
CC 216		TrueCar Call Center Reps shall play a role in the issue resolution process including but not limited to defusing USAA Member objections and grievances.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

3. Call Center Performance Reporting
CC 301

TrueCar shall provide monthly, unless otherwise requested by USAA, performance reports for the following unless otherwise specified by USAA:

•                  Abandonment rate/percent;

•                  Accomplishment of Service Levels;

•                  Average call handle time;

•                  Average hold time;

•                  Average queue time;

•                  Average speed of answer;

•                  Average talk time;

•                  Average wait to abandonment;

•                  Calls abandoned <20 seconds;

•                  Call abandon rate;

•                  Call handling accuracy;

•                  Call tracking (i.e. reason for the call)

•                  Maximum answer delay;

•                  Occupancy rate;

•                  Percentage of calls answered within 30 seconds (MSI 80/30);

•                  Total calls answered;

•                  Total billable/call handling minutes;

•                  Total calls forecasted; (After first 90 Days of Pilot)

•                  Total calls not serviced (i.e. busy signal);

•                  Total calls offered;

•                  Transfer rate (monthly);

•                  Total calls transferred;

•                  Weekly and monthly summary of above reporting requirements

*
CC 302		TrueCar shall provide a “Monthly Scorecard Report”.	*
CC 303.1

The Monthly Scorecard Report shall include but not limited to, talk time graphs,

call volume graphs,

total calls offered,

total calls answered,

average speed of answer,

average queue time,

longest queue time,

Abandon Rate,

average call duration,

MSI with and without Outlier Days,

Transfer Rate,

General and Executive Escalation rates,

Quality Monitoring measurements (Rep monitoring

assessments, quality and Calibration results),

Call Center Rep attrition for USAA,

Call Center Rep experience level,

available capacity.

*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

CC 304		TrueCar shall provide USAA with a “Monthly TrueCar Rep Monitoring Report”.	*
CC 304.1

The Monthly TrueCar Rep Monitoring Report shall list the total number of evaluations completed and total by Rep, primary deficiencies, action(s) taken, and performance trending by Rep tenure. Upon request by USAA, TrueCar shall provide detailed supporting documentation to USAA.

*

4. Reporting
CC 305		TrueCar shall deliver all reports to USAA electronically using a secure method (i.e. SFTP) or PGP encrypted), unless otherwise requested by USAA.	*
	CC 305.1	TrueCar shall provide USAA all scheduled and ad-hoc reports via secure FTP.	*
CC 306		TrueCar shall deliver all reports to USAA in a format that allows the data in the reports to be sorted by any of the information fields in the report (i.e. Excel Spreadsheet, CSV, etc).	*

5. Call Processing Complaint Resolution
CC 401		TrueCar shall follow the existing complaint notification and resolution process established with the USAA for all Car Buying Service related complaints.	*
CC 402

TrueCar shall be responsible for monthly tracking, logging, reporting and escalating all of USAA Member Complaints. Complaints from USAA Members may be received by phone, mail, e-mail, facsimile or survey by either TrueCar or USAA.

*
CC 403

TrueCar shall provide a monthly Escalation Report which includes the log of all USAA Member Complaints. The report shall include but not be limited to, date of issue, USAA Member name, name of TrueCar agent and team manager associated, nature of the Complaint, resolution attempted, and status, to include date resolved and resolution turnaround time when applicable.

*
CC 404		TrueCar shall make best efforts to resolve all Complaints received within 1 business day of receipt.	*	*
CC 404.1

For any Complaint requiring longer than 1 business day to resolve, TrueCar shall notify USAA of the nature of the Complaint and the reasons for the extension of time to resolve the Complaint. At USAA sole discretion, USAA reserves the right to exclusively conclude a complaint to resolution or can act in coordination with Supplier.

*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CC 405

For any Complaint that alleges a violation of law, TrueCar shall notify USAA via fax within 24 hours of receipt or notification 01’ the violation in addition to notification via phone, email, mail or survey of the allegation(s) and organize a conference call with USAA to discuss the appropriate approach to resolve the problem.

		*	*
CC 406	TrueCar shall have the capability to transfer calls to USAA as may be appropriate and as requested by USAA Members.	*
CC 407

The Parties agree that where a complaint relates to acts or omissions of more than one party, those parties will discuss the complaint and decide who should respond, and they may decide that each party will respond separately.

*
CC 408	TrueCar shall respond to, resolve, and retain required records of all complaints resulting from any act or omission by Supplier, whether originally addressed to Supplier, or USAA.	*
CC 409

TrueCar shall promptly (the same business day) forward to the individuals designated by USAA any complaint received by TrueCar that relates to any act or omission of USAA and not to any act or omission of Supplier.

*

6. Call Processing Quality Monitoring
CC 501

TrueCar shall establish and maintain a comprehensive quality monitoring program that will ensure high quality performance is achieved by Supplier’s personnel responsible for handling USAA calls. Comprehensive quality program to be finalized by the end of the 90 days post launch.

*
CC 502		For calls handled by TrueCar facilities other than those based in San Antonio, Texas, TrueCar shall provide USAA with access to onsite monitoring and recorded audio quality call monitoring sessions.	*
	CC 502.1	TrueCar shall only utilize the recorded random calls for Call Monitoring Scorecard Assessments (evaluation and scoring of Rep calls).	*
	CC 502.2	TrueCar shall provide USAA with access to all of Call Monitoring Scorecard Assessments along with their associated recording (audio) as requested by USAA at the end of 90 days post launch.	*
CC 503

TrueCar shall retain all recorded Quality Assurance (QA) calls (audio) at a minimum of 45 days from the date on which such recording was captured or 45 days from the date the call was assessed; upon request from USAA, TrueCar shall provide the recordings prior to disposal.

*
CC 504		Supplier, in coordination with USAA, shall develop a Call Monitoring Scorecard, which shall be utilized to score agent calls, transactions, and application use.	*
CC 505		TrueCar shall conduct Call Quality Monitoring Assessments on recorded calls (audio) based on a mutually agreed upon Call Monitoring Scorecard.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12

	CC 505.1	TrueCar shall conduct each Call Quality Monitoring Assessment in accordance with USAA training material, QA Guidance Document, and Calibrations.	*
	CC 505.2	TrueCar shall not conduct Call Quality Monitoring Assessments on misdirected calls (call consisted of a transfer only).	*
CC 506

For calls handled by TrueCar facilities other than those based in Austin, Texas, TrueCar shall provide a toll free number by call center location (when applicable) for remote/silent monitoring, Calibration calls and Calibration sessions at the end of 90 days post launch.

*
CC 507		TrueCar shall complete one (1) Call Quality Monitoring Assessment (which includes 3 scored calls) per Call Center Rep each month.	*
CC 508

As may be requested by USAA, TrueCar shall review weekly (at a minimum) audit inconsistencies provided by USAA. TrueCar shall provide feedback to USAA regarding remaining discrepancies for further analysis and discussion.

*
CC 509

USAA and TrueCar shall hold monthly (more frequently if needed and agreed upon by both parties) joint monitoring sessions to calibrate audit scoring of calls, jointly monitor and score recorded or live calls, and/or participate in roll play exercises. USAA will provide feedback to TrueCar on the sample of calls audited by USAA.

*
	CC 509.1	During the sessions TrueCar and USAA shall review and discuss audit discrepancies and attempt to conic to a mutually agreed upon conclusions.	*
CC 510		TrueCar shall provide USAA access to physically visit TrueCar facilities providing and/or supporting Services under this Agreement on both a scheduled and non-scheduled basis to monitor performance.	*
CC 511

TrueCar shall provide coaching and mentoring to each Call Center Rep in accordance with Supplier’s polices and procedures and based upon feedback and results from, but not limited to, Call Quality Monitoring Assessments, USAA Member compliments/complaints, and USAA Member satisfaction results when applicable.

*

7. Call Center Training
CC 601	TrueCar shall deliver training to all of its newly hired employees who will support the Services under this Agreement.	*
CC 602	TrueCar shall deliver the Refresher Training Program to existing TrueCar employees who support the Services at no cost to USAA.	*
CC 603	TrueCar shall allow USAA to audit training sessions.	*
CC 604	TrueCar shall integrate USAA culture training into its call center training program. Culture training will be provided by USAA.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13

CC 604.1	TrueCar shall provide USAA the ability to update the culture training on an as-needed basis as agreed upon between TrueCar and USAA.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14

EXHIBIT B

Trade Pilot Transition Plan

Key Milestones and Estimated Dates:

12/13/2012 — Pilot Launch — Daily/Weekly Team Established

1/31/2013 — Milestone 1 to Review Progress/Status

2/28/2013 — Milestone 2 to Review Progress/Status — Assess Phase 3 Readiness

3/31/2013 — Milestone 3 — Review Platform Assessment/Plan (Dependent on Milestone 2)

12/31/2013 — Expiration of Pilot

Market Rollout Plan:

Market Launch Dates listed below are forecasted targets.  Exact launch dates will be updated to USAA during the course of the Trade Pilot.

Phase	Est. Date	States
1	Dec ‘12	Primary Pilot Markets
		Los Angeles, CA San Jose, CA Sacramento, CA Phoenix, AZ, Denver, CO	Chicago, IL Alexandria, VA Washington, D.C. Miami, FL
2	Feb/Mar ‘13	Secondary Market Expansion in CA, AZ, CO, IL, VA, FL
3	Mar/Apr ‘13	TX, PA, NY, MD, GA
4	Q2 ‘13	WA, OR, NH, MA, RI, CT, DE, VT, NJ, ME, NC, SC
5	Q3 ‘13	MI, MN, OH, IN, KY, TN
6	TBD	AL, AR, HI, IA, ID, KS, MO, MS, MT, ND, NE, NM, NV, OK, SD, UT, WI, WV, WY, LA, Pending Regulatory, AK Pending Demand

Limited Markets - Primary markets are in areas with concentrated USAA membership. Dealer’s radius (est. 50-75 mile radius at launch) will be tighter than new and used vehicle DMAs. Feedback from early data will influence coverage radius.

Planned Expansions - Secondary market expansion (Phase 2) will occur by increasing dealer density, expanding dealer’s radius, and expanding into new cities (e.g. San Diego, Tampa, etc) based on early data.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15

Efficient Product Evolution — Feedback will present the need for rapid product, experience, and expansion changes.  Expansions include the backend integration with multiple dealer inventory management systems (eg. Red Bumper).  More changes will occur in the first two phases of the pilot and stabilize prior to Phase 3.

Security and Member Data

•                  All code must pass through TrueCar’s QA process. which includes security testing.

•                  Network security and other security infrastructure will be at standard TrueCar levels.

•                  Platform penetration tests to be provided to USAA prior to launch.

Flexible Release Notification

•                  Daily huddles post launch with USAA team for feedback/communication/prioritization.

•                  Change log prepped prior to meeting with any changes being made to sell platform.

•                  Daily changes possible (if necessary), with advanced notification of major changes to be sent through USAA Team.

•                  During the pilot changes to the platform and/or process will be classified as “major” or “minor” changes and agreed upon by TrueCar and USAA.

•                  Minor change examples include but are not limited to bug fixes to existing functionality, content changes, link changes, minor functionality changes such as the removal of an unnecessary field or user step.

•                  Major change examples include but are not limited to new functionality (e.g. member schedule appointment online), member experience changes that might require a MER/RADAR review.  A minimum 14 day notification of major changes will be provided to USAA, unless USAA and TrueCar mutually agree to release the changes sooner.

Risk Mitigation

•                  Daily USAA/TrueCar team calls established in initial 2-3 weeks of pilot.

•                  Documentation of changes, results, and issues to be logged.  Documentation to include risk assessment and testing/QA plan and results.

•                  Test environments available prior to launch if needed to validate production.

•                  Post-mortem activities when needed to ensure effective feedback loop.

•                  USAA approval will be required for all production changes.

Transition to a Standard Notification/Release Management

•                  Pending initial results, daily meetings will transition to weekly meetings after two weeks or at a point when USAA and TrueCar teams both agree.

•                  TrueCar recommends establishing milestones at the end of Phase I and Phase II to revisit the transition to a more standard release notification process.

Extend Admin Roles to Senior Leads of Dev Team

•                  Admin responsibility granted to limited team on the Trade Development Team, a Vice President and Sr. Developers.

•                  All will receive Production Engineering training prior to launch.

•                  Sell Your Car Dev Team has no access to security infrastructure or other CBS platforms.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16

Risk Mitigation

•                  Administration access only given to a Vice President and three Sr. Developers.

•                  Incident escalation through usual Production Engineering Team with handoff to 3-tier Sr. Developer rotation.

•                  Separate and secure administration access logging established to provide paper trail on administrative activities.

Transition to Separation of Duties

•                  Transitions will occur between start of Phase 3 and expiration of Pilot Program term. Post infrastructure assessment, due at start of Phase 3 or sooner (it’ applicable), a more granular organizational transition plan will be provided. Transition plans will include at a minimum Quality Assurance, incident, problem and change management processes.

Reduce pilot FSBO/Trade Platform Availability from 99.9% to 99.0%

•                  Maximum of 7hrs/month on vehicle selling platform.

•                  No SLO Change for Car Buying Service.

Risk Mitigation

•                  The platform today goes through standard QA processes prior to release.  TrueCar will provide USAA a detailed review of the standard QA processes for vehicle selling prior to launch.

•                  Aside from the platform’s architecture not being yet designed or hardened for high availability, the current platform uses our standard existing data center, networking, and security infrastructure.

•                  TrueCar will provide USAA a detailed overview of level of monitoring and alert escalation capability that will be in place prior to launch.

•                  At a minimum, TrueCar will provide updates to the level of monitoring and alert escalation capability to each major phase (as applicable).

•                  Standard USAA to TrueCar escalation paths will be remain the same.

•                  All major issues will be worked on as soon as possible, in accordance with the current MSA with the objective to not surpass the revised pilot availability SLO.  USAA will determine the level of urgency for return to service for major incidents.  All minor issues will be worked on in accordance with the current agreement with the same objective to not surpass the revised pilot availability SLO.

•                  TrueCar will provide USAA an overview of the incident management approach for the vehicle selling platform, including escalation paths prior to launch.

•                  Internal escalation paths will be established for the TrueCar Vehicle Purchase platform if a developer or key personnel is unable to be reached.

Transition to 99.9%

•                  Transition to 99.9% will occur between start of Phase 3 and expiration a Pilot Program Term.  Post infrastructure assessment, due start of Phase 3, a more granular project plan can be established with key dates and milestones.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17

Risk Mitigation

•                  Entire dedicated trade team on standby to address any issues, backed up by TC Production Engineering team. Escalation managed daily through Program Development Team.

•                  All product releases designed with equal or greater rigor quality assurance processes.

Transition Timeline

•                  Unless otherwise noted, exceptions will need to remain in place until a full infrastructure assessment has been completed on the new platform.  Assessment to be complete no later than start of Phase 3.

•                  Upon completion of assessment (est. 30 days needed), a full production engineering transition plan will be provided to USAA.

•                  Infrastructure and Service Level Objectives to transition to current MSA levels no later than the Expiration or Pilot Program Term.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18

USAA CONTRACT CONTROL NUMBER: 1017633.018

AMENDMENT #18 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #18 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #18”), effective as of January 17, 2013 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc, (formerly Zag.com Inc.) (“TrueCar”),UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”), and USAA Federal Savings Bank (“USAA Bank”).  All capitalized terms not otherwise defined in this Amendment #18 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for TrueCar to provide My Car functionality to USAA Members in accordance with this Amendment #18 and subject to certain terms and conditions as set forth below.

NOW THEREFORE, the Parties agree as follows:

1.                                      My Car.  On January 17, 2013 (“Implementation Date”), TrueCar will provide My Car functionality to USAA Members in accordance with Exhibit A.2, attached hereto, The Parties agree that, in addition to the requirements and the service level objectives set forth in the Agreement, these additional requirements and service level objectives set forth herein will only apply to the My Car functionality.

2.                                      Counterparts.  This Amendment #18 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or exchanged via PDF.

3.                                      Conflicts.  In the event of any conflict between this Amendment #18 and the Agreement (including previous Amendments), this Amendment #18 shall control.

4.                                      Entire Agreement.  This Amendment #18 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  Except as explicitly set forth in this Amendment #18, the Agreement remains in full force and effect and otherwise unmodified.

[Signatures Follow on Next Page]

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

IN WITNESS WHEREOF, this AMENDMENT #18TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC. (formerly Zag.com Inc.)

/s/ Jessica S. Hastings	/s/ David Pributsky
Signature	Signature

Jessica S. Hastings	David Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP, Partner Development
Title	Title

USAA FEDERAL SAVINGS BANK

/s/ Jessica S. Hastings
Signature

Jessica S. Hastings
Printed Name

Contract Advisor, Procurement Services
Title

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

EXHIBIT A.2

Statement of Work

1.                                      Definitions.

The following definitions apply to this SOW.

The Following definitions apply to this SOW.

“Active Auto” means a Member has an existing USAA insurance auto policy, auto loan and/or Extended Vehicle Protection Product.

“Pending for Auto insurance” means when a member applies for auto insurance and has not been processed

“Pending for auto loan” means when a Member has applied and submitted an auto loan application and has not been approved or processed for funding.

Pending for EVP” means when a Member applies for EVP and has not been processed. “Preferred” is referred to as the USAA recommended vehicle list.

“The Agency” is referred as the USAA third party insurance provider.

“Member since date” means the date the Member established their member number.

“Member physical address” means the address USAA has on file where the member physically resides.

2.                                      TrueCar Responsibilities, Tasks and Requirements for Program.

TrueCar shall perform the following tasks in accordance with the specific requirements listed (collectively the “Tasks and Requirements”).  TrueCar agrees to work to the requirements and shall be responsible for meeting deliverables and achieving SLOs as may be detailed within each requirement.  Asterisks in the column heading “DEL” indicate that requirement is a deliverable under this SOW.  Asterisks in the column heading “SLO” indicate that the requirement is a Service Level Objective.

Requirement
REQ #	1. General (GE)	DEL	SLO
GE 101

TrueCar shall provide USAA Members who are P&C Eligible with a consolidated view (“dashboard” like concept) of his/her vehicle-related USAA product information through USAA car buying service as defined in this document.

*
GE 102	TrueCar shall create a My Car dashboard that will provide a Member with a consolidated view of eligible vehicles and associated USAA products.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

REQ #	2. My Car (MG)	DEL	SLO
MG 101	TrueCar shall provide the ability for a logged in Member to access the My Car page.	*
MG 102	TrueCar shall provide the ability for My Car to present known vehicles to the Member as returned by the USAA Core Vehicle Service	*
MG 103	TrueCar shall provide a display in the following order: •Year (Newest to oldest) •Make (alpha) •Model (alpha)	*
MG 104	TrueCar shall provide the ability to hide and unhide vehicles within the My Car application.	*

REQ #		3. Vehicle Requirements (VR)	DEL	SLO
VR 101		TrueCar shall display the following vehicle data on the My Car page: Year Make Model Trim(When Available) VIN Mileage Mileage as of date	*
VR 102		TrueCar shall allow Members to provide and/or change vehicle Mileage.	*
	VR 102.1	When a Member adds or changes the mileage, TrueCar shall update the “as of date” indicating the date the change was made.
VR 103		TrueCar shall retain when available a default picture from 1992 to the present based on year, make, and model. eg alternative.	*
VR 104		TrueCar shall provide a “Silhouette blank car” image for those vehicles where a default image based on year, make, and model cannot be retrieved.
VR 105		TrueCar shall provide the ability for the Member to upload one (1) personal picture.	*
	VR 105.1	TrueCar shall provide the ability to upload more than one picture if this functionality becomes available, and mutually agreed upon by both parties.	*
VR 106		TrueCar shall provide the ability for Members to add or delete pictures.	*
VR 107		TrueCar shall use best efforts to provide a System needed to access a repository of images for default pictures as far back as 1992 when available.	*
VR 108		TrueCar shall provide a System to acquire new images each year to support the new models.	*
VR 109		TrueCar shall have no limits for the number of vehicles a Member can present as returned by USAA Core Vehicle Service.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4

REQ #	4. Data Fields (DF)	DEL	SLO
DF 101	TrueCar shall have the ability to accept the “Member since date” from USAA.	*
DF 102	TrueCar shall have the ability to accept the Active Auto loan flag from True Car.	*
DF 103	TrueCar shall have the ability to accept the member physical address from TrueCar.	*

REQ #		5. USAA Products (UP)	DEL	SLO
UP 101

When a Member has an active auto insurance policy associated to a vehicle, TrueCar shall provide the ability to view policy details from the active policy the selected vehicle is on from the My Car page.

*
	UP 101.1	When a P&C eligible Member does not have his vehicle insured with USAA, provide the Member the ability to get a quote for auto insurance from the My Car page.	*
UP 102		When a P&C eligible Member has a pending Auto quote started, TrueCar shall provide the ability for the Member to be directed to the Auto quote history page.	*

REQ #		6. USAA Loans (UL)	DEL	SLO
UL 101		When a Member has an active auto loan associated to a My Car vehicle, TrueCar shall provide the ability to view the loan details from the Loan Account Summary page.	*
UL 102		When a Member does not have an active auto loan associated to a My Car vehicle; TrueCar shall provide the ability to navigate to the Auto Loan Product page.	*
	UL 102.1	When a Member does not have an active auto loan associated to a My Car vehicle, and has a pre-approved status, TrueCar shall provide the ability to navigate to the Auto Loan product page.	*
UL 103		When a Member has a Pending auto loan application; TrueCar shall provide the ability for the Member to navigate to the pending application.	*
UL 104		When presenting Bank product call to actions, TrueCar shall apply the presentation rules per the following: 1. Active Loan or 2. Pending Loan or 3. Pre-Approval Offer or 4. Refinance Offer	*

REQ #	7. Extended Vehicle Protection (EV)	DEL	SLO
EV 101	When a Member has an EVP with USAA; TrueCar shall provide the ability to get to the EVP account/policy summary from the My Car page.	*
EV 102	When a Member does not have an EVP policy with USAA, TrueCar shall provide the Member the ability to navigate to the EVP Product page from the My Car page.	*
EV 103	When a Member has a pending EVP quote, TrueCar shall provide the ability for the Member to navigate to the EVP saved quotes	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

page.

FREQ #	8. My Car to USAA (MG)	DEL	SLO
MG 101	When a Member is navigated from My Car to USAA.com, TrueCar shall ensure that the navigation to USAA.com must not open in a new window.	*

REQ #	9. Vehicle Value (VV)	DEL	SLO
VV 101	TrueCar shall provide the ability to display a default trade-in value of the vehicle based on certain default criteria as defined by Clearbook or other market index.	*
VV 102	TrueCar shall provide the ability to display a private seller price of the vehicle based on certain default criteria as defined by Clearbook or other market index.	*
VV 103

TrueCar shall allow the Member to modify the defaulted criteria such as condition, mileage, and trim package details of the car to calculate a more accurate value of the vehicle as defined by ClearBook or other market index.

*

REQ #	10. Coupon Offers (CO)	DEL	SLO
CO 101	TrueCar shall Provide the ability for Members to be presented vehicle related coupons.	*
CO 102	TrueCar shall Provide the ability for the coupons to be presented based on Members zip code.	*
CO 103	TrueCar shall Provide the ability for the Member to print coupons.	*
CO 104	TrueCar shall Provide the ability for a Member to modify the zip code when reviewing coupon offers.	*
CO 105

TrucCar shall be responsible for providing all the presentation of USAA member maintenance discounts. TrueCar shall provide the ability to present vendor maintenance coupons as this functionality becomes available, and mutually agreed upon by both parties.

*

REQ #	11. Info and Advice (IA)	DEL	SLO
IA 101	TrueCar shall provide access to existing product related advice articles within My Car.	*

REQ #	12. Reporting (RP)	DEL	SLO
RP 101	TrueCar shall provide the ability to determine the entry point a Member used to get to My Car based on proper administration of TrueCar referral_ids by USAA.	*
RP 102	TrueCar shall provide the ability to determine the frequency Members navigating to the My Car Entry Page.	*
RP 103	TrueCar shall provide the ability to determine how many vehicles a Member activates.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6

RP 104	TrueCar shall provide the ability to determine how many Members drop out on the My Car page.	*
RP 105	TrueCar shall provide the ability to determine how many Members select contacted dealers from My Car page.	*
RP 106	TrueCar shall provide the ability to determine how many Members select saved vehicles from My Car page.	*
RP 107	TrueCar shall provide the ability to determine the total counts for the above reporting requirements and also by Member number.	*

REQ #	13. Vehicle Details Page Reporting (VP)	DEL	SLO
VP 101	TrueCar shall provide the ability to determine the frequency a Member views a vehicle coupon.	*
VP 102	TrueCar shall provide the ability to determine the frequency a Member views a vehicle coupon.	*
VP 103	TrueCar shall provide the ability to determine the frequency a Member clicks to read vehicle reviews per vehicle.	*
VP 104	TrueCar shall provide the ability to determine the frequency a Member writes a vehicle review per vehicle.	*
VP 105	TrucCar shall provide the ability to determine the frequency a Member selects a popular vehicle.	*

REQ #	14. USAA Product Acquisition/Self Service (PS)	DEL	SLO
PS 101	TrueCar shall provide the ability to determine the frequency a Member selects the view my policy for auto insurance per vehicle by Member number by providing wa_refs where applicable	*
PS 102	TrueCar shall provide the ability to determine the frequency a Member selects to learn more for auto insurance acquisition per vehicle by Member number by providing wa_refs where applicable.	*
PS 103	TrueCar shall provide the ability to determine the frequency a Member selects the view my account summary per vehicle by Member number by providing wa_refs where applicable.	*
PS 104	TrueCar shall provide the ability to determine the frequency a Member selects to learn more for auto loan acquisition per vehicle by Member number by providing wa_refs where applicable.	*
PS 105	TrueCar shall provide the ability to determine the frequency a Member selects the view my policy for EVP per vehicle by Member number by providing wa refs where applicable.	*
PS 106	TrueCar shall provide the ability to determine the frequency a Member selects to learn more for EVP acquisition per vehicle by Member number by providing wa_refs where applicable.	*
PS 107	‘TrueCar shall provide the ability to determine the frequency a Member selects to review an advice article per vehicle by Member number by providing wa refs where applicable.	*

REQ #	15. Member Activity Across Channels (MA)	DEL	SLO
MA 101	TrueCar shall provide a Business Process History (BPH) record to be logged when the Member begins entry to the My Car platform.	*
MA	TrueCar shall provide a BPH record to be logged when the	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

102	Member selects to get started on the My Car page.
MA 103	TrueCar shall provide a BPH record to be logged when the Member selects to view vehicle details on the My Car page.	*
MA 104	TrueCar shall provide a BPH record to be logged when the Member selects to update vehicle details on the Vehicle Details page.	*
MA 105	TrueCar shall log BPH records according to the web service interface document provided USAA.	*

REQ #	16. Web Page Requirements (WP)	DEL	SLO
WB 101	TrueCar shall ensure that all TrueCar pages will be tagged so that My Car activity can be tracked.	*
WB 102	TrueCar shall provide for all links on TrueCar My Car site that takes USAA Member back to USAA site to include a unique WA REF parameter. WA _ REF parameter requirements as provided by USAA.	*
WB 103	TrueCar shall provide for all links from USAA site to TrueCar’s My Car site to include a unique referrer id parameter. Unique referrer id parameter requirements as provided by USAA.	*

REQ #	17. Vehicle (VH)	DEL	SLO
VH 101	TrueCar shall provide the ability to present vehicle reviews specific to a vehicle in My Car when vehicle reviews available.	*
VH 102	TrueCar shall provide the ability for a Member to write a vehicle review specific for a vehicle in My Car when available.	*

REQ #	18. CBS Ability (CA)	DEL	SLO
CA 101	TrueCar shall provide access to USAA’s Car Buying Service (CBS) by starting the search for a new or used car with zip code.	*
CA 102	TrueCar shall pre-fill zip code from the Member’s primary address using the existing TrueCar service.	*
CA 103	If a Member has saved vehicles within CBS, TrueCar shall provide the ability to display the saved vehicles and allow the Member to access the saved vehicle within CBS from the My Car Page.	*
CA 104	When presenting Member saved vehicles within the My Car page, TrueCar shall provide the ability to present the vehicle in order of most recently saved to oldest saved.	*
CA 105	When the Member selects a saved vehicle from the My Car page, TrueCar shall provide the ability to take the Member to the configuration page for new vehicles and vehicle details page for used.	*
CA 106	TrueCar shall provide the Member with the ability to access the list of USAA Preferred vehicles.	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

CA 107	As mutually agreed between the parties TrueCar shall provide the Member the ability to be presented popular vehicles.	*
CA 108	TrueCar shall provide the Member the ability to be presented vehicles that are eligible for manufacturer incentives available through the USAA auto program	*

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

USAA CONTRACT CONTROL NUMBER: 1017633-000
USAA AMENDMENT CONTROL NUMBER: 1017633-20

AMENDMENT #20 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #20 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #20”), effective as of April 2, 2013 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”), UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”), and USAA Federal Savings Bank (“USAA Bank”). All capitalized terms not otherwise defined in this Amendment #20 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for USAA to promote the Overseas Vehicle Purchase Program (“OVPP”) to Members who use the USAA Auto Program in a connection with the purchase of a vehicle.

NOW THEREFORE, the Parties agree as follows:

1.                                      Overseas Vehicle Purchase Program Definition. Beginning on this Amendment’s Effective Date and continuing unless terminated in accordance with Section 8 of this Amendment #20, USAA shall market the Overseas Vehicle Purchase Program on USAA.com, the USAA Auto Program website, and in other applicable direct marketing materials. USAA shall have the ability to review and approve all marketing materials related to the OVPP prior to release. The OVPP enables a USAA Member to purchase a vehicle while outside the continental United States. The OVPP shall be available to a USAA Member who is (1) a member of the (a) United States Military, (b) United States Military Reserve, (c) National Guard, or (d) an authorized Department of Defense (DOD) civilian; (2) for thirty (30) consecutive days or more outside the continental United States is (x) stationed, (y) on Temporary Duty (TDY), or (z) on other assignment; and (3) currently outside the continental United States on such duty described in clause (2) of this sentence.

2.                                      Third-Party Service Provider. Overseas Military Sales Corporation will be the TrueCar dealer for the OVPP who is authorized by the applicable automobile manufacturer to represent each brand it sells to Members (“Dealer”).

3.                                      Overseas Vehicle Purchase Program Complaint Escalation and Resolution. TrueCar acknowledges the service commitment USAA has to its members and agrees to use its best efforts to mutually resolve all member issues which may arise through the Overseas Vehicle Purchase Program. TrueCar shall follow the existing complaint notification and resolution process established with USAA for all Auto Program related complaints.

4.                                      European Union Data Transfer Clauses. Dealer has represented and warranted to TrueCar that it is certified to be compliant with the U.S.-EU Safe Harbor Framework by the United States Department of Commerce, and will maintain such certification during the Term, including complying with the annual reaffirmation requirements. If TrueCar becomes aware during the Term (without an independent duty of investigation) that Dealer is not certified and compliant with the U.S.-EU Safe Harbor Framework by the United States Department of Commerce during the OVPP, TrueCar will remove Dealer from the OVPP within 3 business days,

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.                                      USAA Information Security Requirements. TrueCar shall continue to meet or exceed the USAA Information Security Requirements listed in Amendment 16 to ensure compliance with the USAA Information Security Requirements.

6.                                      Tracking; Reporting. TrueCar will keep record of the member visits to the OVPP, number of instances member contact information is submitted as well as the number of sales. These metrics will be provided to USAA on a monthly basis.

7.                                      Warranties. Dealer has warranted and represented to TrueCar that it will comply in all respects with all laws, regulations, judgments and other directions or orders imposed by any governmental authority to which its activities under the OVPP are subject, including without limitation, any and all applicable international laws. As between TrueCar, USAA and USAA Bank, the general warranties provided for in Section 14.2 of the Agreement continue to apply.

8.                                      Termination. Any of the Parties may terminate this Amendment #20 with thirty (30) days advance written notice to the other Parties,

9.                                      Counterparts. This Amendment #20 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronically.

10.                               Conflicts. In the event of any conflict between this Amendment #20 and the Agreement (including previous Amendments), this Amendment #20 shall control.

11.                               Entire Agreement. This Amendment #20 along with the Agreement, including all other Amendments, constitute the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. Except as explicitly set forth in this Amendment #20, the Agreement remains in full force and effect and otherwise unmodified.

[Signatures Follow on Next Page]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this AMENDMENT #20 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC. (formerly Zag.com Inc.)

/s/ Lara Roberts	/s/ David Pributsky
Signature	Signature

Lara Roberts	David Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP Partner Development
Title	Title

4/3/13	4/3/13

USAA FEDERAL SAVINGS BANK

/s/ Lara Roberts
Signature

Lara Roberts
Printed Name

Contract Advisor, Procurement Services
Title

4/3/13

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-000
USAA AMENDMENT CONTROL NUMBER: 1017633-22

AMENDMENT #22 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #22 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #22”), effective as of July 22, 2013 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag,com Inc.) (“TrueCar”), UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”), and USAA Federal Savings Bank (“USAA Bank”). All capitalized terms not otherwise defined in this Amendment #22 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for TrueCar and USAA to subsidize a new loan rate discount program for Members who (i) purchase a vehicle after using the USAA Auto Program website, (ii) fund the purchase with a USAA Bank auto loan, and (iii) who are eligible for USAA’s property and casually insurance products, (“Loan Subvention Program”) in accordance with this Amendment #22 and subject to certain terms and conditions as set forth below.

NOW THEREFORE, the Parties agree as follows:

1.                                      Loan Subvention Program.  During the Initial Program Period and any Renewal Program Period (each defined below), USAA shall coordinate with TrueCar to market the Loan Subvention Program in accordance with the marketing obligations set forth in Exhibit A. For each Approved Sale (defined below) of a new or used vehicle during the initial Program Period, USAA Bank shall apply a [***] rate discount on a new and used vehicle purchase loans from 1-60 months and a [***] rate discount on new and used vehicle purchase loans from 61-72 months (each, a “Discounted USAA Auto Loan”). Subject to Section 2 of this Amendment #22, USAA Bank shall fund a portion of the rate discount for a Discounted USAA Auto Loan and TrueCar shall pay USAA Bank a reimbursement amount (“Reimbursement Amount”) for a Discounted USAA Auto Loan in accordance with Exhibit B. For purposes of this Amendment #22, a new vehicle is a vehicle with a model year 2012, 2013 or 2014 and all other model year vehicles will be classified as used vehicles. “Approved Sale” means the sale of a new or used vehicle purchased from the Dealer listed on the Certificate generated through the USAA Auto Program where a USAA Auto Loan is used to make the vehicle purchase.

2.                                      Additional Terms.  TrueCar shall be obligated to pay USAA Bank the Reimbursement Amount only when all of the following conditions are met: (i) a Member applies for a USAA Auto Loan by the end of the Initial Program Period; (ii) the USAA Auto Loan was used to purchase a new or used vehicle from a Dealer listed on the Certificate generated by TrueCar for that Member within 90 days from the date the Member or a member of the Member’s household or immediate family submitted a Lead, (iii) TrueCar matches the sale to a Lead, (iv) the vehicle sale is to a Member or a member of the Member’s household or immediate family, and (v) the vehicle purchase must be made within the Initial Program Period or Renewal Program Period. “Lead” means the electronic submission of contact information to a Dealer through the USAA Auto Program in connection with the potential purchase of a vehicle. The Lead can be submitted directly by a Member, a member of a Member’s household or immediate family, or through a USAA Member Service Representative with valid member contact information. Notwithstanding the foregoing, TrueCar will not be obligated to pay USAA Rank the Reimbursement Amount in any month where USAA does not perform all of the marketing obligations set forth in Section 1(A) of Exhibit A. USAA will provide an invoice to TrueCar detailing the Reimbursement Amount for

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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each Discounted USAA Auto Loan. The invoice will contain each Member Number, amount to be reimbursed to USAA, vehicle VIN, and amount of Discounted USAA Auto Loan, discount rate applied, and term of the Discounted USAA Auto Loan. Within 30 days front the receipt of the invoice, TrueCar will pay USAA Bank the Reimbursement Amounts for all Approved Sales in the previous month.

3.                                      Tracking; Reporting. By 9:00 a.m. Central Daylight Time Monday-Friday during the Initial Program Period, USAA Bank will provide TrueCar with a report setting forth the information necessary for TrueCar to match all Approved Sales to Discounted USAA Auto Loans occurring the prior day (“Loan Data Report”). Such report will be provided in a mutually agreed upon, secure format. By 6:00 a.m. Central Daylight Time the following day Tuesday-Saturday, TrueCar will provide USAA Bank with a report identifying each Approved Sale associated with a Discounted USAA Auto Loan for management and accounting purposes. In addition, by 6:00 a.m. Central Daylight Time Monday-Friday, TrueCar will provide the member number, loan number and discount rate so the rate adjustments can be systematically created. Exceptions to this process will be handled manually by USAA Bank and TrueCar.

Information provided by USAA in Section 2, 3 and otherwise hereunder shall be used to match Leads to USAA Auto Loans and vehicles purchased from Dealers in the USAA Auto Program to verify Approved Sales for the purposes of administering the Loan Subvention Program hereunder and for no other purpose. Such information shall be subject to the Confidentiality and Data Security obligations in the Agreement.

4.                                      Program Period. This Amendment #22 shall commence on the Amendment Effective Date and the Loan Subvention Program will be marketed on the USAA.com website from August 2, 2013 to January 16, 2014 (“Initial Program Period”). After the Initial Program Period, the Loan Subvention Program will renew automatically for 30 day periods (“Renewal Program Period”). Either Party with thirty (30) days advance written notice to the other Party may terminate the program. In addition, in either the Initial Program Period or in the Renewal Program Period, the Parties may change the Reimbursement amounts with thirty (30) days written notice to the other Party.

5.                                      Counterparts. This Amendment #22 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all or which taken together shall constitute one and the same agreement, and may be executed by facsimile or exchanged electronically.

6.                                      Conflicts. In the event of any conflict between this Amendment #22 and the Agreement (including previous Amendments), this Amendment #22 shall control.

7.                                      Entire Agreement. This Amendment #22 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  Except as explicitly set forth in this Amendment #22, the Agreement remains in full force and effect and otherwise unmodified.

[Signatures Follow on Next Page]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this AMENDMENT #22 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC. (formerly Zag.com Inc.)

/s/ John Davis	/s/ Dave Pributsky
Signature	Signature

John Davis	Dave Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP Partner Development
Title	Title

USAA FEDERAL SAVINGS BANK

/s/ John Davis
Signature

John Davis
Printed Name

Contract Advisor, Procurement Services
Title

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A

Marketing Obligations

1.              USAA and TrueCar will market and promote the Loan Subvention Program on the following sections of the USAA.com and USAA Auto Program website. All marketing materials shall be approved by both Parties prior to use:

A.                        USAA will market on USAA.com as follows:

•                  Member Service Representatives will be aware of the offer so they can communicate the program details on phone calls with members.

•                  Public Homepage Banner (Prospect) as available

•                  Monthly targeted email campaigns as available

•                  My Accounts Real Time Web Offers and Slim Banners as available

•                  Links on the following product pages for the full promotion period:

•                  CBS Page

•                  Auto Loan Page

•                  Auto Circle Page

•                  Maintain Page

•                  Rate Pop up

•                  Loan Calculator

•                  Loan Application Pages

•                  Various corporate communication tactics executed to promote the subvention offer as available. Example tactics may include newsletter communication and social media postings.

•                  Subvention offer added to existing loan and car buying service lead follow-up entails as determined to be available

•                  Through the mobile channel in various marketing treatments as available

B.                        TrueCar will market on the USAA Car Buying Service Website as follows:

•                  Links on the How it Works Landing Page

•                  Links — Near Financing in Flow

•                  Car Buying Service Home Page

•                  Links on the Prepare Tab

•                  Messaging on Savings Certificate

•                  Landing Page to promote offer

•                  MyCar Landing Page

•                  Conquest marketing real time ads

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

Funding of Rate Discount and Reimbursement Calculation for
USAA / TrueCar Loan Subvention Program

During the Initial Program Period, USAA will fund a portion or the rate discount to each Discounted USAA Auto Loan resulting from an Approved Sale as set forth below:

•                  [***] on New Vehicles on 1-60 Month Terms.

•                  [***] on New and Used Vehicles on 61-72 Month Terms

USAA and TrueCar have agreed upon the following Net Present Value (“NPV”) formula to determine the amount reimbursed to USAA Bank For each Discounted USAA Auto Loan that is funded:

Reimbursement Amount = Subvention Reimbursement Rate * Loan Balance

Where Subvention Reimbursement Rate = (Interest Payment Difference * Weighted Average Number of months to pay off)/Loan Balance

	New [***]						Used [***]
	1-36		37-48		49-60		1-36		37-48		49-60
Reimbursement Amount For TrueCar	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

•                  Interest Payment Difference = difference between the first interest charge if paid at the regular interest rate and the first interest charge paid at the discounted interest rate, assuming payments are made in equal monthly installments over the agreed upon average pay off term.

•                  Weighted Average Number of months to payoff = average loan life pay off term (average loan life by term can be provided by USAA upon request)

•                  Loan Balance = Loan Principle For a given Loan Term (36, 48 or 60 months) and Loan Type (New and Used).

The following table provides an example calculation of the Subvention Reimbursement Rate for a $20,000, 36 month loan with a 1.79% New Car Interest Rate and [***]% subvention

36 month New Car Example

$20,000 Loan
Weighted Average Number of months to pay off = 15.1 months
1st Interest	1st Interest	Interest Payment
Payment @ [***]	Payment @ [***]	Difference
[***]	[***]	[***]
[***] * 15.15 mos = [***]
Subvention Reimbursement Rate		= [***] / $20,000
= [***]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-000
USAA AMENDMENT CONTROL NUMBER: 1017633-023

AMENDMENT #23 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #23 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #23”), effective as of September 10, 2013 (“Amendment #23 Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (“Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”), UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”), and USAA Federal Savings Bank (“USAA Bank”). All capitalized terms not otherwise defined in this Amendment #21 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for USAA to promote the Low Price Guarantee to Members who use the Auto Program in connection with the purchase of a vehicle.

NOW THEREFORE, the Parties agree as follows:

1.                                      Low Price Guarantee Marketing. Beginning on this Amendment’s Effective Date and continuing unless terminated in accordance with Section 4 or this Amendment #23, USAA shall coordinate with TrueCar to market the Low Price Guarantee on USAA.com, the USAA Auto Program website, Auto Circle on mobile as available as well as in other applicable direct marketing materials. The Low Price Guarantee is available to any USAA member who makes a qualifying purchase of a new vehicle (“New Vehicle”) from a USAA Certified Dealer contacted through the USAA Car Buying Service (“Certified Dealer”). For a claim under the Low Price Guarantee to be valid, it must satisfy all of the Low Price Guarantee Terms and Conditions, including the claims processing procedures. The initial version of the Low Price Guarantee Terms and Conditions are set forth in Exhibit A. By mutual agreement, the Parties may update the Low Price Guarantee Terms and Conditions without the necessity of a separate amendment hereto so long as approval or the Updated Low Price Guarantee Terms and Conditions by both parties is documented in writing (email acceptable).

2.                                      Low Price Guarantee Complaint Escalation. TrueCar acknowledges the service commitment USAA has to its Members and agrees to use commercially reasonable efforts to mutually resolve all Member issues which may arise in a member’s claim for the Low Price Guarantee. TrueCar shall notify USAA of a Member’s complaint related to their Low Price Guarantee claim within three (3) business days of notification directly from a Member. All Low Price Guarantee complaints will be tracked and reported through the USAA Auto Program complaint process. TrueCar shall continue to work towards a resolution with the member while keeping USAA apprised of progress.

3.                                      Low Price Guarantee Validation and Payment. Once TrueCar receives a claim, TrueCar will complete verification of a Member’s full compliance with Exhibit A and make a final determination of whether the Member qualifies. In addition, TrueCar will notify members in writing, as described in Exhibit B, regarding whether more information is needed or their claim was approved and if not, why. TrueCar will make a final determination of whether a member qualifies and notify Members in writing within ten (10) business days. Any refund will be calculated as follows: (i) the price paid by the Member for the New Vehicle purchased from the Certified Dealer, excluding the Certified Dealer handling fee for delivery of the vehicle, minus (ii) the lower advertised price or dealer written offer. TrueCar shall be obligated to pay the Member only when the conditions set forth in the Low Price Guarantee Terms and

USAA CONFIDENTIAL

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Conditions are fully met. If such conditions are fully met, payment from TrueCar to the Member will be made within 14 business days of the final determination of the claim.

4.                                      Tracking; Reporting. TrueCar will maintain record of claims that were received, reasons for fulfillment, not fulfilled, reasons for denial, as well as the outcomes to be reviewed by USAA on a monthly basis. This reporting shall include Member complaint escalations and final resolutions. In addition, TrueCar shall provide reporting on the payments made to Members. Such reporting will be provided in a mutually agreed upon format. Such reporting will be provided to USAA on a monthly basis.

5.                                      Termination. Either Party may terminate this Amendment #23 with thirty (30) days advance written notice to the other Party.

6.                                      Counterparts. This Amendment #23 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronically.

7.                                      Conflicts. In the event of any conflict between this Amendment #23 and the Agreement (including previous Amendments), this Amendment #23 shall control.

8.                                      Entire Agreement. This Amendment #23 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  Except as explicitly set forth in this Amendment #23, the Agreement remains in full force and effect and otherwise unmodified.

[Signatures Follow on Next Page]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF. this AMENDMENT #23 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto as of the Amendment #23 Effective Date.

UNITED SERVICES AUTOMOBILE ASSOCIATION	TRUECAR, INC. (formerly Zag.com Inc.)

/s/ John Davis	/s/ David Pributsky
Signature	Signature

John Davis	David Pributsky
Printed Name	Printed Name

Contract Advisor, Procurement Services	VP, Partner Development
Title	Title

USAA FEDERAL SAVINGS BANK

/s/ John Davis
Signature

John Davis
Printed Name

Contract Advisor, Procurement Services
Title

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A

Low Price Guarantee Terms and Conditions

1.              Low Price Guarantee: The USAA Low Price Guarantee (“Low Price Guarantee”) is available to a USAA member who makes a qualifying purchase of a new vehicle (“New Vehicle”) from a USAA certified dealer contacted through the USAA Car Buying Service operated by TrueCar, Inc. (“Certified Dealer”). If you find a lower price for the identical vehicle published in a current newspaper advertisement or signed written offer by a dealer, you will be refunded the difference, subject to the conditions set forth below after you have completed your purchase. Television and radio ads are not included in this Low Price Guarantee. Promotional packages, offers, deals, or bundles that may include additional features or optional features are not eligible for the Low Price Guarantee. The term “dealer” refers to a licensed franchise dealer authorized by the applicable vehicle manufacturer to represent the brand of the particular vehicle, and does not apply to any online vehicle buying service, such as CarsDirect. For a claim under the Low Price Guarantee to be valid, it must satisfy all the Low Price Guarantee Terms and Conditions (collectively, “Terms and Conditions”) and be submitted in compliance with the claims processing procedures set forth herein. These Terms and Conditions are in addition to and subject to the Terms of Service for the USAA Car Buying Service.

2.              Vehicle Exclusions: The following vehicles are excluded and not subject to the Low Price Guarantee: (i) vehicles purchased at the dealer with a different configuration than what was indicated in the USAA Savings Certificate or USAA New Vehicle Certificate (as applicable), (ii) leased, used, or factory ordered vehicles, and/or (iii) limited quantity vehicles such as low production or specialty vehicles.

3.              Must be Exact Match Comparison: The advertised or offered price must be for a vehicle (i) that is the exact year make, model, and trim, and equipped exactly as the New Vehicle you purchased, (ii) available for immediate delivery (i.e., the vehicle must be physically present on the dealer’s lot), and (iii) that has never been titled.  The Low Price Guarantee is based on the actual price you paid for the New Vehicle that you purchased from a Certified Dealer and the lower price you found in a newspaper or received in a written offer, both of which shall be determined before manufacturer to customer rebates, allowances, incentives or dealer-installed options, and exclusive of any taxes or lees.

4.              Verification of Claims: In order to qualify for the Low Price Guarantee, you must provide a newspaper advertisement or a signed written offer for a lower price from another dealer located within your Metropolitan Area. For purposes of this Low Price Guarantee, “Metropolitan Area” means a geographic area of a radius of 50 miles from the location of the Certified Dealer. Any advertisement for a lower price must be in a newspaper of general publication. You must present an original of the entire newspaper page in which the advertisement appeared (not a photocopy or electronic copy), so that the name and publication date of the newspaper is clearly legible. Any offer to sell from another dealer must be in writing, signed by an officer oldie dealership on company letterhead (original and not a photocopy), and must state (i) the dealer’s name, address and phone number and the vehicle identification number for the vehicle, (ii) the year, make, model, and trim equipped exactly as the vehicle purchased by you, and (iii) that the vehicle is available for immediate delivery by the other dealer.

5.              Timing for Claim Submission: The lower advertised or offered price for the new vehicle must be published in a newspaper or provided to you in writing pursuant to these Terms and Conditions within four (4) calendar days of the date on which you purchased your New Vehicle. The following rules apply in computing the four-day time period: (a) the period starts the clay you purchased your New Vehicle, (b) count every day, including intermediate Saturdays, Sunday’s, and legal holidays, and (3) and include the last day or the period.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.              Comparison Prices Must Be Available to the General Public: The Low Price Guarantee applies only to prices that are available to the general public. For example, this does not include prices advertised or offered on membership program websites, corporate, military, or employee discounts or pricing; group, charter, rewards program, incentive, meeting, convention prices; prices obtained via auction or similar process; or prices available only by using a coupon or other promotion not offered to the general public. The lower price may not come from a website where you call to get the price, or from an email. The price must be quoted in U.S. dollars.

7.              Claim Processing Procedures: To submit a Low Price Guarantee claim, you must mail the proof of the lower price (original newspaper advertisement or signed dealer written offer) to TrueCar. Inc. by pre-paid certified mail, return receipt requested. postmarked no later than the last day of the four-day time period (using the computation rules set forth in Paragraph 5 above), along with your full name, address. phone number to due following address:

Low Price Guarantee Claim Processing
Attn: TrueCar, Inc.
120 Broadway, Suite 200
Santa Monica, CA 90401

If the last day of the four-day time period is a Sunday or legal holiday when submitting a claim, the claim must be postmarked the next day that is not a Sunday or legal holiday. Once TrueCar receives a claim that includes the details required by Paragraph 4, a final determination on the claim will be provided within ten (10) business days.

8.              Refund Calculation: USAA must first verify your full compliance with these Terms and Conditions. including the newspaper advertisement or signed written offer. and the availability of the vehicle, before we will issue a refund. Any refund will be calculated as follows: (1) the price you paid for the New Vehicle purchased from the Certified Dealer, excluding the Certified Dealer handling fee for delivery of the vehicle, minus (ii) the lower advertised price or dealer written offer. Only one refund per qualifying purchase will be allowed.  The refund will be made within fourteen (14) business days after the final determination of the claim has been made.

9.              Disclaimer: This Low Price Guarantee is not a promise to undersell. No representations are intended to the effect that “we will beat any deal.”

10.             No Liability for Errors: USAA shall not be liable for the payment of any refunds under the Low Price Guarantee with respect to prices or rates loaded in error by USAA, TrueCar or any vendor-or any printing, typographical, administrative or technological errors in any materials relating to the Low Price Guarantee.

11.             Reservation of Rights: The Low Price Guarantee is void where prohibited by law, and is not available in TX. USAA reserves the right in its sole discretion to modify or discontinue the Low Price Guarantee program, but any termination, modification, or suspension of the program without written notice by USAA shall not apply to purchases made prior to the effective date of the modification. suspension or termination of the Low Price Guarantee program. Any modification will be effective upon the posting of the modified Low Price Guarantee Terms and Conditions on the USAA website. Any suspension or termination of the Low Price Guarantee Program shall be effective upon the removal of the Low Price Guarantee Terms & Conditions from the USAA website. The Low Price Guarantee reruns and conditions that are in effect at the time you purchase your New Vehicle will determine your eligibility under the Low Price Guarantee. The failure by USAA to enforce any provision of these Terms and Conditions shall not constitute a waiver or that provision.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

Member Notification

Member Meets  Low Price Guarantee Requirements

Dear [Member Name]:

Thank you for your interest in the USAA Car Buying Service and the Low Price Guarantee. The information regarding your new vehicle purchase was reviewed and it was determined that your purchase is within the requirements of the Low Price Guarantee.

Your refund was determined to be [$XXX.XX].

Please allow for fourteen (14) business days for your refund to be processed by TrueCar.

We appreciate your business.

USAA Car Buying Service

Member Does Not Meet Low Price Guarantee Requirements

Dear [Member Name]:

Thank you for your interest in the USAA Car Buying Service and the Low Price Guarantee. The information regarding your new vehicle purchase was reviewed and it was determined that your purchase is not within the requirements of the Low Price Guarantee.

Your purchase did not meet the requirements because [state reason here].  Please visit the USAA Car Buying Service for the terms of the Low Price Guarantee.

We appreciate your business.

USAA Car Buying Service

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-024

AMENDMENT #24 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #24 TO ZAG SERVICES & MAINTENANCE AGREEMENT, is effective and entered into as of August 30, 2013 (the “Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (the “Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc. (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”). All capitalized terms not otherwise defined in this Amendment #24 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, under Amended and Restated Amendment #6, dated July 1, 2010, the Parties enabled USAA to promote to Members who are eligible for USAA’s property and casualty insurance products the Mercedes Benz USA, LLC (“Mercedes Benz”) incentive program (the “MB Program”), whereby such Members are provided with incentives in connection with the purchase of a Mercedes Benz vehicle.

WHEREAS, the Parties desire for the Sprinter brand vehicles distributed by Mercedes Benz to be included in the MB Program (“Sprinter Supplement”).

NOW THEREFORE, the Parties agree as follows:

1.                                      Sprinter Supplement Incentive Program.  Beginning on the Amendment Effective Date and continuing unless terminated by either Party in accordance with Section 2 of this Amendment #24, USAA and TrueCar shall agree on the marketing efforts and content to promote the Sprinter Supplement. Beginning on the Amendment Effective Date, TrueCar shall pay USAA [***] for each vehicle sold through the USAA Auto Program as a result of the Sprinter Supplement, as evidenced by TrueCar and/or Sprinter, and where TrueCar collects an incentive fee for such sale from Sprinter (a “Sprinter Incentive Sale”).  In conjunction with the Sprinter Supplement and upon receipt of a validation request from Sprinter, TrueCar is hereby authorized to validate for Sprinter the USAA Member name, city, state, ZIP code and email address for USAA Members who purchased a vehicle subject to the Sprinter Supplement; and such information shall be provided and used solely for the purpose of validating a Sprinter incentive Sale. The USAA Member information provided by TrueCar to Sprinter shall not he used by Sprinter for the purpose of contacting, soliciting or otherwise interacting with any USAA Member for any other purpose. The use of USAA Member information for the Sprinter Supplement by TrueCar and Dealers shall be subject to the terms and conditions of the Agreement.  Unless stated otherwise in an amendment to the Agreement, all payments by TrueCar to USAA pursuant to this Amendment #24 shall be made on a monthly basis and within seventy-five (75) days from the date TrueCar collects its Incentive Fees from Sprinter.

2.                                      Termination.  Either Party may terminate this Amendment #24 upon thirty (30) days advance written notice to the other Party.

USAA CONFIDENTIAL

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.                                      Sprinter Supplement Additional Terms. The Sprinter Supplement shall be promoted by USAA as mentioned above. TrueCar is providing the Sprinter Supplement to USAA “as is” and makes no representations or warranties with regard to the Sprinter Supplement.  TrueCar shall not be responsible for Sprinter’s compliance with the terms and conditions of the Agreement or those Sprinter acts or omissions in the Sprinter Supplement.  Without limiting the effect of the foregoing and subject to the foregoing, TrueCar shall remain responsible for its obligations and responsibilities under the Agreement.

3.                                      Counterparts. This Amendment #24 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronic .pdf signature.

4.                                      Conflicts. In the event of any conflict between this Amendment #24 and the Agreement (including previous Amendments), this Amendment #24 shall control.

5.                                      Entire Agreement. This Amendment #24 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the matters contemplated herein and supersede any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof. The terms of the Agreement are expressly incorporated herein.  Except as explicitly set forth in this Amendment #24, the Agreement remains in full force and effect and otherwise unmodified.

[Signature Page Follows]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this AMENDMENT #24 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

USAA: UNITED SERVICES AUTOMOBILE ASSOCIATION		TrueCar: TRUECAR, INC.

By:	/s/ John Davis	By:	/s/ David Pributsky

Name:	John Davis	Name:	David Pributsky

Title:	Contract Advisor, Procurement Services	Title:	VP, Partner Development

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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USAA CONTRACT CONTROL NUMBER: 1017633-026

AMENDMENT #26 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #26 TO ZAG SERVICES & MAINTENANCE AGREEMENT, effective and entered into as of April 4, 2014 (the “Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (the “Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com, Inc.) (“TrueCar”) and UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”).  All capitalized terms not otherwise defined in this Amendment #26 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members; and

WHEREAS, the Parties desire for USAA to promote to Members who are eligible for USAA’s property and casualty insurance products the Mazda Motor of America, Inc. d/b/a Mazda North American Operations (“Mazda”) incentive program (the “Mazda Program”), whereby such Members are provided with incentives in connection with the purchase of a Mazda vehicle.

NOW THEREFORE, the Parties agree as follows:

1.         Mazda Incentive Program.  Beginning on the Amendment Effective Date and continuing unless terminated by either Party in accordance with Section 2 of this Amendment #26, USAA and TrueCar shall agree on the marketing efforts and content to promote the Mazda Program.  Beginning on the Amendment Effective Date, TrueCar shall pay USAA a marketing fee in accordance with Attachment A for each vehicle sold through the USAA Auto Program as a result of the Mazda Program, as evidenced by TrueCar and/or Mazda, and where TrueCar collects an Incentive Fee for such sale from Mazda (a “Mazda Incentive Sale”).  In conjunction with the Mazda Program and upon receipt of a validation request from Mazda, TrueCar is hereby authorized to validate for Mazda the unique offer validation code and the following USAA Member “USAA Validation Information” to include USAA Member name, city, state, ZIP code and email address for USAA Members who specifically request a Mazda Program incentive offer validation code/certificate; and the USAA Validation Information shall be provided and used solely for the purpose of validating a Mazda Incentive Sale.  Only USAA Validation Information and no other USAA Member information will be shared with Mazda.  The USAA Validation Information provided by TrueCar to Mazda shall not be used by Mazda for the purpose of contacting, soliciting or otherwise interacting with any USAA Member or for any other purpose.  Before providing USAA Validation Information to Mazda, TrueCar shall enter into a written confidentiality agreement with Mazda to require Mazda to protect USAA Validation Information and only use such information for the purpose specified herein.  The use of USAA Validation Information for the Mazda Program by TrueCar and Dealers shall be subject to the terms and conditions of the Agreement.  Unless stated otherwise in an amendment to the Agreement, all payments by TrueCar to USAA pursuant to this

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

USAA CONFIDENTIAL

Amendment #26 shall be made on a monthly basis and within seventy-five (75) days from the date TrueCar collects its Incentive Fees from Mazda.

2.         Termination.  Either Party may terminate this Amendment #26 upon thirty (30) days advance written notice to the other Party.

3.         Mazda Program Additional Terms.  The Mazda Program shall be promoted by USAA as mutually agreed by TrueCar and USAA.  TrueCar is providing the Mazda Program to USAA “as is” and makes no representations or warranties with regard to the Mazda Program.  Except as stated herein, TrueCar shall not be responsible for Mazda’s compliance with the terms and conditions of the Agreement or Mazda acts or omissions in the Mazda Program.  Without limiting the effect of the foregoing and subject to the foregoing, TrueCar shall remain responsible for its obligations and responsibilities under the Agreement.

4.         Counterparts.  This Amendment #26 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and may be executed by facsimile or electronic .pdf signature.

5.         Conflicts.  In the event of any conflict between this Amendment #26 and the Agreement (including previous Amendments), this Amendment #26 shall control.

6.         Entire Agreement.  This Amendment #26 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the matters contemplated herein and supersede any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  The terms of the Agreement are expressly incorporated herein.  Except as explicitly set forth in this Amendment #26, the Agreement remains in full force and effect and otherwise unmodified.

[Signature Page Follows]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

USAA CONFIDENTIAL

USAA CONTRACT CONTROL NUMBER: 1017633-026

IN WITNESS WHEREOF, this AMENDMENT #26 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

USAA: UNITED SERVICES AUTOMOBILE ASSOCIATION		TrueCar: TRUECAR, INC.
By:	/s/ Thomas J. Little	By:	/s/ David Pributsky
Name:	Thomas J. Little	Name:	David Pributsky
Title:	Assistant Vice President Procurement Services	Title:	SVP Partner Development
Date:	5/2/14	Date:	5/2/14

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

USAA CONFIDENTIAL

USAA CONTRACT CONTROL NUMBER: 1017633-026

Attachment A

COMPENSATION SCHEDULE

1.   TrueCar will pay to USAA [***] of collected Incentive Sales subscription fees that it receives from Mazda, subject to change; provided, however, that USAA shalt approve in writing any of such changes to Incentive Sales subscription fees TrueCar receives from Mazda.

Number of monthly Incentive Sales	Mazda Subscription Fee to TrueCar	USAA revenue from TrueCar
[***] or less	[***]	[***]
[***] - [***]	[***]	[***]
[***] or more	[***]	[***]

2.   However, if the number of Incentive Sales is less than [***] for any month during the Initial Term, Mazda will receive a credit from TrueCar on the next month’s invoice depending on the tier of actual Incentive Sales for that month in which [***] Incentive Sales were not achieved.  For example, if there are [***] Incentive Sales in month 1, [***] vehicles in month 2, [***] vehicles in month 3, and [***] vehicles In month 4 Mazda will be invoiced as illustrated below.  The USAA revenue from TrueCar during the following period would contain a debit of [***] of the Mazda credit.  Consistent with the example below, a debit to the [***] subscription revenue of [***] resulting in a net payment of [***] to USAA for the month.

Invoice for month 1: [***]

Invoice for month 2: [***] - [***] credit for month 1 = [***]

Invoice for month 3: [***]

Invoice for month 4: [***]

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

USAA CONFIDENTIAL

USAA CONTRACT CONTROL NUMBER:  1017633-027

AMENDMENT #27 TO ZAG SERVICES & MAINTENANCE AGREEMENT

This AMENDMENT #27 TO ZAG SERVICES & MAINTENANCE AGREEMENT (“Amendment #27”), effective as of May 1, 2014 (“Amendment Effective Date”), modifies the ZAG SERVICES & MAINTENANCE AGREEMENT (as amended, supplemented and modified to date) (the “Agreement”), executed on February 13, 2007, USAA Contract Control Number 1017633, by and between TrueCar, Inc. (formerly Zag.com Inc.) (“TrueCar”), UNITED SERVICES AUTOMOBILE ASSOCIATION (“USAA”), and USAA Federal Savings Bank (“USAA Bank”).  All capitalized terms not otherwise defined in this Amendment #27 shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, among other services, TrueCar provides, hosts, and operates the USAA Auto Program for USAA Members;

WHEREAS, the Parties now desire to extend the term of the Agreement; and

WHEREAS, the Parties desire to update and amend certain terms related to the marketing programs for the USAA Auto Program, all in accordance with this Amendment #27 and subject to certain terms and conditions as set forth below.

NOW THEREFORE, the Parties agree as follows:

1.                                      Agreement Term. Section 8.1 of the Agreement is stricken in its entirety and replaced with the following:

8.1                               Term.  This Agreement will commence on the Effective Date and will terminate on February 13, 2020 (the “Term”).

2.                                      Marketing Programs.  During the Program Period (as defined below), TrueCar shall provide funding to support the marketing of the USAA Auto Program (“Marketing Program Funds”).  TrueCar will provide such Marketing Program Funds by performing one or a combination of the marketing activities set forth in Exhibit A (such marketing activities, the “USAA Marketing Program”), which, for the avoidance of doubt, includes the sub-programs of the Outside Marketing Program and the Loan Subvention Program.  TrueCar and USAA shall work together in good faith to mutually determine the allocation and expenditure of the Marketing Program Funds towards any combination of marketing activities comprising the USAA Marketing Program, however, in no event shall TrueCar be obligated, in any calendar year during the Program Period, to expend any Marketing Program Funds in excess of the limits set forth in Exhibit A.

3.                                      Additional USAA Marketing Obligations.  Without limiting any obligations of USAA or USAA Bank in this Amendment #27, USAA and USAA Bank agree to fund certain additional marketing commitments for specific marketing initiatives to be agreed upon by the Parties from time to time, which shall include, but are not limited to, search engine marketing, targeted email, banner ads, dedicated site links, loan integration, product pages, MSR training and Targeted Incentives (as defined below) operations support.

4.                                      Performance Warrants. Concurrently with the execution of this Amendment #27, TrueCar shall issue to USAA a warrant to purchase 2,188,470 shares of its common stock (the “Performance Warrant”), which shall be exercisable in two tranches, the first tranche of 588,470 shares exercisable pursuant to the Performance Warrant (the “Initial Shares”) shall have an exercise price of $5.30 per share and the second tranche of 1,600,000 shares (the “Remainder”) shall have an exercise price of $10.00 per share. The Initial Shares will vest in accordance with the following vesting schedule, except that any of the Initial Shares that have not vested on or before December 31, 2014 shall not become exercisable under any circumstances.

a.              Vesting Schedule of Initial Shares.  The number of Initial Shares which vest shall be calculated by obtaining the quotient of the Aggregate Revenue Amount (as defined below) divided by $5.30.

b.              Aggregate Revenue Amount.  The Aggregate Revenue Amount shall be calculated by measuring vehicle sales on or after the Amendment Effective Date and prior to January 1, 2015.  The Aggregate Revenue Amount shall be equal to the aggregate amount of Sales Revenue (as defined below) within a calendar month for each such month that has been

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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completed prior to January 1, 2015.  Sales Revenue shall mean the product of (x) the number of Sales within each applicable Sales Bracket multiplied by (y) the applicable Revenue Multiplier, each as set forth in the table below:

Sales Bracket	Revenue Multiplier

0 to 10,000	$0.00 per Sale

10,001 to 12,500	$50.00 per Sale

12,501 to 15,000	$75.00 per Sale

15,001 or greater	$100.00 per Sale

c.               Each Revenue Multiplier shall apply only to those shares falling within the applicable Sales Bracket.  For the avoidance of doubt, no Revenue Multiplier shall apply to those Sales falling within a lower Sales Bracket, regardless of whether the aggregate number of Sales in any calendar month exceeds the number of Sales constituting such lower Sales Bracket.  “Sales” shall mean all sales pursuant to the USAA Auto Program which are not contested by the dealer or invalidated.

d.              With respect to the Remainder, those shares shall vest at a rate of 1,000 shares for each 1% above the Minimum Monthly Unit Sales Floor (the “Monthly Floor”) achieved by the USAA Auto Program during a given month.  The Monthly Floor shall be as follows:

•                  14,000 units per month for 2014 (subject to the Initial Shares being fully vested)

•                  18,000 units per month for 2015

•                  22,000 units per month for 2016

•                  26,000 units per month for 2017

•                  30,000 units per month for 2018 and beyond.

e.               The share amounts and exercise prices set forth in this Section 4 do not take into account, and are therefore subject to adjustment for, the 2-for-3 reverse stock split effected by TrueCar on May 2, 2014.

At the conclusion of each quarter during which shares remain outstanding under the Performance Warrant, TrueCar shall provide to USAA a vesting reconciliation statement summarizing the vesting metrics and confirming the number of shares vested during the quarter.  The Performance Warrant shall terminate on the earlier of: (i) the eighth anniversary of the date of issuance, and (ii) the first anniversary of the termination of the USAA Auto Program or TrueCar’s operation of the USAA Auto Program.  Shares issuable upon exercise of the Performance Warrant shall be subject to registration rights that are substantially equivalent to the rights currently held by USAA with respect to its equity holdings in TrueCar.

5.                                      Targeted Incentives.  USAA Bank shall have sole discretion over the use of payments earned by it that arise from OEM incentive payment programs made available in a programmatic fashion through TrueCar for buyers of certain makes or models of vehicle (“Targeted Incentives”).  TrueCar will endeavor to add further Targeted Incentive programs over time and the Parties agree to use best efforts to cause all existing and future Targeted Incentive programs initiated by the Parties to be contracted and billed through TrueCar.

6.                                      Program Period.  This Amendment #27 shall commence on the Amendment Effective Date and the USAA Marketing Program will be in effect from the Amendment Effective Date until February 13, 2020 (the “Program Period”).  In addition, during the Program Period, the Parties may mutually agree to change the calculation of the Reimbursement Amounts.

7.                                      Press Releases.  The Parties will coordinate the distribution of any and all press releases discussing the extension of their strategic relationship pursuant to this Agreement, and neither Party may distribute any press release related hereto without first obtaining the written consent of the other Party prior to any such release.

8.                                      Counterparts.  This Amendment #27 may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all or which taken together shall constitute one and the same agreement, and may be executed by facsimile or exchanged electronically.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.                                      Conflicts.  In the event of any conflict between this Amendment #27 and the Agreement (including previous Amendments), this Amendment #27 shall control.

10.                               Entire Agreement.  This Amendment #27 along with the Agreement constitute the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes any and all prior, contemporaneous, oral or written communications or agreements with respect to the subject matter hereof.  Except as explicitly set forth in this Amendment #27, the Agreement remains in full force and effect and otherwise unmodified.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, this AMENDMENT #27 TO ZAG SERVICES & MAINTENANCE AGREEMENT has been duly executed by authorized representatives of the Parties hereto.

UNITED SERVICES AUTOMOBILE	TRUECAR, INC. (formerly Zag.com Inc.)
ASSOCIATION

/s/ R. Craig Hopkins, Jr.	/s/ James Nguyen
Signature	Signature

R. Craig Hopkins, Jr.	James Nguyen
Printed Name	Printed Name

Senior Procurement Officer	EVP Corporate & Partner Development
Title	Title

5/4/2014	5/4/2014

USAA FEDERAL SAVINGS BANK

/s/ R. Craig Hopkins, Jr.
Signature

R. Craig Hopkins, Jr.
Printed Name

Senior Procurement Officer

5/4/2014

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A

USAA Marketing Program

1.              Marketing Program Funds.

A.       Funding.  The Marketing Program Funds for each calendar quarter of the Program Period shall not exceed the amounts as set forth in the table below (“Total Marketing Expense”) and TrueCar will have no obligation to incur any expenses for marketing of the USAA Auto Program in excess of the Total Marketing Expense.

Year	Total Marketing Expense
2014	[***] per Approved Sale in such calendar year
2015	[***] per Approved Sale in such calendar year
2016	[***] per Approved Sale in such calendar year
2017	[***] per Approved Sale in such calendar year
2018	[***] per Approved Sale in such calendar year
2019-2020	[***] per Approved Sale in such calendar years

As used in this Amendment #27, “Approved Sale” means a purchase of a new or used vehicle from a Dealer listed on the Certificate generated through the USAA Auto Program during the Program Period.

B.       Quarterly Reconciliation.  Following the end of each calendar quarter of the Program Period, TrueCar will submit to USAA reasonable documentation of its expenditure of Marketing Program Funds for the previous calendar quarter.  TrueCar and USAA agree to cooperate in good faith to address any amounts of the Marketing Program Funds that exceed or represent a shortfall toward the Total Marketing Expense for such calendar quarter.

2.     USAA Marketing Program

A.       Outside Marketing Program.  In addition to and without limiting the Parties’ obligations under Section 2(B) of this Exhibit A, TrueCar may fund and operate certain outside marketing programs that it chooses in consultation and mutual agreement with USAA with the purpose of promoting the USAA Auto Program, which programs may include digital, TV, or radio advertisements, member benefit programs, and/or member rewards (such as gift cards and sweepstakes) (collectively, the “Outside Marketing Program”).  All TrueCar expenses arising in connection with the Outside Marketing Program shall be included in calculation of the Marketing Program Funds.

B.       Loan Subvention Program.

(i)    Loan Subvention Program Terms.  TrueCar and USAA Bank will support a loan rate discount program for Members who (i) purchase a vehicle after using the USAA Auto Program website, (ii) fund the purchase with a USAA Bank auto loan, and (iii) are eligible for USAA’s property and casualty insurance products (such loan rate discount program, the “Loan Subvention Program”).  For each Approved Sale where a USAA Auto Loan is used to make the vehicle purchase (“Subvention Sale”) during the Program Period, USAA Bank shall apply a rate discount on the applicable USAA Auto Loan for such new or used vehicle purchase, in accordance with the rate discount calculation set forth in Exhibit B (each such loan, a “Discounted USAA Auto Loan”).  USAA Bank shall fund the rate discount for each Discounted USAA Auto Loan.

(ii)   Reimbursement Eligibility.  If, and to the extent the parties allocate Marketing Program Funds to the Loan Subvention Program in a given calendar quarter, TrueCar will reimburse USAA Bank a reimbursement amount for such eligible Discounted USAA Auto Loan in accordance with the formula and calculations set forth in Exhibit B and the terms and conditions set forth below (“Reimbursement Amount”).  All Reimbursement Amounts paid to USAA or USAA Bank shall be included in the calculation of total Marketing Program Funds and will not exceed the Total Marketing Expense.

(iii)  Additional Terms.  USAA Bank may request reimbursement from TrueCar of an applicable Reimbursement Amount only when all of the following conditions are met: (i) a Member applies for a USAA Auto

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Loan before the end of the Program Period; (ii) the USAA Auto Loan was used to purchase a new or used vehicle from a Dealer listed on the Certificate generated by TrueCar for that Member within 90 days from the date the Member (or a member of the Member’s household or immediate family) submitted a Lead, (iii) TrueCar matches the sale to a Lead, (iv) the vehicle sale is to a Member (or a member of the Member’s household or immediate family), and (v) the vehicle purchase is made during the Program Period.  “Lead” means the electronic submission of contact information to a Dealer through the USAA Auto Program in connection with the potential purchase of a vehicle.  The Lead can be submitted directly by a Member, a member of a Member’s household or immediate family, or through a USAA Member Service Representative with valid member contact information.  Notwithstanding the foregoing, TrueCar will not be obligated to pay USAA Bank the Reimbursement Amount in any quarter where USAA or USAA Bank does not perform all of the marketing obligations set forth in Section 2(B)(v)(1) of this Exhibit A.  Each month, USAA Bank will provide an invoice to TrueCar detailing the requested Reimbursement Amount for such month.  The invoice will contain each Member Number, amount requested to be reimbursed to USAA Bank, vehicle VIN, and amount of Discounted USAA Auto Loan, discount rate applied, and term of the Discounted USAA Auto Loan.  Within 30 days from the receipt of a valid invoice, and to the extent that TrueCar has allocated Marketing Program Funds for such month to the Loan Subvention Program. TrueCar will pay to USAA Bank the applicable Reimbursement Amounts for Subvention Sales in such month.

(iv)  Tracking; Reporting.  By 9:00 a.m. Central Daylight Time each Monday-Friday during the Program Period, USAA Bank will provide TrueCar with a report setting forth the information necessary for TrueCar to match all Subvention Sales to Discounted USAA Auto Loans occurring the prior day (“Loan Data Report”).  Such report will be provided in a mutually agreed upon, secure format.  By 6:00 a.m. Central Daylight Time the following day (i.e., Tuesday-Saturday), TrueCar will provide USAA Bank with a report identifying each Subvention Sale associated with a Discounted USAA Auto Loan for management and accounting purposes.  In addition, by 6:00 a.m. Central Daylight Time Monday-Friday, TrueCar will provide the member number, loan number and discount rate so the rate adjustments can be systematically created.  Additionally, USAA Bank agrees to work in good faith with TrueCar to continue to develop tools for, and provide full-file access to, loan and insurance data on a timely basis, with the goal of achieving real-time access for reporting purposes.  Exceptions to this process will be handled manually by USAA Bank and TrueCar.  Information provided by USAA pursuant to this Section 2(B)(4) of this Exhibit A shall be used to match Leads to USAA Auto Loans and vehicles purchased from Dealers in the USAA Auto Program to verify Subvention Sales for the purposes of administering the Loan Subvention Program, and for no other purpose.  Such information shall be subject to the Confidentiality and Data Security obligations in the Agreement.

(v)   Promotional Obligations.  USAA and TrueCar will market and promote the Loan Subvention Program on the following sections of USAA.com to include USAA product pages and Member Service Representatives will be aware of the current subvention program.  The USAA Auto Program website will promote the subvention program on its subvention landing page and on the main landing page .  All marketing materials shall be approved by both Parties prior to use.  Other areas for promotion on USAA.com and in the USAA Auto Program may include as available:

o                 Public Homepage Banner

o                 Monthly targeted email campaigns

o                 My Accounts Real Time Web Offers and Slim Banners

o                 Links on the following product pages for the full promotion period:

•                  CBS Page

•                  Auto Loan Page

•                  Auto Circle Page

•                  Maintain Page

•                  Rate Pop up

•                  Loan Calculator

•                  Loan Application Pages

o                 Various corporate communication tactics executed to promote the subvention offer as available.

o                 Subvention offer added to existing loan and car buying service lead follow-up entails as determined to be available

o                 Through the mobile channel in various marketing treatments as available

o                 Links on the How it Works Landing Page

o                 Links — Near Financing in Flow

o                 Car Buying Service Home Page

o                 Links on the Prepare Tab

o                 Messaging on Savings Certificate

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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o                 Landing Page to promote offer

o                 MyCar Landing Page

o                 Conquest marketing real time ads

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

Funding of Rate Discount and Reimbursement Calculation for

USAA / TrueCar Loan Subvention Program

During the Program Period, USAA Bank will fund the rate discount for each Discounted USAA Auto Loan resulting from an Subvention Sale in accordance with the terms set forth below, as such rate discounts and subvention reimbursement rates may be changed from time to time upon the mutual agreement of the parties:

USAA Bank and TrueCar have agreed upon the following Net Present Value (“NPV”) formula to determine the amount for which USAA Bank may request for each Discounted USAA Auto Loan that is funded:

Reimbursement Amount = Subvention Reimbursement Rate * Loan Balance

Where Subvention Reimbursement Rate = (Interest Payment Difference * Weighted Average Number of months to pay off)/Loan Balance

Program Example:

For the avoidance of doubt, the below table reflects the Reimbursement Amounts in effect as of the date hereof and shall apply through the end of the current loan subvention program, scheduled to terminate in July 2014, subject to any  adjustments mutually agreed to by the Parties.

		New			Used
	[***] 1-36	[***] 37-48	[***] 49-60	[***] 1-36	[***]s 37-48	[***] 49-60

Reimbursement Amount For TrueCar	[***]%	[***]%	[***]%	[***]%	[***]%	[***]%

•                  Interest Payment Difference = difference between the first interest charge if paid at the regular interest rate and the first interest charge paid at the discounted interest rate, assuming payments are made in equal monthly installments over the agreed upon average pay off term.

•                  Weighted Average Number of months to payoff = average loan life pay off term (average loan life by term can be provided by USAA upon request)

•                  Loan Balance = Loan Principle For a given Loan Term (36, 48 or 60 months) and Loan Type (New and Used).

For purposes of this Amendment #27, a new vehicle is a vehicle with a model year of the then-current calendar year or immediately preceding two calendar years, and all other model year vehicles will be classified as used vehicles.

[***]                   Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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